UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
  (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Name and address of agent for service)
Registrant’s telephone number, including area code: 1-402-391-1980
Date of fiscal year end: March 31
Date of reporting period: September 30, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

FALL 2017

Semi-Annual Report

September 30, 2017

THE WEITZ PHILOSOPHY

Value investing the Weitz Way.

There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It’s no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.

We’re in it with you:

Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we’re treating clients’ money as if it were our own.

We focus on what we know:

Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.

We think for ourselves:

Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.

Today we are responsible for over $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.

Wally Weitz, CFA
President, Portfolio Manager

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TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Value Fund	8

Partners Value Fund	10

Partners III Opportunity Fund	12

Hickory Fund	14

Balanced Fund	16

Core Plus Income Fund	18

Short Duration Income Fund	21

Ultra Short Government Fund	24

Nebraska Tax-Free Income Fund	25

Schedule of Investments	27

Financial Statements	42

Notes to Financial Statements	52

Actual and Hypothetical Expenses for Comparison Purposes	61

Other Information	62

Index Descriptions	66

The management of Weitz Funds has chosen paper for the 68 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

3 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

VALUE MATTERS

October 2, 2017

Dear Fellow Investor:

Our stock funds registered another positive quarter and at September 30 show good nine-month absolute returns. Our bond funds are showing solid returns in a decidedly poor environment for fixed income investors. The full story of fund results is told in the performance summary table following this letter.

In this extended period of artificially suppressed interest rates and richly valued stocks and bonds, relative returns have been harder to come by. Year-to-date, our returns have trailed the S&P 500 and the Russell 2500. This is frustrating for both clients and our investment team. Our interpretation of this recent “relative performance problem” is that our focus on business valuation and price-sensitive investment discipline has led us to be underinvested in both stocks in general and the most index-moving “momentum” stocks in particular.

After 34 years of managing our funds this way, we have a fair amount of historical evidence that good, long-term compounding has survived several periods of being “out of step” with the market (see the comparisons of each fund’s results with its benchmark later in this report). Warren Buffett has said that he prefers a lumpy 15% to a smooth 12%, and we agree. While we have not sought out the “lumps,” they come inevitably as we tend to buy early when we see bargains and sell before tops when prices seem high relative to business value.

It is human nature to focus on relatively short-term investment results. Investors and their advisors are reinforced by near-term “wins” and unsettled by losses, even relative ones. Enthusiasm for stocks that are “working” tends to grow even as those stocks become less cheap. The growing popularity of indexing reinforces the momentum of the market leaders as new money is concentrated in those same stocks. (By the way, indexing does not protect investors from losses when the market goes down.)

There is a staggering amount of energy expended trying to predict short-term market moves and identify likely beneficiaries of changes in Fed policy, government tax and spending policies, and geopolitical events. We believe this short-termism is counterproductive. At times like this, when we find ourselves underweight the favorite stocks of the day, we continue to focus on studying new companies and adding stocks to our “on-deck” list for future investment when the prices are right.

Our Game Plan
 As the stock market drifts higher, driven by a narrowing group of popular companies, and we patiently search for reasonably priced new investment ideas, two major questions dominate our deliberations over individual companies’ business values.

(1)	If low inflation and interest rates are not permanent, when and how fast will they rise?

(2)	As companies employing disruptive technologies and business models create havoc with traditional businesses, how should we value both the insurgents and the victims?

We have no definitive answers, but we think shareholders may be curious as to how we are approaching these questions.

Current and prospective interest rates have a huge impact on asset values. If an investor sees a reasonable probability of earning an 8-10% return from stocks, she will not be tempted by a “sure” 2% return from a bond. But if interest rates rise, and safe bonds yield 6-8%, bonds become much tougher competition for stocks. All things being equal, as interest rates rise, people require higher expected returns from stocks. In other words, when rates rise, investors will pay a lower price (P) for a dollar of a company’s earnings (E)—a lower price/earnings ratio (P/E)—than when rates are lower. Over time, even if earnings per share grow: if the P/E shrinks, the return on one’s stock investment may be disappointing (or even negative).

Over the past several years, inflation, which is a major driver of interest rate levels, has been surprisingly subdued. Economists differ on the causes of inflation. (Please forgive the following monetary theory jargon.) The Fed’s quantitative easing program expanded the money supply (inflationary), but the “velocity” of money has slowed dramatically in recent years (disinflationary). The Internet has probably had a significant disinflationary impact as available information for comparison shopping for all types of goods and services has decreased the pricing power of companies in most industries. Changing consumer tastes and attitudes, especially among Millennials and Gen X consumers, contribute to the uncertainty surrounding future rates of inflation. The Fed has been concerned that inflation is too low, hence the extension of its low interest rate policy for years after the end of the recession. The older of us is a product of the inflationary 1970s, and finds it odd to see a Fed promoting higher inflation.

While higher inflation and interest rates generally have a negative impact on stock valuations (P/Es), they may be either positive or negative (or both!) for a company’s profits. One company’s higher cost of debt may represent a boost to its lender’s net interest margin. A company with control of its costs and with pricing power for its products can take advantage of rising prices, while a company with a different cost structure may see its profits squeezed (or eliminated) by inflation. While we cannot predict the timing or pace of a rise in the inflation rate, we all want to be confident that the companies we own can not only survive, but perhaps take advantage of higher rates of inflation and interest costs in the future.

On the second question, to what extent can we expect reversion to the mean (of growth rates, market shares, profit margins), and in what ways is this time different? The “Amazon effect” has been devastating to the traditional retailing industry. Google and Facebook have completely changed the advertising business. Streaming video services like Netflix are shaking up the pay-TV landscape, and even Disney’s ESPN is facing pricing pressure. Some are inclined to extrapolate these changes as if each is a winner-take-all competitive battle. Others assume that “these threats, too, shall pass.”

There is an old joke in the investment business that in the life cycle of a great new business, as growth slows and overly optimistic projections fail to materialize, growth investors sell to GARP (growth at a reasonable price) buyers, who sell to value investors, with the shares ultimately ending up in the hands of the deep value crowd. At each stage, the new buyers are making the assessment that the disappointment is temporary or that the stock price has declined

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enough to create a bargain. The trick is to be able to distinguish between the seriously troubled “falling knife” and the temporarily misunderstood undervalued security.

We have a fair amount of historical evidence that good, long-term compounding has survived several periods of being “out of step” with the market.

Every situation is different, and we are all still learning about the evolution of “disrupted” industries. Cars disrupted buggy whips, and cell phones disrupted the wireline telephone industry, but the pace of change has accelerated. Walmart is responding to the Amazon threat by building its own e-commerce business and enhancing it with the acquisition of small Amazon competitor Jet.com. Best Buy was hurt badly by online competition a few years ago. In response, it has lowered corporate expenses and has begun matching prices of online competitors. As a result, profits have stabilized, but the long-term prognosis is uncertain. Others like Toys-R-Us, have succumbed to Chapter 11 bankruptcy and will restructure and try again. We have very little exposure to retail stores, but the competitive price pressures find their way back upstream to producers of all types of products.

Video programming has been an interest of ours for a long time. Some traditional cable subscribers who have bought a “bundle” of channels along with broadband and telephone services are now beginning to demand “unbundled” offerings. Providers of video content are facing significant competition from video products that can be delivered over broadband connections. We have modest positions in Discovery and Twenty-First Century Fox, which are being impacted by “cord cutting,” but our primary media holdings are cable distributors who sell the all-important broadband connection. We own Liberty Global, Charter (via Liberty Broadband and Liberty Ventures) and Comcast in our various funds, and we feel very good about their prospects for coping with their industry’s evolution.

One might think that the obvious solution to disruption would be to own the disrupters. The performance of the FAANG stocks (Facebook, Apple, Amazon, Netflix and Google) would indicate that many investors have taken this tact. We have owned Google for several years and have a position in Amazon in the Value Fund, but our basic problem with this solution is the valuations of the current “winners.” We are very willing to pay more for predictable growth in profits, as we have with Visa, Mastercard, Thermo-Fisher and others. However, we need to have reasonable confidence in our projections of future cash flows and a price that gives us a “margin of safety” that will protect us from unexpected events.

One other subject that we monitor, but do not obsess over, is the overall “macro” environment. This includes both economic and geopolitical factors. The good news is that U.S. and global business conditions seem generally positive. Modest growth and few obvious areas of excess mean that our companies should be able to continue growing their business values—the best antidote to high valuations.

On the geopolitical front, though, we have a sense of cognitive dissonance—fires, floods, hurricanes, famines, shooting wars, threatened nuclear war with N. Korea, secession movements, and less than reassuring political leadership—yet we also have record high stock prices and record low market volatility. In the long run, we expect our country to be fine, and good companies will adapt and find ways to prosper. In the shorter run, though, we wouldn’t be surprised if some of these headlines created some downticks in the stock market. In that event, we have cash reserves (15-25%, depending on the fund) and a long “on-deck” list of stocks we know well enough to buy on short notice should they become available at an attractive price.

The Portfolio Managers’ Discussion sections of this report, provide more detail on each fund’s portfolio winners and losers as well as positioning going forward. Also, after October 31, we will post information about estimated year-end dividend and capital gains distributions on our website. As always, we thank shareholders for their ongoing support and encourage you to call our client service colleagues if you have any questions.

Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of September 30, 2017, each of the following portfolio companies constituted a portion of the net assets of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, and Balanced Fund as follows: Alphabet, Inc. (Parent of Google)-Class C: 4.5%, 3.5%, 3.7%, 0%, and 1.8%. Amazon.com, Inc.: 1.4%, 0%, 0%, 0%, and 0%. Comcast Corp.-Class A: 2.6%, 0%, 0%, 0%, and 1.7%. Discovery Communications, Inc-Class A: 0%, 0%, 1.5%, 0%, and 0%. Discovery Communications, Inc-Class C: 0%, 2.0%, 0%, 0%, and 0%. Liberty Broadband Corp.-Series A & C: 0%, 9.6%, 10.6%, 9.0%, and 0%. Liberty Broadband Corp.-Series C only: 7.6%, 0%, 0%, 0%, and 2.0%. Liberty Global Group-Class C: 5.0%, 7.1%, 7.9%, 2.9%, and 1.5%. Liberty Ventures Group-Series A: 0%, 0%, 4.9%, 3.9%, and 0%. Mastercard Inc.-Class A: 4.2%, 2.6%, 6.0%, 0%, and 2.3%. Thermo Fisher Scientific Inc: 2.7%, 0%, 0%, 0%, and 1.9%. Twenty-First Century Fox, Inc: 3.3%, 3.0%, 0%, 0%, and 0%. Visa Inc.-Class A: 2.8%, 4.4%, 3.4%, 0%, and 3.3%. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Included is a reference to the term margin of safety. This term refers to purchasing securities at a price that is less than our estimate of intrinsic value. A potential margin of safety may limit downside risk and optimize the potential for growth.

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DISCLOSURES

These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund’s or Class’s net assets, are: Value – Investor Class, 1.24%; Value – Institutional Class, 1.10% (gross); Partners Value – Investor Class, 1.27%; Partners Value – Institutional Class, 1.07% (gross); Partners III Opportunity – Investor Class, 2.29%; Partners III Opportunity – Institutional Class – 1.80%; Hickory, 1.25%; Balanced, 1.01% (gross); Core Plus Income – Investor Class, 1.91% (gross); Core Plus Income – Institutional Class, 1.23% (gross); Short Duration Income – Investor Class, 0.93% (gross); Short Duration Income – Institutional Class, 0.62% (gross); Ultra Short Government, 0.60% (gross); and Nebraska Tax-Free Income, 0.80%. See the Financial Highlights on pages 49 and 51 for more current expense ratios. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 66 for a description of all indices.

(a) On the last business day of 1993, 2005 and 2006, the Partners Value, Partners III Opportunity and Nebraska Tax-Free Income Funds (the “Funds”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership and Weitz Income Partners Limited Partnership (the”Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund’s Investor Class (and use the actual expenses of each Fund’s Investor Class) without adjustment. For any such period of time, the performance of each Fund’s Institutional Class would have been similar to the performance of each Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.30% and 0.99%, respectively, of each Class’s average daily net assets through July 31, 2018.

(c) Investor Class shares of the Partners III Opportunity and Short Duration Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund’s Institutional Class (and use the actual expenses of each Fund’s Institutional Class) without adjustment. For any such period of time, the performance of each Fund’s Investor Class would have been similar to the performance of each Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short Duration Income Fund’s – Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.68% and 0.48%, respectively, of each Class’s average daily net assets through July 31, 2018.

(d) The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.95% of the Fund’s average daily net assets through July 31, 2018.

(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund’s Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.60% and 0.40%, respectively, of each Class’s average daily net assets through July 31, 2018.

(f) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Ultra Short Government Fund (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2018.

(g) Since inception performance for the Russell 1000 Value, Bloomberg Barclays Intermediate U.S. Government/Credit and CPI +1% is from May 31, 1986; December 31, 1988; and December 31, 1988, respectively. The inception date of the Bloomberg Barclays U.S. Aggregate 1-3 Year and 5-Year Municipal Bond was December 31, 1992 and January 29, 1988, respectively.

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PERFORMANCE SUMMARY

		Annualized
						Since Invest-
						ment Style
	Inception	Since				Inception
Fund Name	Date	Inception	30-year	20-year	10-year	(6/30/08)	5-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.19%	10.32%	7.90%	4.93%	8.56%	9.75%	13.54%	12.19%	3.29%
Institutional		10.22	10.34	7.94	5.00	8.63	9.89	13.81	12.38	3.36
Russell 1000		10.28	9.67	7.21	7.55	9.96	14.27	18.54	14.17	4.48
Russell 1000 Value(g)		10.28	9.77	7.35	5.92	8.79	13.20	15.12	7.92	3.11
Partners Value(a)(b)	6/01/83
Investor		11.85	10.67	8.37	5.69	—	8.92	11.34	9.49	1.97
Institutional		11.88	10.70	8.41	5.77	—	9.07	11.64	9.71	2.02
Partners III
Opportunity(a)(c)	6/01/83
Investor		12.36	11.43	9.41	7.09	—	8.47	9.10	7.70	1.96
Institutional		12.43	11.51	9.53	7.32	—	8.85	9.63	8.03	2.05
Russell 3000		10.77	9.59	7.20	7.57	—	14.23	18.71	13.91	4.57
Russell 3000 Value		11.19	9.80	7.41	6.01	—	13.20	15.53	7.72	3.27
Hickory	4/01/93	9.87	—	7.25	6.12	9.80	8.64	11.43	9.84	2.69
Russell 2500		10.54	—	8.71	8.19	10.40	13.86	17.79	11.00	4.74
Russell 2500 Value		10.96	—	9.17	7.59	10.10	13.25	15.75	5.86	3.83
S&P 500		—	9.51	7.00	7.44	9.95	14.22	18.61	14.24	4.48
Balanced(d)	10/01/03	5.54	—	—	4.81	—	6.44	9.10	9.16	2.53
Blended Index		7.07	—	—	6.21	—	9.14	10.96	9.36	2.92
Core Plus Income(e)	7/31/14
Investor		3.39	—	—	—	—	—	1.26	2.66	0.54
Institutional		3.60	—	—	—	—	—	1.46	2.81	0.58
U.S. Aggregate Bond		2.70	—	—	—	—	—	0.07	3.14	0.85
Short Duration
Income(c)	12/23/88
Investor		5.16	—	4.13	3.23	—	1.47	0.95	1.50	0.38
Institutional		5.20	—	4.20	3.37	—	1.69	1.15	1.64	0.43
U.S. Aggregate 1-3 Year(g)		—	—	3.55	2.18	—	0.92	0.69	1.07	0.34
Intermediate U.S. Govt/Credit(g)		5.81	—	4.66	3.64	—	1.61	0.23	2.34	0.60
CPI + 1%(g)		3.55	—	3.18	2.72	—	2.31	3.26	3.00	1.01
Ultra Short
Government(f)	8/01/91	2.39	—	1.84	0.42	—	0.14	0.57	0.52	0.30
6 Month Treasury		2.99	—	2.39	0.82	—	0.39	0.81	0.68	0.31
Nebraska Tax-Free
Income(a)	10/01/85	4.65	—	3.40	2.43	—	0.89	0.19	1.80	0.23
5-Year Municipal Bond(g)		—	—	4.18	3.81	—	1.93	1.14	3.87	0.68

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VALUE FUND

Investment Style: Large-Cap Value

Co-Portfolio Managers: Brad Hinton, CFA & Dave Perkins, CFA

The Value Fund’s Institutional Class returned +3.36% during the third quarter compared to +4.48% for both the S&P 500 and Russell 1000 indices. Year to date, the Fund’s Institutional Class returned +12.38% compared to +14.24% and +14.17% for the S&P 500 and Russell 1000 indices, respectively. While we are pleased with the Fund’s absolute returns, the broader indices continue to outpace our common sense, price-sensitive investment discipline. Since June 2008, when the Fund adopted its current investment strategy of investing the majority of its assets in large-cap companies, it has returned (annualized) +8.63% compared to +9.95% and +9.96% for the S&P 500 and Russell 1000 indices, respectively. The primary culprit of the Fund’s relative underperformance has been our conservatism (~19% average residual cash balance).

Our aim as investors is to swing hard when the odds are stacked in our favor and to “wait for our pitch” when they are not. Higher prices equate to trickier pitches and batting practice fastballs have become increasingly rare of late. Low interest rates may continue to reward those happy to simply “put the ball in play,” but we remain wary of the long-term ramifications of putting capital to work at historically high valuations. On a positive note, we appear to have made solid contact on a handful of pitches over the past 12 months with healthy, albeit early, initial results with Oracle, Amazon, Visa and Thermo Fisher Scientific.

Liberty Broadband, Mastercard and Dollar Tree were the largest contributors to Fund performance during the third quarter. Charter Communications, Liberty Broadband’s primary asset, has been rumored to be a potential acquisition target by several peers. As Broadband’s discount to intrinsic value narrowed and the Fund’s stake approached 9% of net assets, we elected to lighten the position at prices north of $100. Mastercard continues to produce healthy growth and invest aggressively in expanding its digital payment capabilities. While business value has compounded at a high-teens rate during our first three years of ownership, the stock price has risen even more quickly. We sold some shares for the first time during the third quarter. Dollar Tree rebounded as second quarter results demonstrated progress at Family Dollar and an acceleration in growth in the Dollar Tree banner. Through the first nine months of calendar 2017, Google parent Alphabet joined Liberty Broadband and Mastercard as the Fund’s strongest contributors. Each remains a top ten holding in the Fund.

Allergan, Twenty-First Century Fox and Range Resources were the three largest detractors from third quarter performance. Despite solid execution in its core aesthetics business and thoughtful capital deployment, Allergan has struggled to grow intrinsic value per share over the past 12 months. Slower launch trajectories for several new products and faster-than-expected erosion of several legacy medications lowered our organic growth forecasts for the next several years. Despite the setback, we believe the stock trades at an attractive discount and bought back shares at $205 we had sold earlier in the quarter north of $250. The potential for disruptive change in traditional video continues to weigh on shares of Fox. The next generation of leadership has been thoughtful about investing for the future, however, and a successful acquisition of the remainder of Sky would add attractive direct-to-consumer capabilities (though regulatory hurdles remain). At some point, we believe Fox’s mid-single-digit growth and free cash flow generation will become difficult for the market to ignore.

The Fund’s three energy holdings remain the largest detractors year to date, creating a roughly one percentage point headwind to Fund performance. Our estimate of Range Resource’s business value has steadily declined but remains meaningfully above the current stock price. A combination of more normal winter weather, potential asset sales and improved performance in Range’s recently acquired Terryville asset over the next several quarters should narrow the stock’s discount to value. Pioneer Natural Resources, the Fund’s largest individual energy holding, lowered its production growth outlook for 2017 following unanticipated tweaks to its well completion designs. We believe the 10-year development plan the company outlined in February remains achievable and should create attractive shareholder returns in a $40-$60 oil price world. We increased our position in early August.

During the third quarter, we added a pair of smaller new positions to the Fund–Danaher Corporation (DHR) and DXC Technology (DXC). Following the transformational purchase of Pall Corporation and the spinoff of its industrial-focused assets in mid-2016 (Fortive Corp), the “new” Danaher is focused on attractive end markets such as: life sciences, diagnostics, dental, and environmental & applied technology end markets. Danaher fits the profile of a typical core Value Fund holding. Roughly 65% of the company’s sales come from captive, subscription-like recurring revenues, which serve as the foundation of a highly free cash flow generative business model. Each of Danaher’s underlying platforms addresses large and growing market opportunities with ample room for ongoing reinvestment. Application of the famed Danaher Business System at recent acquisitions Pall and Cepheid should continue to yield healthy organic profit growth over the next several years. We would welcome the opportunity to add to the Fund’s holdings at lower prices.

DXC Technology is the combination of Computer Sciences Corporation (CSC) and Hewlett Packard’s Enterprise Services business. Cost synergies and greater combined organizational efficiency should drive healthy earnings growth over the next three years. CEO Mike Lawrie and his team successfully executed a similar playbook at legacy CSC, and we believe the plan he’s laid out for DXC is achievable. With a relatively clean balance sheet and shares trading at roughly 10x our estimate of fiscal 2019 free cash flow, the stock’s risk-reward appears to tilt heavily in favor of the patient investor. With residual cash totaling 14% of net assets at quarter end, our bats are ready for the next Danaher or DXC.

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Returns	Annualized
				Since Invest-
	Since			ment Style
	Inception			Inception
	(5/9/1986)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WVALX - Investor Class	10.19%	7.90%	4.93%	8.56%	9.75%	4.67%	13.54%	12.19%	3.29%
WVAIX - Institutional Class	10.22	7.94	5.00	8.63	9.89	4.90	13.81	12.38	3.36
S&P 500	10.27	7.00	7.44	9.95	14.22	10.81	18.61	14.24	4.48
Russell 1000	10.28	7.21	7.55	9.96	14.27	10.63	18.54	14.17	4.48
Russell 1000 Value	10.28 *	7.35	5.92	8.79	13.20	8.53	15.12	7.92	3.11

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2017, as compared with the growth of the Standard & Poor’s 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

* Since 5/31/1986

Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	8.1
Liberty Broadband Corp. - Series C	7.6
Liberty Global Group - Class C	5.0
Alphabet, Inc. - Class C	4.5
Allergan plc	4.5
Laboratory Corp. of America Holdings	4.3
Mastercard Inc. - Class A	4.2
Oracle Corp.	3.8
Twenty-First Century Fox, Inc. - Class A	3.3
Dollar Tree, Inc.	3.2
48.5

Industry Breakdown
% of Net Assets
Consumer Discretionary	27.5
Information Technology	19.2
Financials	13.0
Health Care	12.6
Materials	5.7
Consumer Staples	3.0
Energy	2.9
Industrials	2.1
Cash Equivalents/Other	14.0
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series C	9.9%	8.1%	0.81%
Mastercard Inc. - Class A	16.5	4.4	0.69
Dollar Tree, Inc.	24.2	2.8	0.62
Berkshire Hathaway Inc. - Class B	8.2	7.7	0.61
Visa Inc. - Class A	12.4	2.6	0.31

Bottom Performers		Average
	Return	Weight	Contribution
Allergan plc	(15.4)%	4.9%	(0.73)%
Twenty-First Century Fox, Inc. - Class A	(6.3)	3.5	(0.23)
Range Resources Corp.	(15.4)	0.8	(0.14)
QVC Group - Series A	(4.0)	2.7	(0.14)
Oracle Corp.	(3.2)	3.9	(0.12)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.24% and 1.10% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

PARTNERS VALUE FUND

Investment Style: Multi-Cap Value

Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA

The Partners Value Fund’s Institutional Class returned +2.02% during the third quarter compared to +4.48% for the S&P 500 and +4.57% for the Russell 3000. Year to date, the Fund’s Institutional Class returned +9.71% compared to +14.24% for the S&P 500 and +13.91% for the Russell 3000.

Recent comparative results have been below our standards. Year-to-date returns have been solid in absolute terms, but they have fallen short of our benchmarks. While contributors have far outweighed detractors in number and magnitude, any laggards are particularly costly when measured against a strongly rising market. Notable contributors for the quarter and year to date included Liberty Broadband, Visa and Berkshire Hathaway. All three are large, core positions with excellent businesses and strong management teams at the helm. While the stocks are no longer particularly cheap, we expect each to compound value at a healthy rate for years to come.

Detractors for the quarter included Allergan and our media content holdings, Discovery Communications and Twenty-First Century Fox. Allergan’s stock gave back its year-to-date gains as investors fretted over Q3 and 2018 estimates. We think the company is well positioned to deliver double-digit returns over the next few years, without much help from its potentially valuable pipeline of early stage drugs. The media landscape is rapidly evolving, and investors do not like uncertainty. Fox has the “right” kind of content assets, with heavy doses of sports and news programming that are well-suited to live viewing. Discovery’s U.S. outlook is less clear-cut, but the pending acquisition of Scripps Networks Interactive will give the combined company a formidable bundle of relatively inexpensive lifestyle programming. Coupled with a strong global presence, including exclusive European sports assets, we think the company has reasonable prospects that are not reflected in the stock price.

The Russell 3000 has been a tough bogey year to date (+13.91%) and for the past five years (+14.23% annualized). We have not kept pace, as we have been too patient in deploying excess cash, too disciplined in selling some winners prematurely, and too contrarian in waiting for value to be realized at a few challenged companies. Earlier this year, we cleared out a few of the most painful detractors (Avon Products, Fossil Group), and we have more effectively held on to several large contributors (Google, Texas Instruments, Aon). We think it is highly unlikely that the broader market will grow at a similar mid-teens pace over the next five years. If we are right, residual cash may well flip from being a liability to an asset.

Portfolio activity was light during the quarter. We continued to build our position in DXC Technology, and we added to Allison Transmission as concerns around the impact of electric vehicles drove the stock back into the low $30s. We bought a small new position in Danaher, which we would characterize as a high-quality stock at a fair price. Danaher has been an acquirer and refiner of very good businesses for three decades. The company has strong platforms in the life sciences, diagnostics, environmental and dental industries. We think Danaher will reward patient owners by growing business value at a healthy rate for the next several years. We did not sell any businesses during the quarter.

Our “north star” for all investments is a stock price that trades below our business value estimate. When valuation levels are on the high side, like now, we are willing to be (very) patient. Patience often has near-term consequences for our business, but we believe this discipline serves our clients well over the long haul. Our common-sense approach is far more valuable when investing waters are choppy rather than placid. Full market exposure is great during an extended bull market, but index funds have neither the tools to help mitigate downside nor the wherewithal to invest more aggressively when the odds are stacked in our favor. That’s where we most often shine. We appreciate the patience our investors have shown as we “stick to our knitting” in the meantime.

10 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPVLX - Investor Class	11.85%	8.37%	5.69%	8.92%	3.46%	11.34%	9.49%	1.97%
WPVIX - Institutional Class	11.88	8.41	5.77	9.07	3.67	11.64	9.71	2.02
S&P 500	10.98	7.00	7.44	14.22	10.81	18.61	14.24	4.48
Russell 3000	10.77	7.20	7.57	14.23	10.74	18.71	13.91	4.57
Russell 3000 Value	11.19	7.41	6.01	13.20	8.79	15.53	7.72	3.27

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2017, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	9.6
Berkshire Hathaway Inc. - Class B	8.1
Liberty Global Group - Class C	7.1
Visa Inc. - Class A	4.4
Laboratory Corp. of America Holdings	4.3
Allergan plc	4.0
QVC Group - Series A	3.8
Alphabet, Inc. - Class C	3.5
Liberty SiriusXM Group - Series A & C	3.4
Colfax Corp.	3.1
51.3

Industry Breakdown
% of Net Assets
Consumer Discretionary	31.3
Information Technology	19.5
Financials	15.8
Health Care	8.9
Industrials	5.7
Energy	1.9
Cash Equivalents/Other	16.9
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	9.8%	9.5%	0.80%
Berkshire Hathaway Inc. - Class B	8.2	7.7	0.60
Visa Inc. - Class A	12.4	4.1	0.47
Texas Instruments, Inc.	17.2	2.3	0.37
Mastercard, Inc. - Class A	16.5	2.4	0.36

Bottom Performers		Average
	Return	Weight	Contribution
Allergan plc	(15.4)%	4.5%	(0.72)%
Discovery Communications, Inc. - Class C	(19.6)	2.2	(0.47)
Twenty-First Century Fox, Inc. - Class A	(6.3)	3.1	(0.20)
Range Resources Corp.	(15.4)	1.0	(0.18)
QVC Group - Series A	(4.0)	3.7	(0.15)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.27% and 1.07% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

PARTNERS III OPPORTUNITY FUND

Investment Style: Multi-Cap Alternative

Portfolio Manager: Wally Weitz, CFA

The Partners III Opportunity Fund’s Institutional Class returned +2.05% in the third calendar quarter compared to +4.48% for the S&P 500 and +4.57% for the Russell 3000 indices. For the calendar year to date, the Partners III Opportunity Fund’s Institutional Class returned +8.03% compared to +14.24% for the S&P 500 and +13.91% for the Russell 3000.

It may seem somewhat incongruous to describe these results as “solid” absolute performance but disappointing on a relative basis. But in an environment of sustained low interest rates, stubbornly slow inflation and investors’ high hopes for the Trump administration’s market-friendly agenda, we find expensive stocks (and bonds) seem to only get more expensive–particularly those with large weights in prominent indices. Our being out of step with the market isn’t a new phenomenon, nor is it wholly undesirable (one must be out of step to outperform, too), but we acknowledge shareholder (and our own) frustration when we’ve been out of step the “wrong way” for a longer stretch. Nevertheless, we remain undeterred in the application of the tried-and-true, valuation-driven approach that we have applied for over 34 years, and we appreciate the alignment and patience of our shareholders.

Liberty Broadband (+10% Q3, +29% YTD) was the Fund’s top contributor for the quarter and year-to-date periods, thanks to the rise in value of its stake in Charter Communications. Lately, Charter has been rumored to be an acquisition target for several buyers, most notably cable competitor Altice USA and SoftBank (owner of wireless carrier Sprint). Nothing stirs the animal spirits quite like the perception of a good, old-fashioned “bidding war,” and Charter’s share price responded accordingly. Although deal speculation can create short-term stock gains that may ultimately reverse, we remain comfortable with the long-term opportunity at Charter and have maintained our holdings of Liberty Broadband. Mastercard (+16% Q3, +38% YTD) was another top contributor to both time periods, while Berkshire Hathaway (+8% Q3) and Liberty Ventures (+56% YTD) round out the top three honor roll for the quarter and year to date, respectively. Each is a core holding of the portfolio with solid prospects for continued business value growth.

Given the market backdrop described more fully in this quarter’s Value Matters: Letter to Investors, the portfolio has remained conservatively positioned. This defensive posture positions the portfolio to take advantage of volatility when (not if) it returns. In the meantime, elevated cash positions create an “opportunity cost” with respect to relative performance. Furthermore, short positions against rising indices create a drag on absolute returns. As a reminder, the Fund holds short positions against broader market indices to concentrate in our highest conviction holdings, as well as provide ballast in the event of market declines. For the quarter and year-to-date periods, the Fund’s short positions in ETFs tracking the S&P 500 (+4% Q3, +14% YTD), Nasdaq 100 (+6% Q3, +24% YTD) and Russell 2000 (+6% Q3, +11% YTD) represent the largest negative contributor to performance. It is obviously our preference to be more fully invested in a portfolio of business we love at attractive (i.e., cheap) prices, and we have plenty of “dry powder” to make that happen when bargains return.

Among our long positions, Discovery Communications (-10% Q3, -13% YTD) was a drag on both the quarter and year-to-date figures. Media companies, particularly content networks, are experiencing a period of rapid transformation. Change always breeds uncertainty, but we believe investors are underestimating consumers’ interest in Discovery’s brands (both in the U.S. and globally) as well as the company’s options to monetize their (and soon to be acquired Scripps Interactive) content. Pharmaceutical maker Allergan (-15% Q3) adversely impacted quarterly results as investors began to question the company’s near-term estimates, reversing gains from earlier this year. We continue to believe the company is well positioned to deliver double-digit returns over the midterm and added incrementally to our holdings. Finally, Wesco Aircraft (-37% YTD) was a top detractor for the calendar year to date. Execution woes continue to plague the aerospace parts distributor, leading to another disappointing quarter of results and stock performance. Wesco’s current struggles are frustrating, but we don’t believe permanent, and we’ve opted to use the stock’s volatility to lower our average cost by purchasing new shares and harvesting tax losses though sales of higher-cost lots.

Portfolio activity was limited in the quarter, but biased toward purchases, the result of which took our long exposure to 91% of net assets at quarter end (an increase of five percentage points.) Our short exposure remained unchanged at 32% of net assets, resulting in an effective net long position of 59% of net assets at quarter end (rounded to the nearest percentage point). Notable activity included continuing to build our initial position in DXC Technology and initiating a new, small position in Danaher Corp. Danaher has an outstanding track record of operational excellence through the application of Lean Manufacturing practices and culture, as well as astute acquirers. Recently the company has spun its industrial-focused assets into a separate entity, and the new Danaher is focused on life sciences, diagnostics, environmental and dental industries. We believe this “new” Danaher has the opportunity to continue compounding its business value for many years to come.

Effective Net Long means (i) the sum of a portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises), minus (ii) the sum of a portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).

12 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPOIX - Investor Class	12.36%	9.41%	7.09%	8.47%	2.77%	9.10%	7.70%	1.96%
WPOPX - Institutional Class	12.43	9.53	7.32	8.85	3.21	9.63	8.03	2.05
S&P 500	10.98	7.00	7.44	14.22	10.81	18.61	14.24	4.48
Russell 3000	10.77	7.20	7.57	14.23	10.74	18.71	13.91	4.57
Russell 3000 Value	11.19	7.41	6.01	13.20	8.79	15.53	7.72	3.27

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2017, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	10.6
Berkshire Hathaway Inc. - Class B	10.4
Liberty Global Group - Class C	7.9
Mastercard Inc. - Class A	6.0
Allergan plc	5.3
Liberty Ventures Group - Series A	4.9
Liberty SiriusXM Group - Series A & C	4.8
Laboratory Corp. of America Holdings	4.3
Texas Instruments, Inc.	3.8
Alphabet, Inc. - Class C	3.7
61.7

Industry Breakdown
% of Net Assets
Consumer Discretionary	36.5
Information Technology	22.4
Financials	15.9
Health Care	10.1
Industrials	6.4
Securities Sold Short	(32.5)
Short Proceeds/Other	41.2
100.0

Top Performers		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	9.8%	10.6%	0.93%
Mastercard Inc. - Class A	16.5	5.6	0.85
Berkshire Hathaway Inc. - Class B	8.2	10.0	0.79
Texas Instruments, Inc.	17.2	3.5	0.57
Liberty Ventures Group - Series A	10.1	4.9	0.45

Bottom Performers		Average
	Return	Weight	Contribution
SPDR S&P 500 ETF Trust (short)	4.4%	(17.4)%	(0.76)%
Allergan plc	(15.4)	4.4	(0.66)
PowerShares QQQ Trust, Series 1 (short)	5.9	(10.1)	(0.59)
Discovery Communications, Inc. - Class A & C	(10.4)	1.6	(0.35)
Wesco Aircraft Holdings, Inc.	(13.4)	2.8	(0.35)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.29% and 1.80% of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

HICKORY FUND

Investment Style: Small- to Mid-Cap Value

Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz

The Hickory Fund returned +2.69% in the third calendar quarter compared to +4.74% for the Russell 2500 Index (the Fund’s primary benchmark). On a year-to-date basis, the Fund returned +9.84% compared to +11.00% for the Russell 2500.

Given a backdrop of what we believe to be an expensive market environment, coupled with an elevated residual cash position, we would describe our quarter and year-to-date performance as solid on an absolute basis. However, relative to our benchmark, the Fund has toggled from being a modest outperformer for the year to a modest underperformer during the third quarter. As always, we remind our fellow shareholders that we invest with an eye toward generating superior absolute returns over the long term. That said, we are only human and liked it better when the shoe was on the other foot.

The quarter and year-to-date periods benefited from the same top performers. Despite no Wall Street analyst coverage of its stock, telecom provider LICT Corp (+24% Q3, +111% YTD) has more than doubled this year as investor appreciation grows for LICT’s network and position as a provider of broadband services to less competitive, rural markets. Liberty Broadband (+10% Q3, +29% YTD) was also a top performer thanks to the rise in value of its stake in Charter Communications. Lately, Charter has been rumored to be an acquisition target for several buyers, most notably cable competitor Altice USA and SoftBank (owner of wireless carrier Sprint). Nothing stirs the animal spirits quite like the perception of a good, old-fashioned “bidding war,” and Charter’s share price responded accordingly. Although deal speculation can create short-term stock gains that may ultimately reverse, we remain comfortable with the long-term opportunity at Charter and have maintained our holdings of Liberty Broadband.

Wesco Aircraft (-13%) was the top detractor for the quarter. Execution woes continue to plague the aerospace parts distributor, leading to another disappointing quarter of results and stock performance. Wesco’s current struggles are frustrating, but we don’t believe permanent, and we’ve opted to use the stock’s volatility to lower our average cost by purchasing new shares and harvesting tax losses through sales of higher-cost lots. Quarterly results were also impacted by modest stock price declines at Murphy USA (-7%) and QVC Group (-4%) in an otherwise rising market. Detractors for the full year include Wesco (-37% YTD) as well as last quarter’s laggards National CineMedia (-49% YTD) and Fossil Group (-64% YTD). The strong box office performance of It and enthusiasm surrounding upcoming releases (Thor, Justice League and Star Wars: The Last Jedi to name a few) has helped NCM recover from recent lows, and we’ve elected to remain patient with our small stake as we monitor the company’s progress in dealing with AMC’s ownership transition. During the quarter, however, our patience ran out on Fossil, and we sold our remaining small position.

The Fund’s relative performance figures continue to be hampered by higher levels of residual cash while we await compelling investment opportunities. Portfolio activity tilted toward “buys” this quarter, and cash levels declined from 27% to 22% (a size we still describe as elevated.) We added to our existing holdings of ACI Worldwide, continued building our initial position in Compass Minerals, and initiated two new positions in Axalta Coating Systems and Manitowoc Company.

Axalta manufacturers paint and other coatings and designs systems for their application in automotive and industrial end markets. We are attracted to Axalta’s scale position as the #1 or #2 player in most of its business lines and the “sticky” nature of its customer base (once designed into a manufacturing line or aftermarket repair facility, the costs to switch to a new provider are very high). We believe the company has ample opportunity to grow organically through market share gains or thoughtful acquisitions.

Manitowoc designs and manufactures cranes used in a variety of applications. Manitowoc (and the industry, generally) has struggled in the aftermath of the Great Recession. Nevertheless, we believe new management, led by the highly regarded Barry Pennypacker, has a unique opportunity to stabilize and improve the company’s operating results though the application of a Lean Manufacturing culture. Our thesis is that investors underappreciate the company’s potential to improve margins even in the absence of a strong cyclical recovery.

We continue to face the challenges presented by an expensive market environment and are generally less sanguine than others about politicians’ abilities to deliver on legislative priorities like tax reform within investors’ expected timelines. Nevertheless, as demonstrated by the recent additions to our portfolio, our investment team’s response has been to collectively “keep our heads down,” learn about new businesses and hunt for the next investment opportunity. We will remain patient and disciplined in the application of our valuation-driven approach to deploying your (and our) investment capital, and we appreciate the opportunity to invest alongside you.

14 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
				Since
	Since			Investment
	Inception			Style Inception
	(4/1/1993)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WEHIX	9.87%	7.25%	6.12%	9.80%	8.64%	6.18%	11.43%	9.84%	2.69%
Russell 2500	10.54	8.71	8.19	10.40	13.86	10.60	17.79	11.00	4.74
Russell 2500 Value	10.96	9.17	7.59	10.10	13.25	9.94	15.75	5.86	3.83
S&P 500	9.41	7.00	7.44	9.95	14.22	10.81	18.61	14.24	4.48

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2017, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	9.0
Laboratory Corp. of America Holdings	4.7
LICT Corp.	4.5
QVC Group - Series A	4.5
Liberty SiriusXM Group - Series A & C	3.9
Liberty Ventures Group - Series A	3.9
Colfax Corp.	3.8
Redwood Trust, Inc.	3.7
Lions Gate Entertainment Corp. - Class A & B	3.2
Allison Transmission Holdings, Inc.	3.1
44.3

Industry Breakdown
% of Net Assets
Consumer Discretionary	40.5
Industrials	10.5
Information Technology	7.8
Health Care	4.7
Telecommunication Services	4.5
Financials	3.7
Materials	2.8
Real Estate	2.7
Energy	0.6
Cash Equivalents/Other	22.2
100.0

Top Performers
		Average
	Return	Weight	Contribution
LICT Corp.	23.7%	4.2%	0.85%
Liberty Broadband Corp. - Series A & C	9.8	9.0	0.76
Lions Gate Entertainment Corp. - Class A & B	19.7	2.8	0.54
Liberty Ventures Group - Series A	10.1	3.8	0.34
FLIR Systems, Inc.	12.7	2.6	0.31

Bottom Performers
		Average
	Return	Weight	Contribution
Wesco Aircraft Holdings, Inc.	(13.4)%	3.0%	(0.30)%
Murphy USA Inc.	(6.9)	3.1	(0.19)
QVC Group - Series A	(4.0)	4.4	(0.18)
Redwood Trust, Inc.	(2.7)	3.8	(0.11)
Equity Commonwealth	(3.8)	2.8	(0.11)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.25% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

BALANCED FUND

Investment Style: Moderate Allocation

Portfolio Manager: Brad Hinton, CFA

The Balanced Fund returned +2.53% in the third quarter compared to +2.92% for the Blended Index. Year to date, the Fund returned +9.16% compared to +9.36% for the Blended Index. Not lights out on a relative basis, but we’ll take it. In short, it has been a good year for wealth building in risk assets.

“Three yards and a cloud of dust.” Woody Hayes coined the phrase in the 1950s to illustrate his college football team’s battering, bruising style of play. The expression also aptly describes the market’s continued, relentless gains. Stock indices have been grinding out positive results the way Big Ten teams of yore used to grind out first downs. Our Fund has participated nicely, with returns ahead of our expectations coming into the year. While valuations are not cheap, our diversified mix of stocks and bonds allowed us to make some hay while the sun was shining.

Our “Class of 2016” investments have been especially helpful. Visa, Thermo Fisher Scientific, Oracle and Liberty Broadband all have returned more than 25% this year. Early 2017 addition Guidewire Software is also up more than 50% from our purchase price. These examples show that our research team can still ferret out value, even in a relatively barren investing landscape. Of course, returns don’t come on a schedule. We have yet to reap rewards from laggards Compass Minerals and Allergan. This path, too, is quite normal. We still see significant upside in both stocks if the companies simply execute on their business plans, particularly next year.

The Fund’s positioning remains relatively conservative, as asset valuations are not compelling. We hold equity stakes in 27 companies. We added two high-quality stocks at fair prices during the quarter. Danaher has been an acquirer and refiner of very good businesses for three decades. The company has strong platforms in the life sciences, diagnostics, environmental and dental industries.

We think Danaher will compound business value at a healthy rate for the next several years. Martin Marietta Materials produces aggregates and cement. We love rocks and gravel, durable assets that can’t easily be displaced in the construction of highways, infrastructure, residential neighborhoods and commercial projects. The longer your time horizon, the more valuable Martin’s assets in the ground become. Finally, we sold our opportunistic investment in gas-station operator Murphy USA at a healthy gain.

We own corporate bonds issued by 29 companies. We became a new lender to Discovery Communications, Dollar General, Equity Commonwealth, Fidelity National Information Services and Interpublic Group during the quarter. The incremental return for taking credit risk is low (i.e., spreads are tight), so we have focused on short-dated bonds with an average life of less than two years. Our goal remains to assemble a corporate debt portfolio that our team assesses to be “money good” with very high probability, even if the economy wobbles. Treasury securities round out the portfolio, providing more ballast. Here, too, our average life is short, at less than three years, so we are not bearing much interest rate risk for the paltry rewards on offer. This last bucket provides ample opportunity for taking additional measured risks when warranted.

The Fund’s primary investment objectives are long-term capital appreciation and capital preservation. The Fund’s stocks are geared to do most of the heavy lifting on the former, while the bond portfolio is designed to bolster the latter. With short-term interest rates finally off zero, we also are in position to generate a very modest current income stream. Ours is an old-fashioned, common sense approach that isn’t flashy but can play an important role for many investors. Thank you as always for your continued support, and we look forward to updating you on portfolio developments again at year end.

16 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX	5.54%	4.81%	6.44%	4.74%	9.10%	9.16%	2.53%
Blended	7.07	6.21	9.14	7.40	10.96	9.36	2.92
S&P 500	9.08	7.44	14.22	10.81	18.61	14.24	4.48
Intermediate
U.S. Govt/Credit	3.53	3.64	1.61	2.13	0.23	2.34	0.60

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through September 30, 2017, as compared with the growth of the Blended, Standard & Poor’s 500 and Bloomberg Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Portfolio Make Up

Capitalization (Common Stocks)

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	3.4
Laboratory Corp. of America Holdings	3.3
Visa Inc. - Class A	3.3
Mastercard Inc. - Class A	2.3
Praxair, Inc.	2.3
Oracle Corp.	2.2
Liberty Broadband Corp. - Series C	2.0
Allergan plc	1.9
Thermo Fisher Scientific Inc.	1.9
Alphabet, Inc. - Class C	1.8
24.4

Industry Breakdown
% of Net Assets
Information Technology	16.1
Health Care	8.1
Financials	7.0
Consumer Discretionary	6.1
Materials	6.1
Consumer Staples	3.4
Industrials	1.1
Total Common Stocks	47.9
Cash Equivalents/Other	2.5
U.S. Treasury Notes	25.3
Corporate Bonds	21.4
Mortgage-Backed Securities	2.9
Total Bonds & Cash Equivalents	52.1
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Visa Inc. - Class A	12.4%	3.2%	0.37%
Mastercard Inc. - Class A	16.5	2.2	0.33
Berkshire Hathaway Inc. - Class B	8.2	3.3	0.26
Texas Instruments, Inc.	17.2	1.5	0.25
Liberty Broadband Corp. - Series C	9.9	2.1	0.22

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Allergan plc	(15.4)%	2.1%	(0.31)%
Oracle Corp.	(3.2)	2.3	(0.07)
Laboratory Corp. of America Holdings	(2.1)	3.5	(0.06)
QVC Group - Series A	(4.0)	1.0	(0.04)
Redwood Trust, Inc.	(2.7)	1.2	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.01% (gross) of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

CORE PLUS INCOME FUND

Investment Style: Intermediate-Term Bond

Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Core Plus Income Fund’s Institutional Class returned +0.58% for the third calendar quarter compared to a +0.85% return for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), our primary benchmark. For the calendar year to date, Core Plus Income Fund’s Institutional Class returned +2.81% compared to a +3.14% return for the primary benchmark.

Overview
Despite increased political uncertainty amid rising tensions with North Korea and the ongoing failure of the Trump administration to realize its policy goals, market sentiment was largely undimmed in the third quarter. In the wake of hurricanes Harvey and Irma, economic data showed signs of deterioration. However, the market judged that any potential negative impact on growth would be transitory, as did the Federal Reserve (Fed) in its statement following the latest (September) Federal Open Market Committee (FOMC) meeting. The FOMC statement confirmed that measures to reduce the Fed’s nearly $4.5 trillion balance sheet would commence in October, despite persistently weak inflation.

U.S. Treasury bond yields were modestly higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates as market participants anticipated additional tightening measures by the Federal Reserve later this year. Short-term rates generally follow more closely the Fed’s expected and actual monetary policy action. As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening of the yield curve invariably occurs when the Fed embarks on a monetary tightening campaign. The table below provides an overview of select U.S. Treasury bond yields for the quarter.

U.S. Treasury Yields (%)	2-Year	3-Year	5-Year	10-Year
9/30/2017	1.49	1.63	1.94	2.34
6/30/2017	1.39	1.55	1.89	2.31

			Source: Bloomberg

Corporate bonds and other credit sensitive securities outperformed Treasury bonds in the quarter as credit spreads continued to narrow/decline, particularly for non-investment-grade or high-yield bonds. A broad measure of investment-grade1 corporate bond spreads compiled by Merrill Lynch declined to 107 basis points as of September 30, down eight basis points in the quarter. With minor updrafts along the way, the path downward in credit spreads has been quite persistent. The charts below from the Federal Reserve Bank of St. Louis provide a visual of the path of credit spreads for investment-grade and high-yield bonds over the past 10 years.

Both investment-grade and high-yield option-adjusted spreads1 are approaching the tightest levels since before the 2008-09 recession, and they are not much further from all-time lows/”tights.” This has translated into an environment where investors are being paid less, in the form of incremental spread over safer alternatives like U.S. Treasuries, to assume credit risk. The seeming tranquility, if not complacency, of today’s credit and overall bond market will inevitably be followed by more turbulence. Timing is unknown, of course, but history is a good guide in that regard. We intend to remain vigilant/disciplined and invest only in those areas of the marketplace that present the most favorable risk/reward opportunities. We look forward to taking advantage of the inevitable dislocations that will occur sometime in the future.

Portfolio Positioning
 The table below shows the change in allocation to various sectors for the most recent quarter and compared to a year ago. We believe this summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

Sector (% of Portfolio)	9/30/2017	6/30/2017	9/30/2016
U.S. Treasury	38.0	43.4	25.6
Corporate	28.9	25.8	40.5
Corporate Convertible Bonds	2.4	1.6	2.8
Asset-Backed (ABS)	21.2	21.6	16.4
Cash & Equivalents	0.8	2.2	4.0
Commercial Mortgage-Backed (CMBS)	2.2	2.5	4.0
Non-Agency Residential
Mortgage-Backed (RMBS)	4.6	0.9	2.7
Municipal	1.0	1.1	1.9
Common Stock	0.6	0.6	1.5
Agency Mortgage-Backed (MBS)	0.3	0.3	0.6
Total	100.0	100.0	100.0
High Yield*	7.7	6.2	12.1

* High-yield exposure (as of 9/30/2017) consists of investments in the Corporate, Corporate Convertible, ABS and RMBS sectors.

18 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Notable changes in the Sector chart include a 3.7% increase in our non-agency mortgage-backed securities (RMBS) allocation and a 3.1% increase in corporate bond exposure. These investments were primarily funded by sales of shorter-term U.S. Treasury bonds. While mortgage spreads are not attractive in an absolute sense, we believe our non-agency MBS investments, consisting of high quality (AAA-rated) and shorter-duration cash flows, offer reasonable value compared to higher-quality corporate bonds.

As of September 30, our high-yield exposure was approximately 7.7%, up from 6.2% as of June 30 (the maximum we are permitted is 25%). While we acknowledge the yield benefit of allocating capital to high yield, particularly in today’s low interest rate environment, we don’t believe today’s market environment (i.e., historically tight spreads and low absolute yield levels) is ripe for an “all-in” high yield allocation.

Overall portfolio metrics, as measured by average effective maturity and average effective duration, changed modestly compared to the prior quarter. The average effective maturity increased to 5.5 years from 5.2 years, and the average effective duration increased to 4.8 years from 4.5 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).

Quarterly Contributors
 Security selection was the key driver of performance in the past quarter. Primary contributors included:

•	U.S. Corporate Credit. Longer-duration investment-grade corporate bond investments in REITS and diversified financial services companies, and energy-related high-yield investments led our performance. Primary contributors included the bonds issued by Berkshire Hathaway, Boston Properties, Equity Commonwealth, Markel Corporation and Vornado Realty. High-yield contributors include Calumet Specialty Product Partners, NGL Energy Partners and Range Resources.

•	U.S. Treasury bonds. Despite the significant increase in U.S. Treasury rates in September, the Fund’s laddered U.S. Treasury portfolio contributed positively to results. The Fund’s Treasury holdings have an average effective duration of approximately 8.5 years.

•	Securitized Products. Our ABS, CMBS and RMBS segments continued to perform at or above expectations with respect to credit performance and average life progression[1] while providing steady income during the quarter.

Quarterly Detractors

•	Common stock of Equity Commonwealth (-3.8%) and Redwood Trust (-2.7%) both declined during the quarter.

Investment Activity
 Portfolio investment remained active during the quarter. Asset allocation was weighted toward corporate bonds, non-agency MBS and ABS. New issuers to the corporate bond portfolio include AT&T, Discovery Communications, Equifax and Limited Brands. We also added to our existing positions in Equity Commonwealth and Energy Transfer Partners. In high yield, we added to our positions in Calumet Specialty Product Partners, NGL Energy Partners and new convertible bonds issued by Redwood Trust.

In non-agency MBS, we increased our exposure to 4.6% from 0.9% in the second quarter. New issuance in the private-label prime jumbo market has increased significantly this year, and we invested in senior AAA-rated securities issued by Flagstar, JP Morgan and Redwood Trust. These securities are backed by prime borrowers with 15-year fully amortizing mortgages. Our expected investment horizon is 2-4 years for these investments.

In ABS, we added to our automobile-backed and consumer loan positions. In the consumer space, we initiated an approximately 2% position in bonds backed by OneMain consumer loan receivables. In contrast to our online marketplace lending investments, OneMain is primarily an “old school” brick-and-mortar consumer finance company. Founded in 1912, OneMain has been a community-based consumer lender for over 100 years. Today, the company serves over 2 million customers across 1,700 branches in 44 states. We met the management team this year and came away impressed by the company’s disciplined approach to underwriting and the strong relationships it has with its customers. Over the long term, the company’s conservative underwriting approach based on each customer’s ability to pay has led to strong lifetime credit performance.

In terms of structural features, the OneMain program is similar to a credit card securitization. Each securitization has a multi-year revolving period where new collateral may enter the pool, subject to specific risk and concentration limits. Once the revolving period ends, the securitization begins to amortize with a static pool of loan receivables. To date, we have focused our OneMain investments in subordinated bonds backed by seasoned collateral. Similar to how to we analyze automobile ABS, we attempt to identify specific securitization pools where credit performance and/or repayment speeds are performing inline or better than expected.

Lower losses and/or faster repayment speeds can increase the credit support available to the remaining classes of bonds as the securitization deleverages (i.e., overcollateralization results in the collateral pool exceeding what is expected to be necessary to make payments on the securities).

The aim of this approach is to invest with a margin of safety (i.e., sufficient credit support for the bonds), with the potential for the margin of safety to increase over time. Although we don’t “bet” on such outcomes, in many cases the residual effect of an increasing margin of safety has been positive ratings migration. To that end, we experienced ratings upgrades in two of our initial OneMain investments during the quarter. Both securities were upgraded from non-investment grade to investment grade.

Outlook
 Overall, relative and absolute performance has been positive for the Fund since its inception (July 31, 2014). However, risk-taking has been the name of the game in 2017 and we have fallen (well) short of taking enough of it, as measured by the amount, quality and duration of the credit risk in our portfolio. As a result, the Fund’s year-to-date performance relative to its benchmark has suffered. While the difficulty in finding qualifying credit investments has increased as spreads have continued to grind tighter, the potential for additional Fed rate hikes could bolster overall bond yields. In the meantime, we continue to seek out opportunistic shorter-term corporate and securitized investments that provide attractive risk-adjusted returns, both in investment and non-investment grade.

Our investments may be wide-ranging, but our analysis is the same. We will continue to focus on generating good absolute investment returns over long periods of time and strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We will patiently seek out areas of opportunity and invest one security at a time, relying on a fundamental research-based investment approach. Markets invariably do change, and given the Fund’s abundant liquidity in the form of U.S. Treasuries, we stand ready to take advantage of any potential market weakness.

We thank you for your continued support, and we will work diligently to maintain your trust.

1 Definitions: Option Adjusted Spread: A “spread” compares the interest rate on a particular bond against a “base line” bond (typically a U.S. Treasury bond). When a bond issuer (or bondholder) has the option to exercise a right (for example, if the issuer can call a bond before its stated maturity date), then the “Option Adjusted Spread” takes into account the possibility that this option might be exercised—so a bond’s Option Adjusted Spread may be more (or less) than its regular spread. Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).

19 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns
	Annualized
	Since Inception
	(7/31/2014)	3-year	1-year	YTD	Quarter
WCPNX - Investor Class	3.39%	3.66%	1.26%	2.66%	0.54%
WCPBX - Institutional Class	3.60	3.88	1.46	2.81	0.58
Bloomberg Barclays U.S. Aggregate Bond	2.70	2.71	0.07	3.14	0.85

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Equity Commonwealth	3.2
Berkshire Hathaway	2.5
Redwood Trust, Inc.	2.5
AT&T	1.9
Calumet Specialty Products	1.6

Financial Attributes

Portfolio Summary
Average Maturity(d)	5.6 years
Average Effective Maturity(d)	5.5 years
Average Duration(d)	4.6 years
Average Effective Duration(d)	4.8 years
Average Coupon(d)	3.3%
30-Day SEC Yield - Investor Class	2.17%
30-Day SEC Yield - Institutional Class	2.37%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	0.1
Less than 1 Year	17.0
1 - 3 Years	26.1
3 - 5 Years	12.5
5 - 7 Years	13.5
7 - 10 Years	25.9
10 Years or more	4.3
Common Stocks	0.6
100.0

Credit Quality(a)(d)

Underlying Securities	% of Portfolio
U.S. Treasury	37.7
U.S. Government Agency Mortgage Related Securities(b)	0.3
Aaa/AAA	9.2
Aa/AA	2.5
A/A	17.5
Baa/BBB	24.5
Ba/BB	1.2
B/B	2.6
Caa/CCC	1.4
Non-Rated	2.4
Common Stocks	0.6
Cash Equivalents	0.1
100.0

Asset Allocation(c)

(a)	The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b)	Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.
(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.91% (gross) and 1.23% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

SHORT DURATION INCOME FUND

Investment Style: Short-Term Bond

Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson

The Short Duration Income Fund’s Institutional Class returned +0.43% in the third calendar quarter compared to a +0.34% return for the Bloomberg Barclays 1-3 U.S. Aggregate Index (Bloomberg Barclays U.S. Agg 1-3), our Fund’s primary benchmark. For the calendar year to date, the Fund’s Institutional Class returned +1.64% compared to a +1.07% return for the benchmark.

Overview
Despite increased political uncertainty amid rising tensions with North Korea and the ongoing failure of the Trump administration to realize its policy goals, market sentiment was largely undimmed in the third quarter. In the wake of hurricanes Harvey and Irma, economic data showed signs of deterioration. However, the market judged that any potential negative impact on growth would be transitory, as did the Federal Reserve (Fed) in its statement following the latest (September) Federal Open Market Committee (FOMC) meeting. The FOMC statement confirmed that measures to reduce the Fed’s nearly $4.5 trillion balance sheet would commence in October, despite persistently weak inflation.

U.S. Treasury bond yields were modestly higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates as market participants anticipated additional tightening measures by the Federal Reserve later this year. Short-term rates generally follow more closely the Fed’s expected and actual monetary policy action. As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening of the yield curve invariably occurs when the Fed embarks on a monetary tightening campaign. The table below provides an overview of select U.S. Treasury bond yields for the quarter.

U.S. Treasury Yields (%)	2-Year	3-Year	5-Year	10-Year
9/30/2017	1.49	1.63	1.94	2.34
6/30/2017	1.39	1.55	1.89	2.31
		Source: Bloomberg

Corporate bonds and other credit sensitive securities outperformed Treasury bonds in the quarter as credit spreads continued to narrow/decline, particularly for non-investment-grade or high-yield bonds. A broad measure of investment-grade1 corporate bond spreads compiled by Merrill Lynch declined to 107 basis points as of September 30, down eight basis points in the quarter. With minor updrafts along the way, the path downward in credit spreads has been quite persistent. The charts below from the Federal Reserve Bank of St. Louis provide a visual of the path of credit spreads for investment-grade and high-yield bonds over the past 10 years.

Both investment-grade and high-yield option-adjusted spreads1 are approaching the tightest levels since before the 2008-09 recession, and they are not much further from all-time lows/”tights.” This has translated into an environment where investors are being paid less, in the form of incremental spread over safer alternatives like U.S. Treasuries, to assume credit risk. The seeming tranquility, if not complacency, of today’s credit and overall bond market will inevitably be followed by more turbulence. Timing is unknown, of course, but history is a good guide in that regard. We intend to remain vigilant/disciplined and invest only in those areas of the marketplace that present the most favorable risk/reward opportunities. We look forward to taking advantage of the inevitable dislocations that will occur sometime in the future.

Portfolio Positioning
The table below shows the change in allocation to various sectors from the most recent quarter and compared to a year ago. We believe this summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

Sector (% of Portfolio)	9/30/2017	6/30/2017	9/30/2016
Corporate	41.4	43.4	43.2
U.S. Treasury	26.4	25.4	23.0
Agency Mortgage-Backed (MBS)	12.8	13.8	16.8
Asset-Backed (ABS)	7.2	7.8	4.2
Corporate Convertible Bonds	5.2	4.0	3.9
Non-Agency Residential Mortgage-Backed
(RMBS)	4.6	2.6	4.0
Cash & Equivalents	0.8	1.2	2.5
Common Stock	0.7	0.8	1.2
Commercial Mortgage-Backed (CMBS)	0.5	0.6	0.7
Municipal	0.4	0.4	0.5
Total	100.0	100.0	100.0
High Yield*	10.1	9.3	9.4

* High-yield exposure (as of 9/30/2017) consists of investments in the Corporate, Corporate Convertible, ABS and RMBS sectors.

21 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

Agency mortgage-backed (MBS) continued to decline in the quarter, driven by prepayments and amortization of principal. While agency MBS have held a prominent position in Fund allocations over the years, we have allowed this portion of the portfolio to run off/shrink over the last few years, as we have not viewed the risk/reward profile as favorable compared to alternatives. Incremental capital has been principally directed toward corporate bonds and ABS where we believe the return profiles have been more satisfactory relative to the risks of ownership.

As of September 30, our high-yield exposure was approximately 10.1%, up modestly from June 30 (the maximum we are permitted is 15%). Our high-yield exposure continues to be primarily concentrated in higher-quality, shorter-term bonds. To highlight our preference for higher-quality credits in the current market environment, the vast majority of our non-convertible high-yield corporate bond exposure is allocated to BB or split-rated companies (those rated investment grade by one credit rating agency and non-investment grade by at least one other) that we believe have strong asset and liquidity positions.

Overall portfolio metrics, as measured by average maturity and average effective duration, changed slightly compared to the previous quarter. The average effective maturity remained at 2.1 years, while the average effective duration declined to 1.8 from 1.9 years at June 30. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).

Quarterly Contributors

•	The corporate bond segment was the largest contributor to results in the quarter, as coupon income was augmented by modest (unrealized) price appreciation as credit spreads continued to move lower. Primary contributors included the real estate investment trust (REIT), banks and insurance segments.

•	Securitized Products. The ABS, CMBS and RMBS segments of the Fund continued to perform at or above expectations with respect to credit performance and average life progression[1] while providing steady income and limited price volatility during the quarter.

•	U.S. Treasury bonds. Despite the significant increase in U.S. Treasury rates in September (rate increases were more modest throughout the remainder of the third quarter), the Fund’s laddered U.S. Treasury portfolio contributed positively to results.

Quarterly Detractors

•	Common stock of Redwood Trust (-2.7%). Despite the modest price decline during the quarter, Redwood continues to build business value and strengthen its position as credit investors in the mortgage marketplace.

Investment Activity
Portfolio investment allocation was weighted toward corporate bonds and non-agency MBS in the quarter. New issuers to the corporate bond portfolio include AT&T, Capital One Financial and Equifax. We also added to our existing positions in Equity Commonwealth and Energy Transfer Partners. In high yield, we invested in new convertible bonds issued by Redwood Trust.

In non-agency MBS, we increased our exposure to 4.6% from 2.6% in the third quarter. New issuance in the private-label prime jumbo market has increased significantly this year, and we invested in senior AAA-rated securities issued by Flagstar, JP Morgan and Redwood Trust. These securities are backed by prime borrowers with 15-year fully amortizing mortgages where our expected investment horizon is 2-4 years.

Nolan Anderson Named Co-Portfolio Manager
On the team front, we are pleased to include Nolan Anderson as co-manager on this report. As of July 31, 2017, Nolan became a co-manager of the Weitz Short Duration Income Fund. Shareholders of the Fund have benefited from the work Nolan has contributed as a fixed income analyst since joining Weitz over 5 years ago. His insight has been instrumental in our efforts to expand the Fund’s investable opportunity set while maintaining/reinforcing the Fund’s overall investment strategy. Adding Nolan as a co-manager is a fitting extension of the work he already is doing on behalf of shareholders. We look forward to our continued collaboration in the years ahead as we diligently work to identify favorable risk/reward investment opportunities.

Outlook
Overall, both relative and absolute performance has been positive for the Fund year to date. However, risk-taking has been the name of the game in 2017 and we have fallen short of taking enough of it, as measured by the amount, quality and duration of the credit risk in our portfolio. While the difficulty in finding qualifying credit investments has increased as spreads have continued to grind tighter, the potential for additional Fed rate hikes could bolster overall bond yields. In the meantime, we continue to seek out opportunistic shorter-term corporate and securitized investments that provide attractive risk-adjusted returns, both in investment and non-investment grade.

Our investments may be wide-ranging, but our analysis is the same. We will continue to focus on generating good absolute investment returns over long periods of time and strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We will patiently seek out areas of opportunity and invest one security at a time, relying on a fundamental research-based investment approach. Markets invariably do change, and given the Fund’s abundant liquidity in the form of U.S. Treasuries, we stand ready to take advantage of any potential market weakness.

We thank you for your continued support, and we will work diligently to maintain your trust.

1 Definitions: Option Adjusted Spread: A “spread” compares the interest rate on a particular bond against a “base line” bond (typically a U.S. Treasury bond). When a bond issuer (or bondholder) has the option to exercise a right (for example, if the issuer can call a bond before its stated maturity date), then the “Option Adjusted Spread” takes into account the possibility that this option might be exercised—so a bond’s Option Adjusted Spread may be more (or less) than its regular spread. Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).

22 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception
	(12/23/1988)		20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WSHNX - Investor Class	5.16%		4.13%	3.23%	1.47%	1.65%	0.95%	1.50%	0.38%
WEFIX - Institutional Class	5.20		4.20	3.37	1.69	1.88	1.15	1.64	0.43
Bloomberg Barclays
U.S. Aggregate 1-3 Year	—		3.55	2.18	0.92	1.07	0.69	1.07	0.34
U.S. Government/Credit
Intermediate	5.81	*	4.66	3.64	1.61	2.13	0.23	2.34	0.60
1-5 Year	5.20	*	4.00	2.75	1.20	1.51	0.51	1.58	0.43
CPI + 1%	3.55	*	3.18	2.72	2.31	2.23	3.26	3.00	1.01

* Since 12/31/1988

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Redwood Trust, Inc.	5.2
Wells Fargo	2.8
Goldman Sachs Group, Inc.	2.4
Markel Corp.	2.3
Berkshire Hathaway	2.2

Financial Attributes

Portfolio Summary
Average Maturity(d)	2.2	years
Average Effective Maturity(d)	2.1	years
Average Duration(d)	1.7	years
Average Effective Duration(d)	1.8	years
Average Coupon(d)	3.0%
30-Day SEC Yield - Investor Class	1.62%
30-Day SEC Yield - Institutional Class	1.82%

Maturity Distribution(d)

Maturity Type	% of Portfolio

Cash Equivalents	0.3
Less than 1 Year	28.8
1 - 3 Years	45.0
3 - 5 Years	20.4
5 - 7 Years	4.5
7 - 10 Years	0.3
Common Stocks	0.7
100.0

Credit Quality(a)(d)

Underlying Securities	% of Portfolio

U.S. Treasury	26.3
U.S. Government Agency Mortgage Related Securities(b)	12.7
Aaa/AAA	5.7
Aa/AA	2.3
A/A	13.4
Baa/BBB	28.5
Ba/BB	3.5
B/B	1.2
Caa/CCC	0.1
Non-Rated	5.3
Common Stocks	0.7
Cash Equivalents	0.3
100.0

Asset Allocation(c)

(a)	The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies.
The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b)	Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.
(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.93% (gross) and 0.62% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

ULTRA SHORT GOVERNMENT FUND

Investment Style: Ultra-Short-Term Bond

Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson

The Ultra Short Government Fund returned +0.30% in the third calendar quarter compared to a +0.31% return for the Bank of America Merrill Lynch U.S. 6-Month Treasury Bill Index (BofA Merrill 6-Month Treasury), our Fund’s primary benchmark. For the calendar year to date, the Fund returned +0.52% compared to +0.68% for the Fund’s primary benchmark.

Overview
Despite increased political uncertainty amid rising tensions with North Korea and the ongoing failure of the Trump administration to realize its policy goals, market sentiment was largely undimmed in the third quarter. In the wake of hurricanes Harvey and Irma, economic data showed signs of deterioration. However, the market judged any potential negative impact on growth would be transitory, as did the Federal Reserve (Fed) in its statement following the latest (September) Federal Open Market Committee (FOMC) meeting. The FOMC statement confirmed that measures to reduce the Fed’s nearly $4.5 trillion balance sheet would commence in October, despite persistently weak inflation.

U.S. Treasury bond yields were modestly higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates as market participants anticipated additional tightening measures by the Federal Reserve later this year. Short-term rates generally follow more closely the Fed’s expected and actual monetary policy action. As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening of the yield curve invariably occurs when the Fed embarks on a monetary tightening campaign.

The Fund’s third quarter results matched its primary benchmark as modest price declines in select Fund holdings offset strong income returns in the overall portfolio. The Fund’s 30-day yield increased slightly to 1.02% as of September 30.

The Fund’s principal investment strategies and objectives of providing current income, protecting principal and providing liquidity remain our long-term goals. Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. We consider investment grade to be those securities rated at least BBB- by one or more credit rating agencies. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the Fund’s portfolio may be to changes in interest rates. All else equal, a lower duration portfolio of bonds is less sensitive to changes in interest rates than a portfolio of bonds with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds with less interest rate risk than short- or intermediate-term bonds.

The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest holdings that mature in a short period of time. As of September 30, 78.7% of our portfolio was invested in U.S. Treasury notes, 18.8% was invested in investment grade corporate bonds and asset backed securities, with the balance in a high-quality State Street money market fund. The average effective duration of our portfolio at September 30 was 0.3 years, unchanged from three months ago. As mentioned above, we will continue to focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

Returns

	Annualized
	10-Year	5-Year	1-Year
SAFEX	0.42	0.14	0.57
6-Month Treasury	0.82	0.39	0.81

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.60% (gross) of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

WEITZINVESTMENTS.COM

NEBRASKA TAX-FREE INCOME FUND

Investment Style: Municipal-State Bond

Portfolio Manager: Tom Carney, CFA

The Nebraska Tax-Free Income Fund returned +0.23% in the third calendar quarter compared to a +0.68% return for the Barclays 5-Year Municipal Bond Index, the Fund’s primary benchmark. For the calendar year to date, the Fund returned +1.80% compared to +3.87% for the Fund’s primary benchmark. The Fund’s shorter duration relative to its benchmark hindered quarterly and year-to-date results.

Overview
Despite increased political uncertainty amid rising tensions with North Korea and the ongoing failure of the Trump administration to realize its policy goals, market sentiment was largely undimmed in the third quarter. In the wake of hurricanes Harvey and Irma, economic data showed signs of deterioration. However, the market judged any potential negative impact on growth would be transitory, as did the Federal Reserve (Fed) in its statement following the latest (September) Federal Open Market Committee (FOMC) meeting. The FOMC statement confirmed that measures to reduce the Fed’s nearly $4.5 trillion balance sheet would commence in October, despite persistently weak inflation.

U.S. Treasury bond yields were modestly higher (prices lower) in the quarter. Shorter-term interest rates rose slightly more than longer-term rates as market participants anticipated additional tightening measures by the Federal Reserve later this year. Short-term rates generally follow more closely the Fed’s expected and actual monetary policy action. As a result, the difference between short- and longer-term bond yields continued to narrow in the quarter as the yield curve continued to “flatten.” A flattening of the yield curve invariably occurs when the Fed embarks on a monetary tightening campaign. The table below provides an overview of select U.S. Treasury bond yields for the quarter.

		U.S. Treasury Yields (%)
	2-Year	3-Year	5-Year	10-Year
9/30/2017	1.49	1.63	1.94	2.34
6/30/2017	1.39	1.55	1.89	2.31

			Source: Bloomberg

Municipal bonds outperformed their taxable government counterparts in the quarter, as the yield relationship between tax-free municipal bonds and taxable alternatives continued to decline. High-quality 5-year municipal bonds, for example, ended the quarter with a yield representing approximately 71% of U.S. Treasuries, down from 72% at June 30.

Quarterly Contributors

•	The electricity and public power segment was the largest contributor to results in the quarter, as strong income returns offset modest (unrealized) price declines. Primary contributors included the revenue bonds issued by Dawson Nebraska Public District and Lincoln Electric.

•	Lease revenue bonds issued by the Omaha Nebraska Public Facilities Corporation for the Omaha Baseball Stadium Project.

•	Higher education bonds issued by Lincoln Nebraska Educational Facilities for Nebraska Wesleyan University.

•	Hospital bond segment led by Douglas County Nebraska Hospital Authority revenue bonds issued for Children’s Hospital and Madonna Rehabilitation Hospital.

Quarterly Detractors

•	No portfolio segment generated a negative contribution to results in the quarter, and only four individual investments (out of approximately 150 portfolio investments) caused a negative contribution to portfolio results in the quarter. Greater Orlando Florida Airport, Omaha Nebraska Public Power, and Public Power Generation Agency of Nebraska revenue bonds and Douglas County Nebraska School District Number 0001 (Omaha Public Schools) general obligation bonds experienced modest (unrealized) price declines in the quarter. Their small position sizes substantially limited the (unrealized) price declines from affecting overall portfolio results.

Investment Activity
Portfolio investment activity culminated in slightly more than $4 million of investments identified for purchase during the quarter. Most of the Fund’s recent investments continue to be in bonds maturing beyond five years, where the relative value in comparison to still quite low Treasury rates have been the most compelling. Despite this continued investment in longer-term bonds, the Fund remains distinctly short term from a portfolio perspective, with approximately 51% of Fund assets maturing in less than 3 years and 72% maturing in less than five years. A notable addition in the third calendar quarter included the following Nebraska-based issuer:

Madison County Nebraska Hospital Authority No. 1 (Faith Regional Health Services Project) (4- and 6-year Hospital Revenue Bonds)
Faith Regional Health Services (Faith) is a Nebraska nonprofit corporation that, together with its affiliates, operates and manages a healthcare delivery system in Norfolk, Nebraska (approximately 110 miles northwest of Omaha). Faith operates a single hospital system consisting of two sites of care (131 acute care hospital and behavioral health beds, and a nursing home with 83 beds) with a single medical staff and consolidated administration, support and healthcare services. Faith serves a population of approximately 156,000 people in its primary and secondary service areas across 13 counties in northeast and north-central Nebraska. In recent years, the Norfolk area and the entire state of Nebraska have experienced relative economic stability and growth with unemployment rates of 3.07% for the state and 2.86% for the Norfolk area as of June 2017, according to the Nebraska Department of Labor. The stable economic environment has allowed Faith to grow along with the communities it serves. Faith has been the recipient of many awards and accreditations, maintains a diverse payor mix as measured by net patient revenues, and has exhibited strong financial performance as measured by debt service coverage and liquidity. Our 4- and 6-year investments were entered into with yields to maturity averaging above 2%, and at strong spreads to comparable Treasuries (approximately 120%).

Turning to portfolio metrics, the average effective duration of our Fund increased in the quarter to 3.4 years from 3.1 years, and the average effective maturity of our bonds increased to 3.8 years from 3.2 years. Overall asset quality of our portfolio remains high, with approximately 86% rated A or better by credit rating agencies.

Please see the following page for additional details regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We will continue to focus on generating good absolute investment returns over long periods of time and strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We will invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

We thank you for your continued support, and we will work diligently to maintain your trust.

The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.

25 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

Returns

	Annualized
	Since Inception
	(10/01/1985)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WNTFX	4.65%	3.40%	2.43%	0.89%	0.75%	0.19%	1.80%	0.23%
5-Year Municipal Bond	—	4.18	3.81	1.93	1.99	1.14	3.87	0.68

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	8.9
Omaha Public Power District	8.0
Omaha Public Facilities Corp.	5.3
Nebraska Certificates of Participation	4.8
Lincoln Electric System Revenue	4.6

Financial Attributes

Portfolio Summary
Average Maturity(c)	4.9	Years
Average Effective Maturity(c)	3.8	Years
Average Duration(c)	3.3	Years
Average Effective Duration(c)	3.4	Years
Average Coupon(c)	3.8%
30-Day SEC Yield	0.73%
Municipals exempt from federal and Nebraska income taxes	90.5%
Municipals subject to alternative minimum tax	4.8%

Maturity Distribution(c)

Maturity Type	% of Portfolio
Cash Equivalents	2.8
Less than 1 Year	20.7
1 - 3 Years	27.3
3 - 5 Years	21.5
5 - 7 Years	6.6
7 - 10 Years	18.7
10 Years or more	2.4
100.0

Credit Quality(a)(c)

Underlying Securities	% of Portfolio
Aaa/AAA	2.1
Aa/AA	58.2
A/A	25.9
Baa/BBB	3.2
Non-Rated	7.8
Cash Equivalents	2.8
100.0

State Breakdown

% of Net Assets
Nebraska	90.5
Florida	2.7
District of Columbia	1.0
Texas	0.7
Iowa	0.4
Washington	0.4
California	0.4
Illinois	0.2
Cash Equivalents/Other	3.7
100.0

Sector Breakdown

% of Net Assets
Power	24.3
Higher Education	10.8
Airport/Transportation	6.6
Certificates of Participation	6.0
Lease	5.7
Hospital	5.0
Water/Sewer	4.3
General	2.0
Housing	0.2
Total Revenue	64.9
School District	7.9
City/Subdivision	4.9
County	2.4
Natural Resource District	1.7
Total General Obligation	16.9
Escrow/Pre-Refunded	14.5
Cash Equivalents/Other	3.7
100.0

Asset Allocation(b)

(a)	The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b)	Percent of net assets.
(c)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.80% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 66 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

VALUE FUND

Schedule of Investments
September 30, 2017

Common Stocks – 86.0%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	17.5
Liberty Broadband Corp. - Series C*		650,000	61,945,000
Liberty Global Group - Class C* (c)		1,245,000	40,711,500
Comcast Corp. - Class A		550,000	21,164,000
Liberty SiriusXM Group - Series C*		460,000	19,260,200

Internet & Direct Marketing Retail	3.5
QVC Group - Series A*		720,000	16,970,400
Amazon.com, Inc.*		11,500	11,055,525

Movies & Entertainment	3.3
Twenty-First Century Fox, Inc. - Class A		1,030,000	27,171,400

Multiline Retail	3.2
Dollar Tree, Inc.*		300,000	26,046,000
	27.5		224,324,025
Information Technology

IT Services	10.9
Mastercard Inc. - Class A		245,000	34,594,000
Visa Inc. - Class A		215,000	22,626,600
Accenture plc - Class A(c)		150,000	20,260,500
DXC Technology Co.		130,000	11,164,400

Internet Software & Services	4.5
Alphabet, Inc. - Class C*		38,563	36,986,159

Software	3.8
Oracle Corp.		635,000	30,702,250
	19.2		156,333,909
Financials

Diversified Financial Services	8.1
Berkshire Hathaway Inc. - Class B*		360,000	65,995,200

Insurance Brokers	2.9
Aon plc - Class A(c)		165,000	24,106,500

Diversified Banks	2.0
Wells Fargo & Co.		295,000	16,269,250
	13.0		106,370,950
Health Care

Pharmaceuticals	4.5
Allergan plc(c)		180,000	36,891,000

Health Care Services	4.3
Laboratory Corp. of America Holdings*		232,000	35,025,040

Life Sciences Tools & Services	2.7
Thermo Fisher Scientific Inc.		118,000	22,325,600

Health Care Equipment	1.1
Danaher Corp.		100,000	8,578,000
	12.6		102,819,640
Materials

Industrial Gases	3.1
Praxair, Inc.		180,000	25,153,200

Fertilizers & Agricultural Chemicals	2.6
Monsanto Co.		175,000	20,968,500
	5.7		46,121,700

		$ Principal
	% of Net	Amount
Consumer Staples	Assets	or Shares	$	Value
Beverages	1.9
Diageo plc - Sponsored ADR(c)		115,000		15,194,950

Food & Staples Retailing	1.1
CVS Health Corp.		110,000		8,945,200
	3.0			24,140,150
Energy

Oil & Gas Exploration & Production	2.2
Pioneer Natural Resources Co.		80,000		11,803,200
Range Resources Corp.		325,000		6,360,250

Oil & Gas Equipment & Services	0.7
Halliburton Co.		125,000		5,753,750
	2.9			23,917,200
Industrials

Air Freight & Logistics	2.1
United Parcel Service, Inc. - Class B		145,000		17,413,050

Total Common Stocks (Cost $417,758,366)				701,440,624

Cash Equivalents – 14.0%

U.S. Treasury Bills, 0.95% to 1.14%,
10/05/17 to 2/15/18(a)		107,000,000		106,858,940

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(b)		7,807,153		7,807,153
Total Cash Equivalents (Cost $114,657,687)				114,666,093
Total Investments in Securities (Cost $532,416,053)				816,106,717
Other Liabilities in Excess of Other Assets - 0.0%				(60,391)
Net Assets - 100%				816,046,326
Net Asset Value Per Share - Investor Class				42.74
Net Asset Value Per Share - Institutional Class				43.04

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(c)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

27 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

PARTNERS VALUE FUND

Schedule of Investments
September 30, 2017

Common Stocks – 83.1%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	22.5
Liberty Broadband Corp.*
Series A		165,000	15,539,700
Series C		550,000	52,415,000
Liberty Global Group - Class C*(c)		1,550,000	50,685,000
Liberty SiriusXM Group*
Series A		120,000	5,028,000
Series C		450,000	18,841,500
LiLAC Group - Class C*(c)		725,000	16,892,500

Internet & Direct Marketing Retail	3.8
QVC Group - Series A*		1,150,000	27,105,500

Movies & Entertainment	3.0
Twenty-First Century Fox, Inc. - Class A		815,000	21,499,700

Broadcasting	2.0
Discovery Communications, Inc. - Class C*		700,000	14,182,000
	31.3		222,188,900
Information Technology

IT Services	8.2
Visa Inc. - Class A		295,000	31,045,800
Mastercard, Inc. - Class A		130,000	18,356,000
DXC Technology Co.		105,000	9,017,400

Internet Software & Services	3.5
Alphabet, Inc. - Class C*		26,000	24,936,860

Software	2.9
Oracle Corp.		425,000	20,548,750

Semiconductors &
Semiconductor Equipment	2.5
Texas Instruments, Inc.		200,000	17,928,000

Electronic Equipment,
Instruments & Components	2.4
FLIR Systems, Inc.		435,000	16,925,850
	19.5		138,758,660
Financials

Diversified Financial Services	8.1
Berkshire Hathaway Inc. - Class B*		315,000	57,745,800

Mortgage REITs	2.9
Redwood Trust, Inc.		1,270,000	20,688,300

Insurance Brokers	2.7
Aon plc - Class A(c)		132,500	19,358,250

Diversified Banks	2.1
Wells Fargo & Co.		265,000	14,614,750
	15.8		112,407,100
Health Care

Health Care Services	4.3
Laboratory Corp. of America Holdings*		200,000	30,194,000

Pharmaceuticals	4.0
Allergan plc(c)		140,000	28,693,000

Health Care Equipment	0.6
Danaher Corp.		50,000	4,289,000
	8.9		63,176,000

		$ Principal
	% of Net	Amount
Industrials	Assets	or Shares	$ Value
Machinery	5.7
Colfax Corp.*		525,000	21,861,000
Allison Transmission Holdings, Inc.		500,000	18,765,000
	5.7		40,626,000
Energy

Oil & Gas Exploration & Production	1.9
Range Resources Corp.		375,000	7,338,750
Pioneer Natural Resources Co.		40,000	5,901,600
	1.9		13,240,350
Total Common Stocks (Cost $355,800,322)			590,397,010

Cash Equivalents – 17.0%

U.S. Treasury Bills, 0.95% to 1.14%,
10/05/17 to 2/15/18(a)		110,000,000	109,888,671

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(b)		10,887,785	10,887,785
Total Cash Equivalents (Cost $120,766,750)			120,776,456
Total Investments in Securities (Cost $476,567,072)			711,173,466
Other Liabilities in Excess of Other Assets - (0.1%)			(941,531)
Net Assets - 100%			710,231,935
Net Asset Value Per Share - Investor Class			31.62
Net Asset Value Per Share - Institutional Class			31.85

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(c)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

28 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

PARTNERS III OPPORTUNITY FUND

Schedule of Investments
September 30, 2017

Common Stocks – 91.3%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	25.0
Liberty Broadband Corp.*(c)
Series A		135,000	12,714,300
Series C		650,000	61,945,000
Liberty Global Group - Class C*(c) (d)		1,700,000	55,590,000
Liberty SiriusXM Group*(c)
Series A		200,000	8,380,000
Series C		600,000	25,122,000
LiLAC Group - Class C*(c) (d)		500,000	11,650,000

Internet & Direct Marketing Retail	8.4
Liberty Ventures Group - Series A*(c)		600,000	34,530,000
QVC Group - Series A* (c)		800,000	18,856,000
Liberty Expedia Holdings, Inc. - Series A*(c)		100,000	5,311,000

Movies & Entertainment	1.6
Liberty Formula One Group*(c)
Series A		50,000	1,824,500
Series C		150,000	5,713,500
Liberty Braves Group*(c)
Series A		20,000	507,400
Series C		140,000	3,537,800

Broadcasting	1.5
Discovery Communications, Inc. - Class A*		500,000	10,645,000
	36.5		256,326,500
Information Technology

IT Services	11.9
Mastercard Inc. - Class A(c)		300,000	42,360,000
Visa Inc. - Class A		225,000	23,679,000
DXC Technology Co.		200,000	17,176,000

Internet Software & Services	5.5
Alphabet, Inc. - Class C*(c)		27,000	25,895,970
XO Group, Inc.*		420,000	8,261,400
CommerceHub, Inc.*(c)
Series A		67,000	1,512,190
Series C		134,000	2,860,900

Semiconductors &
Semiconductor Equipment	3.8
Texas Instruments, Inc.(c)		300,000	26,892,000

Application Software	1.2
Intelligent Systems Corp.* # †		2,270,000	8,673,670
	22.4		157,311,130
Financials

Diversified Financial Services	10.4
Berkshire Hathaway Inc. - Class B* (c)		400,000	73,328,000

Mortgage REITs	3.5
Redwood Trust, Inc.(c)		1,500,000	24,435,000

Diversified Banks	2.0
Wells Fargo & Co.(c)		250,000	13,787,500
	15.9		111,550,500

		$ Principal
	% of Net	Amount
Health Care	Assets or	Shares	$ Value
Pharmaceuticals	5.3
Allergan plc(d)		180,000	36,891,000

Health Care Services	4.3
Laboratory Corp. of America Holdings*(c)		200,000	30,194,000

Health Care Equipment	0.5
Danaher Corp.		40,000	3,431,200
	10.1		70,516,200
Industrials
Machinery	3.5
Colfax Corp.*(c)		600,000	24,984,000

Aerospace & Defense	2.9
Wesco Aircraft Holdings, Inc.*		2,175,000	20,445,000
	6.4		45,429,000
Total Common Stocks (Cost $359,724,234)			641,133,330

Cash Equivalents – 8.1%

U.S. Treasury Bills, 1.01% to 1.07%,
10/12/17 to 11/24/17(a)		45,000,000	44,955,652

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(b)		12,100,168	12,100,168
Total Cash Equivalents (Cost $57,053,589)			57,055,820
Total Investments in Securities (Cost $416,777,823)			698,189,150
Due From Broker(c) - 33.2%			232,928,458
Securities Sold Short - (32.5%)			(227,976,000)
Other Liabilities in Excess of Other Assets - (0.1%)			(956,521)
Net Assets - 100%			702,185,087
Net Asset Value Per Share - Investor Class			14.59
Net Asset Value Per Share - Institutional Class			14.96

Securities Sold Short – (32.5%)

Ishares Russell 2000 Fund		200,000	(29,636,000)
PowerShares QQQ Trust, Series 1		500,000	(72,725,000)
SPDR S&P 500 ETF Trust		500,000	(125,615,000)
Total Securities Sold Short (proceeds $182,955,326)			(227,976,000)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(c)	Fully or partially pledged as collateral on securities sold short.
(d)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

29 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

HICKORY FUND

Schedule of Investments
September 30, 2017

Common Stocks – 77.8%

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	18.0
Liberty Broadband Corp.*
Series A		50,000	4,709,000
Series C		210,000	20,013,000
Liberty SiriusXM Group*
Series A		75,000	3,142,500
Series C		180,000	7,536,600
Liberty Global Group - Class C*(c)		250,000	8,175,000
LiLAC Group - Class C*(c)		260,074	6,059,724

Internet & Direct Marketing Retail	10.4
QVC Group - Series A*		525,000	12,374,250
Liberty Ventures Group - Series A*		185,000	10,646,750
Liberty Expedia Holdings, Inc. - Series A*		108,000	5,735,880

Movies & Entertainment	7.5
Lions Gate Entertainment Corp.*(c)
Class A		125,000	4,181,250
Class B		150,000	4,768,500
Liberty Formula One Group*
Series A		27,500	1,003,475
Series C		200,000	7,618,000
Liberty Braves Group*
Series A		11,000	279,070
Series C		105,000	2,653,350

Specialty Retail	3.1
Murphy USA Inc.*		125,000	8,625,000

Advertising	1.5
National CineMedia, Inc.		600,000	4,188,000
	40.5		111,709,349
Industrials

Machinery	7.8
Colfax Corp.*		255,000	10,618,200
Allison Transmission Holdings, Inc.		230,000	8,631,900
The Manitowoc Company, Inc.*		250,000	2,250,000

Aerospace & Defense	2.7
Wesco Aircraft Holdings, Inc.*		800,000	7,520,000
	10.5		29,020,100
Information Technology

Internet Software & Services	2.9
XO Group, Inc.*		322,917	6,351,777
CommerceHub, Inc.*
Series A		27,000	609,390
Series C		54,000	1,152,900

Electronic Equipment,
Instruments & Components	2.7
FLIR Systems, Inc.		190,000	7,392,900

Software	2.2
ACI Worldwide, Inc.*		265,000	6,036,700
	7.8		21,543,667

		$ Principal
	% of Net	Amount
Health Care	Assets	or Shares	$ Value
Health Care Services	4.7
Laboratory Corp. of America Holdings*		85,000	12,832,450

Telecommunication Services

Diversified Telecommunication Services	4.5
LICT Corp.* #		1,005	12,462,000

Financials

Mortgage REITs	3.7
Redwood Trust, Inc.		635,000	10,344,150

Materials

Metals & Mining	2.0
Compass Minerals International, Inc.		85,000	5,516,500

Specialty Chemicals	0.8
Axalta Coating Systems Ltd.*(c)		75,000	2,169,000
	2.8		7,685,500
Real Estate

Equity REITs	2.7
Equity Commonwealth*		250,000	7,600,000

Energy

Oil & Gas Exploration & Production	0.6
Range Resources Corp.		80,000	1,565,600
Total Common Stocks (Cost $113,931,254)			214,762,816

Cash Equivalents – 22.3%

U.S. Treasury Bills, 0.95% to 1.14%,
10/05/17 to 2/15/18(a)		56,000,000	55,940,523

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92(b)		5,606,843	5,606,843
Total Cash Equivalents (Cost $61,542,472)			61,547,366
Total Investments in Securities (Cost $175,473,726)			276,310,182
Other Liabilities in Excess of Other Assets - (0.1%)			(357,734)
Net Assets - 100%			275,952,448
Net Asset Value Per Share			55.82

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(c)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

30 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

BALANCED FUND

Schedule of Investments
September 30, 2017

Common Stocks – 47.9%
	% of Net
Information Technology	Assets	Shares	$ Value
IT Services	7.3
Visa Inc. - Class A		38,000	3,999,120
Mastercard Inc. - Class A		20,000	2,824,000
Accenture plc - Class A(e)		15,000	2,026,050

Software	3.8
Oracle Corp.		55,000	2,659,250
Guidewire Software, Inc.*		25,000	1,946,500

Internet Software & Services	1.8
Alphabet, Inc. - Class C*		2,300	2,205,953

Semiconductors &
Semiconductor Equipment	1.6
Texas Instruments, Inc.		22,500	2,016,900

Electronic Equipment,
Instruments & Components	1.6
FLIR Systems, Inc.		50,000	1,945,500
	16.1		19,623,273

Health Care

Health Care Services	3.3
Laboratory Corp. of America Holdings*		26,500	4,000,705

Pharmaceuticals	1.9
Allergan plc(e)		11,500	2,356,925

Life Sciences Tools & Services	1.9
Thermo Fisher Scientific Inc.		12,000	2,270,400

Health Care Equipment	1.0
Danaher Corp.		15,000	1,286,700
	8.1		9,914,730

Financials

Diversified Financial Services	3.4
Berkshire Hathaway Inc. - Class B*		22,500	4,124,700

Insurance Brokers	2.4
Aon plc - Class A(e)		12,500	1,826,250
Willis Towers Watson plc(e)		7,000	1,079,610

Mortgage REITs	1.2
Redwood Trust, Inc.		90,000	1,466,100
	7.0		8,496,660

Consumer Discretionary

Cable & Satellite	5.2
Liberty Broadband Corp. - Series C*		25,000	2,382,500
Comcast Corp. - Class A		55,000	2,116,400
Liberty Global Group - Class C*(e)		55,000	1,798,500

Internet & Direct Marketing Retail	0.9
QVC Group - Series A*		50,000	1,178,500
	6.1		7,475,900

Materials

Industrial Gases	2.3
Praxair, Inc.		20,000	2,794,800

Fertilizers & Agricultural Chemicals	1.5
Monsanto Co.		15,000	1,797,300

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Metals & Mining	1.2
Compass Minerals International, Inc.		23,000	1,492,700

Construction Materials	1.1
Martin Marietta Materials, Inc.		6,500	1,340,495
	6.1		7,425,295

Consumer Staples

Beverages	3.4
Diageo plc - Sponsored ADR(e)		16,000	2,114,080
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		17,000	2,028,100
	3.4		4,142,180

Industrials

Air Freight & Logistics	1.1
United Parcel Service, Inc. - Class B		11,000	1,320,990
Total Common Stocks (Cost $38,379,788)			58,399,028

Corporate Bonds – 20.5%

Allergan Capital SARL 2.35% 3/12/18(e)		500,000	501,498
American Express Credit Corp. 8.125% 5/20/19		500,000	549,770
Anheuser-Busch InBev Finance Inc. 1.9% 2/01/19		500,000	501,414
Apple Inc. 1.55% 2/08/19		1,000,000	1,000,427
Bank of America Corp. 2.25% 4/21/20		1,000,000	1,002,677
Berkshire Hathaway Inc. (Finance Corp.)
1.45% 3/07/18		100,000	100,039
2.0% 8/15/18		500,000	502,517
1.7% 3/15/19		100,000	100,206
4.25% 1/15/21		300,000	320,755
Diageo Capital plc 4.85% 5/15/18(e)		300,000	305,824
Discovery Communications, Inc. 2.2% 9/20/19		1,000,000	1,003,680
Dollar General Corp. 1.875% 4/15/18		509,000	509,580
Ecolab, Inc. 1.45% 12/08/17		150,000	149,975
Equity Commonwealth 5.875% 9/15/20		700,000	747,087
Fidelity National Information Services, Inc.
2.85% 10/15/18		800,000	809,525
First Republic Bank 2.375% 6/17/19		1,200,000	1,205,369
Ford Motor Credit Co. LLC
1.724% 12/06/17		950,000	950,108
2.24% 6/15/18		500,000	501,656
Fortive Corp. 1.8% 6/15/19		500,000	499,696
Goldman Sachs Group, Inc.
2.375% 1/22/18		500,000	501,214
2.9% 7/19/18		500,000	504,653
2.6% 12/27/20		500,000	503,993
Interpublic Group of Companies, Inc. 2.25% 11/15/17		240,000	240,087
JPMorgan Chase & Co.
1.7% 3/01/18		820,000	820,285
1.625% 5/15/18		375,000	375,061
1.86722% 3/09/21 Floating Rate (Qtrly LIBOR + 55)		750,000	752,211
Markel Corp.
7.125% 9/30/19		1,014,000	1,107,320
4.9% 7/01/22		410,000	447,948
3.625% 3/30/23		500,000	514,912
Marriott International, Inc. 3.0% 3/01/19		500,000	506,402
Moody’s Corp. 2.75% 7/15/19		559,000	566,940
QUALCOMM Inc. 1.85% 5/20/19		500,000	501,356

The accompanying notes form an integral part of these financial statements.

31 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

BALANCED FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Roper Technologies, Inc. 2.05% 10/01/18	1,000,000	1,002,594
Sherwin-Williams Co. 1.35% 12/15/17	500,000	499,750
U.S. Bancorp 2.35% 1/29/21	1,000,000	1,008,340
U.S. Bank, N.A. 1.45% 1/29/18	250,000	250,032
Valmont Industries 6.625% 4/20/20	1,000,000	1,096,625
Wells Fargo & Co. 4.6% 4/01/21	1,250,000	1,342,922
WM Wrigley Jr. Co.(d)
2.0% 10/20/17	200,000	199,974
2.4% 10/21/18	1,000,000	1,005,190
Total Corporate Bonds (Cost $24,967,020)		25,009,612

Corporate Convertible Bonds – 0.9%

Redwood Trust, Inc. 5.625% 11/15/19 (Cost $997,119)	1,000,000	1,035,000

Mortgage-Backed Securities – 2.9%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.6 years)	84,892	89,454

Pass-Through Securities
J14649 — 3.5% 2026 (3.0 years)	128,198	134,020
E02948 — 3.5% 2026 (3.0 years)	206,436	216,666
J16663 — 3.5% 2026 (3.1 years)	123,290	128,888
		569,028

Federal National Mortgage Association

Collateralized Mortgage Obligations
2002-91 CL QG — 5.0% 2018 (0.2 years)	2,256	2,258
2003-9 CL DB — 5.0% 2018 (0.2 years)	4,382	4,393

Pass-Through Securities
MA0464 — 3.5% 2020 (1.1 years)	80,501	83,853
AR8198 — 2.5% 2023 (2.1 years)	181,116	183,216
MA1502 — 2.5% 2023 (2.2 years)	155,259	157,058
995755 — 4.5% 2024 (2.3 years)	19,975	21,015
AB1769 — 3.0% 2025 (3.0 years)	113,426	116,862
AB3902 — 3.0% 2026 (3.3 years)	203,141	209,306
AK3264 — 3.0% 2027 (3.4 years)	162,433	167,370
		945,331

Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.4 years)	207,469	214,196

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)(d)
2017-3 CL 2A2 — 2.5% 2047 (3.7 years)	983,833	982,335
2014-5 CL A1 — 3.0% 2029 (4.4 years)	275,011	279,911
Sequoia Mortgage Trust (SEMT)
2012-1 CL 1A1 — 2.865% 2042 (0.9 years)	33,810	34,084
2017-CH1 CL A11 — 3.5% 2047 (2.2 years)(d)	500,000	508,719
		1,805,049
Total Mortgage-Backed Securities (Cost $3,476,987)		3,533,604

U.S. Treasury Notes – 25.3%	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Notes
0.625% 11/30/17	3,000,000	2,997,744
0.75% 2/28/18	2,000,000	1,996,797
1.0% 5/31/18	2,000,000	1,996,602
1.5% 8/31/18	2,000,000	2,002,656
0.875% 10/15/18	2,000,000	1,989,649
1.25% 11/30/18	2,000,000	1,996,797
1.125% 1/31/19	1,000,000	996,250
1.25% 4/30/19	1,000,000	997,148
1.375% 2/15/20	1,000,000	995,918
1.5% 6/15/20	1,000,000	997,773
1.375% 8/31/20	1,000,000	993,066
2.0% 11/30/20	2,000,000	2,020,156
1.375% 5/31/21	1,000,000	986,309
1.125% 8/31/21	1,000,000	974,473
1.875% 11/30/21	2,000,000	2,003,906
1.75% 2/28/22	1,000,000	994,883
1.75% 5/15/22	2,000,000	1,988,984
1.5% 2/28/23	1,000,000	974,336
1.75% 5/15/23	2,000,000	1,970,547
1.25% 7/31/23	1,000,000	956,328
Total U.S. Treasury Notes (Cost $30,839,590)		30,830,322

Cash Equivalents – 2.1%

U.S. Treasury Bill 0.95% 10/05/17(a)	2,000,000	1,999,879
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(b)	529,143	529,143
Total Cash Equivalents (Cost $2,528,934)		2,529,022
Total Investments in Securities (Cost $101,189,438)		121,336,588
Other Assets Less Other Liabilities — 0.4%		468,718
Net Assets - 100%		121,805,306
Net Asset Value Per Share		14.17

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(c)	Number of years indicated represents estimated average life.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

32 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

CORE PLUS INCOME FUND

Schedule of Investments
September 30, 2017

Corporate Bonds – 28.9%
	$ Principal
	Amount	$ Value
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	200,000	207,534
AT&T Inc. 3.9% 8/14/27	750,000	752,374
Bank of America Corp. 2.25% 4/21/20	300,000	300,803
Berkshire Hathaway Inc.
2.1% 8/14/19	250,000	252,468
Finance Corp.
4.25% 1/15/21	500,000	534,591
3.0% 5/15/22	200,000	206,787
Boardwalk Pipelines LLC 5.75% 9/15/19	170,000	180,256
Boston Properties LP 3.125% 9/01/23	555,000	566,345
Calumet Specialty Products Partners LP
11.5% 1/15/21(c)	80,000	93,100
6.5% 4/15/21	200,000	196,375
7.625% 1/15/22	357,000	352,537
CONSOL Energy, Inc. 5.875% 4/15/22	92,000	93,380
D.R. Horton, Inc. 3.625% 2/15/18	200,000	200,378
Discovery Communications, Inc. 2.95% 3/20/23	400,000	400,815
Dominion Resources, Inc. 2.962% 7/01/19	100,000	101,469
Donnelley Financial Solutions, Inc. 8.25% 10/15/24	108,000	115,830
Equifax Inc. 2.3% 6/01/21	100,000	97,760
Equity Commonwealth 5.875% 9/15/20	1,219,000	1,300,998
Express Scripts Holding Co. 7.25% 6/15/19	250,000	270,543
FLIR Systems, Inc. 3.125% 6/15/21	400,000	405,521
Goldman Sachs Group, Inc. 2.51111% 4/30/18 Floating Rate
(Qtrly LIBOR + 120)	137,000	137,820
JPMorgan Chase & Co.
4.25% 10/15/20	200,000	212,061
1.86722% 3/09/21 Floating Rate (Qtrly LIBOR + 55)	150,000	150,442
L Brands, Inc. 5.625% 2/15/22	40,000	42,896
Markel Corp.
7.125% 9/30/19	125,000	136,504
4.9% 7/01/22	250,000	273,139
3.625% 3/30/23	200,000	205,965
MPLX LP 4.875% 6/01/25	190,000	203,992
NGL Energy Partners LP 5.125% 7/15/19	450,000	451,125
NXP BV 4.625% 6/01/23(c) (d)	100,000	107,750
Range Resources Corp. 5.0% 8/15/22(c)	301,000	302,129
Regency Energy Partners LP 6.5% 7/15/21	624,000	639,600
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	250,000	254,375
TC PipeLines LP
4.65% 6/15/21	160,000	169,446
4.375% 3/13/25	45,000	47,085
Valmont Industries, Inc. 6.625% 4/20/20	500,000	548,313
Vornado Realty LP 2.5% 6/30/19	530,000	533,324
Wells Fargo & Co.
4.6% 4/01/21	400,000	429,735
2.1% 7/26/21	200,000	198,209
Total Corporate Bonds (Cost $11,475,799)		11,673,774

Corporate Convertible Bonds – 2.4%

Redwood Trust, Inc.
4.625% 4/15/18	475,000	480,641
5.625% 11/15/19	150,000	155,250
4.75% 8/15/23	350,000	349,562
Total Corporate Convertible Bonds (Cost $975,105)		985,453

Asset-Backed Securities – 21.2%(b)
	$ Principal
	Amount	$ Value
AmeriCredit Automobile Receivables Trust (AMCAR)
2015-2 CL D — 3.0% 2021 (1.6 years)	110,000	111,090
Ascentium Equipment Receivables Trust (ACER)(c)
2015-2A CL B — 2.62% 2019 (0.8 years)	114,000	114,563
CarMax Auto Owner Trust (CARMX)
2017-2 CL A1 — 1.1% 2018 (0.1 years)	67,025	67,026
Chrysler Capital Auto Receivables Trust (CCART)(c)
2013-AA CL C — 2.28% 2019 (0.2 years)	280,000	280,401
2014-BA CL D — 3.44% 2021 (1.0 years)	108,000	109,272
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL A1 — 1.35% 2018 (0.3 years)	149,755	149,760
Conn Funding II, LP (CONN)(c)
2017-A CL A — 2.73% 2019 (0.3 years)	197,262	197,386
Credit Acceptance Auto Loan Trust (CAALT)(c)
2015-2A CL C — 3.76% 2024 (1.2 years)	250,000	252,973
DT Auto Owner Trust (DTAOT)(c)
2015-3A CL B — 2.46% 2019 (0.1 years)	15,566	15,575
2014-3A CL C — 3.04% 2020 (0.1 years)	33,823	33,891
2016-1A CL C — 3.54% 2021 (0.6 years)	215,000	216,832
2016-3A CL C — 3.15% 2022 (1.0 years)	120,000	120,612
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A2 — 1.97% 2023 (1.7 years)	350,000	350,105
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.5 years)	90,059	90,011
2017-3A CL A — 2.05% 2021 (0.9 years)	400,000	399,776
2016-3A CL B — 2.84% 2021 (1.3 years)	368,000	369,334
2016-2A CL C — 5.96% 2022 (1.5 years)	480,000	501,093
Flagship Credit Auto Trust (FCAT)(c)
2014-2 CL C — 3.95% 2020 (1.3 years)	260,000	264,029
GM Financial Automobile Leasing Trust (GMALT)
2015-2 CL C — 2.99% 2019 (0.7 years)	150,000	150,925
GM Financial Consumer Automobile Receivables Trust (GMCAR)(c)
2017-1A CL A1 — 1.1% 2018 (0.1 years)	63,527	63,528
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.6 years)	121,068	121,526
Marlette Funding Trust (MFT)(c)
2016-1A CL A — 3.06% 2023 (0.3 years)	128,620	129,081
2017-1A CL A — 2.827% 2024 (0.7 years)	257,624	258,775
2016-1A CL B — 4.78% 2023 (1.0 years)	500,000	510,224
2017-1A CL B — 4.114% 2024 (1.7 years)	350,000	355,329
Mercedes-Benz Auto Lease Trust (MBALT)
2017-A CL A1 — 1.15% 2018 (0.1 years)	104,992	104,977
OneMain Direct Auto Receivables Trust (ODART)(c)
2016-1A CL A — 2.04% 2021 (0.4 years)	92,790	92,849
2016-1A CL B — 2.76% 2021 (0.9 years)	250,000	250,780
2016-1A CL C — 4.58% 2021 (1.3 years)	350,000	354,457
OneMain Financial Issuance Trust (OMFIT)(c)
2015-1A CL A — 3.19% 2026 (1.0 years)	250,000	252,752
2014-2A CL C — 4.33% 2024 (1.0 years)	300,000	302,082
2014-2A CL D — 5.31% 2024 (1.4 years)	100,000	100,929
Prestige Auto Receivables Trust (PART)(c)
2016-1A CL A2 — 1.78% 2019 (0.2 years)	40,221	40,246
Santander Drive Auto Receivables Trust (SDART)
2017-2 CL A1 — 1.3% 2018 (0.0 years)	73,493	73,494
2014-1 CL D — 2.91% 2020 (0.7 years)	388,000	390,988
2016-3 CL B — 1.89% 2021 (1.0 years)	269,000	268,660
2014-5 CL D — 3.21% 2021 (1.4 years)	80,000	81,147
SoFi Consumer Loan Program LLC (SCLP)(c)
2016-2 CL A — 3.09% 2025 (1.3 years)	497,457	503,108
2016-3 CL A — 3.05% 2025 (1.3 years)	127,122	128,393
2017-1 CL A — 3.28% 2026 (1.6 years)	73,476	74,473

The accompanying notes form an integral part of these financial statements.

33 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Springleaf Funding Trust (SLFT)(c)
2015-AA CL A — 3.16% 2024 (1.0 years)	200,000	201,437
Westlake Automobile Receivables Trust (WLAKE)(c)
2017-1A CL C — 2.7% 2022 (1.6 years)	117,000	117,555
Total Asset-Backed Securities (Cost $8,542,375)		8,571,444

Commercial Mortgage-Backed Securities – 2.2%(b)

FORT CRE LLC (FCRE)(c)
2016-1A CL A2 — 3.23722% 2036 Floating Rate
(Mthly LIBOR + 150) (0.8 years)	200,000	202,946
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.9 years)	329,515	329,777
Wells Fargo Commercial Mortgage Trust (WFCM)(c)
2014-TISH CL WTS1 — 3.47667% 2027 Floating Rate
(Mthly LIBOR + 225) (0.4 years)	352,000	352,066
Total Commercial Mortgage-Backed Securities (Cost $877,430)		884,789

Mortgage-Backed Securities – 4.9%(b)

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (3.1 years)	100,661	103,713

Non-Government Agency

Collateralized Mortgage Obligations
COLT Funding LLC (COLT)(c)
2017-2 CL A1A — 2.415% 2047 (2.2 years)	410,000	411,023
Flagstar Mortgage Trust (FSMT)(c)
2017-1 CL 2A2 — 3.0% 2047 (3.6 years)	339,549	344,883
J.P. Morgan Mortgage Trust (JPMMT)(c)
2016-3 CL 2A1 — 3.0% 2046 (3.4 years)	344,835	350,870
2017-3 CL 2A2 — 2.5% 2047 (3.7 years)	344,342	343,817
Sequoia Mortgage Trust (SEMT)(c)
2017-CH1 CL A11 — 3.5% 2047 (2.2 years)	400,000	406,975
		1,857,568
Total Mortgage-Backed Securities (Cost $1,959,679)		1,961,281

Taxable Municipal Bonds – 1.0%

Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $423,413)	400,000	420,040

U.S. Treasury – 38.0%

U.S. Treasury Notes/Bonds
2.0% 2/15/22	310,000	311,962
1.75% 2/28/22	200,000	198,976
2.0% 2/15/23	1,075,000	1,075,483
2.75% 11/15/23	810,000	841,767
2.5% 5/15/24	1,000,000	1,022,558
2.0% 5/31/24	600,000	594,902
2.0% 2/15/25	970,000	956,549
2.25% 11/15/25	1,000,000	999,707
1.625% 5/15/26	760,000	720,679
1.5% 8/15/26	350,000	327,606
2.0% 11/15/26	1,650,000	1,607,493

	$ Principal
	Amount
	or Shares	$ Value
2.25% 2/15/27	2,425,000	2,409,702
2.375% 5/15/27	2,500,000	2,509,717
2.5% 2/15/45	895,000	834,448
2.5% 5/15/46	1,000,000	928,672
Total U.S. Treasury (Cost $15,354,559)		15,340,221

Common Stocks – 0.6%

Equity Commonwealth*	4,000	121,600
Redwood Trust, Inc.	7,350	119,732
Total Common Stocks (Cost $183,184)		241,332

Cash Equivalents – 0.1%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(a)	48,822	48,822
Total Cash Equivalents (Cost $48,822)		48,822
Total Investments in Securities (Cost $39,840,366)		40,127,156
Other Assets Less Other Liabilities — 0.7%		261,280
Net Assets - 100%		40,388,436
Net Asset Value Per Share - Investor Class		10.27
Net Asset Value Per Share - Institutional Class		10.27

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(b)	Number of years indicated represents estimated average life.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	Foreign domiciled entity.
(e)	Annual sinking fund.

The accompanying notes form an integral part of these financial statements.

34 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

SHORT DURATION INCOME FUND

Schedule of Investments
September 30, 2017

Corporate Bonds – 41.4%
	$ Principal
	Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	254,813
Allergan Capital SARL 2.35% 3/12/18(d)	14,500,000	14,543,437
American Express Co. 8.125% 5/20/19	4,616,000	5,075,472
American Express Credit Corp. 2.25% 8/15/19	11,042,000	11,130,564
Anheuser-Busch InBev Finance Inc.
2.2% 8/01/18	5,000,000	5,023,599
1.9% 2/01/19	13,000,000	13,036,772
3.3% 2/01/23	4,800,000	4,980,820
Apple Inc. 1.55% 2/08/19	1,000,000	1,000,427
AT&T Inc.
2.375% 11/27/18	5,368,000	5,400,979
2.85% 2/14/23	1,000,000	996,305
Bank of America Corp.
5.75% 12/01/17	3,945,000	3,972,294
2.25% 4/21/20	12,000,000	12,032,126
Berkshire Hathaway Inc.
2.1% 8/14/19	2,750,000	2,777,145
Finance Corp.
1.45% 3/07/18	900,000	900,352
5.4% 5/15/18	5,000,000	5,118,632
2.0% 8/15/18	2,500,000	2,512,585
1.7% 3/15/19	900,000	901,855
1.62411% 1/10/20 Floating Rate (Qtrly LIBOR + 32)	7,000,000	7,032,550
2.9% 10/15/20	3,000,000	3,088,960
4.25% 1/15/21	4,200,000	4,490,568
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,672,104
Boston Properties LP
5.875% 10/15/19	11,440,000	12,232,328
3.125% 9/01/23	9,560,000	9,755,415
Calumet Specialty Products Partners LP
11.5% 1/15/21(c)	450,000	523,688
7.625% 1/15/22	900,000	888,750
Capital One Bank, NA 2.3% 6/05/19	7,000,000	7,021,740
Capital One Financial Corp. 2.5% 5/12/20	5,000,000	5,025,502
Citigroup Inc.
6.125% 11/21/17	2,875,000	2,892,248
1.75% 5/01/18	2,872,000	2,873,238
Comcast Corp. 5.15% 3/01/20	3,000,000	3,230,818
D.R. Horton, Inc. 3.625% 2/15/18	1,920,000	1,923,625
DCP Midstream Operating LP 2.5% 12/01/17	13,250,000	13,259,606
Dell Inc. 3.48% 6/01/19(c)	5,000,000	5,097,703
Diageo Capital plc 4.85% 5/15/18(d)	3,941,000	4,017,513
Discovery Communications, Inc. 2.95% 3/20/23	1,600,000	1,603,260
Dominion Resources, Inc. 2.962% 7/01/19	5,900,000	5,986,693
eBay, Inc. 2.2% 8/01/19	3,000,000	3,013,296
Equifax Inc. 2.3% 6/01/21	2,900,000	2,835,036
Equity Commonwealth 5.875% 9/15/20	13,900,000	14,835,002
Expedia, Inc. 7.456% 8/15/18	10,000,000	10,480,169
Express Scripts Holding Co.
2.25% 6/15/19	8,955,000	8,993,353
7.25% 6/15/19	5,217,000	5,645,686
Fifth Third Bank 1.625% 9/27/19	2,000,000	1,988,033
First Republic Bank 2.375% 6/17/19	1,328,000	1,333,942
Flir Systems, Inc. 3.125% 6/15/21	2,600,000	2,635,888
Ford Motor Credit Co. LLC
2.145% 1/09/18	2,000,000	2,002,634
2.943% 1/08/19	2,000,000	2,022,993
2.021% 5/03/19	10,000,000	9,997,013
1.897% 8/12/19	1,000,000	995,453
Fortive Corp. 1.8% 6/15/19	750,000	749,544

	$ Principal
	Amount	$ Value
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,051,007
2.375% 1/22/18	1,961,000	1,965,761
2.51111% 4/30/18 Floating Rate (Qtrly LIBOR + 120)	6,600,000	6,639,519
2.9% 7/19/18	2,500,000	2,523,265
2.11667% 12/13/19 Floating Rate (Qtrly LIBOR + 80)	6,250,000	6,299,974
2.4725% 4/23/20 Floating Rate (Qtrly LIBOR + 116)	5,479,000	5,569,439
2.6% 12/27/20	1,500,000	1,511,979
Graham Holdings Co. 7.25% 2/01/19	8,500,000	9,063,125
Intel Corp. 1.35% 12/15/17	1,000,000	1,000,140
JPMorgan Chase & Co.
6.3% 4/23/19	2,500,000	2,668,039
1.86722% 3/09/21 Floating Rate (Qtrly LIBOR + 55)	1,850,000	1,855,455
JPMorgan Chase Bank, N.A. 1.91833%
9/23/19 Floating Rate (Qtrly LIBOR + 59)	12,000,000	12,089,164
Kinder Morgan, Inc. 2.0% 12/01/17	9,065,000	9,068,358
Markel Corp.
7.125% 9/30/19	11,859,000	12,950,404
5.35% 6/01/21	10,000,000	10,903,986
4.9% 7/01/22	3,850,000	4,206,345
McDonald’s Corp. 5.35% 3/01/18	4,075,000	4,138,743
McKesson Corp. 1.4% 3/15/18	8,815,000	8,807,216
MetLife Global Funding I(c)
1.875% 6/22/18	1,000,000	1,001,873
1.75% 12/19/18	1,000,000	998,898
NGL Energy Partners LP 5.125% 7/15/19	2,200,000	2,205,500
Omnicom Group, Inc. 6.25% 7/15/19	6,181,000	6,630,095
QUALCOMM Inc. 1.85% 5/20/19	1,500,000	1,504,068
Range Resources Corp. 5.0% 8/15/22(c)	11,876,000	11,920,535
Regency Energy Partners LP 6.5% 7/15/21	19,374,000	19,858,350
Republic Services, Inc. 3.8% 5/15/18	5,000,000	5,063,543
Roper Technologies, Inc. 2.05% 10/01/18	3,500,000	3,509,078
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	4,750,000	4,833,125
TechnipFMC plc 2.0% 10/01/17(c) (d)	2,000,000	2,000,000
U.S. Bancorp 2.35% 1/29/21	14,000,000	14,116,754
U.S. Bank, N.A. 1.6325% 1/24/20 Floating Rate
(Qtrly LIBOR + 32)	7,000,000	7,024,186
Valmont Industries, Inc. 6.625% 4/20/20	2,226,000	2,441,088
VEREIT, Inc. 3.0% 2/06/19	1,870,000	1,887,191
Vornado Realty LP 2.5% 6/30/19	13,390,000	13,473,982
Walt Disney Co. 0.875% 7/12/19	1,000,000	984,979
Wells Fargo & Co.
4.6% 4/01/21	5,745,000	6,172,069
2.1% 7/26/21	10,100,000	10,009,545
3.5% 3/08/22	7,900,000	8,207,983
Wells Fargo Bank, N.A. 2.15% 12/06/19	10,000,000	10,054,631
WM. Wrigley Jr. Co. 2.0% 10/20/17(c)	4,790,000	4,789,383
Total Corporate Bonds (Cost $498,032,026)		503,801,303

Corporate Convertible Bonds – 5.2%

Redwood Trust, Inc.
4.625% 4/15/18	32,350,000	32,734,156
5.625% 11/15/19	14,850,000	15,369,750
4.75% 8/15/23	14,650,000	14,631,688
Total Corporate Convertible Bonds (Cost $61,814,604)		62,735,594

The accompanying notes form an integral part of these financial statements.

35 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

Asset-Backed Securities – 7.2%(b)
	$ Principal
	Amount	$ Value
AmeriCredit Automobile Receivables Trust (AMCAR)
2013-5 CL D — 2.86% 2019 (0.7 years)	4,055,000	4,083,306
CarMax Auto Owner Trust (CARMX)
2017-2 CL A1 — 1.1% 2018 (0.1 years)	1,105,916	1,105,924
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL A1 — 1.35% 2018 (0.3 years)	599,022	599,042
Conn Funding II, LP (CONN)(c)
2017-A CL A — 2.73% 2019 (0.3 years)	789,047	789,545
CPS Auto Receivables Trust (CPS)(c)
2013-A CL A — 1.31% 2020 (0.7 years)	442,292	442,216
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A1 — 1.5% 2018 (0.3 years)	5,747,769	5,748,142
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.5 years)	3,061,996	3,060,365
2017-3A CL A — 2.05% 2021 (0.9 years)	4,100,000	4,097,705
2016-2A CL C — 5.96% 2022 (1.5 years)	5,100,000	5,324,110
First Investors Auto Owner Trust (FIAOT)(c)
2016-1A CL A1 — 1.92% 2020 (0.2 years)	1,083,918	1,084,625
Flagship Credit Auto Trust (FCAT)(c)
2014-2 CL A — 1.43% 2019 (0.0 years)	65,174	65,176
GM Financial Consumer Automobile Receivables Trust (GMCAR)(c)
2017-1A CL A1 — 1.1% 2018 (0.1 years)	1,244,070	1,244,079
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.6 years)	1,452,812	1,458,311
Marlette Funding Trust (MFT)(c)
2017-1A CL A — 2.827% 2024 (0.7 years)	3,864,363	3,881,631
2017-2A CL A — 2.39% 2024 (0.7 years)	4,958,368	4,964,609
2016-1A CL B — 4.78% 2023 (1.0 years)	2,500,000	2,551,120
2017-1A CL B — 4.114% 2024 (1.7 years)	1,650,000	1,675,124
Mercedes-Benz Auto Lease Trust (MBALT)
2017-A CL A1 — 1.15% 2018 (0.1 years)	2,129,838	2,129,524
OneMain Direct Auto Receivables Trust (ODART)(c)
2016-1A CL A — 2.04% 2021 (0.4 years)	1,391,854	1,392,739
2016-1A CL C — 4.58% 2021 (1.3 years)	9,650,000	9,772,873
OneMain Financial Issuance Trust (OMFIT)(c)
2014-2A CL A — 2.47% 2024 (0.2 years)	668,702	670,301
2014-2A CL C — 4.33% 2024 (1.0 years)	700,000	704,858
Prestige Auto Receivables Trust (PART)(c)
2016-1A CL A2 — 1.78% 2019 (0.2 years)	1,508,294	1,509,227
Santander Drive Auto Receivables Trust (SDART)
2017-2 CL A1 — 1.3% 2018 (0.0 years)	1,606,356	1,606,361
2016-3 CL A2 — 1.34% 2019 (0.2 years)	2,171,297	2,170,680
2014-1 CL D — 2.91% 2020 (0.7 years)	2,345,000	2,363,061
Securitized Term Auto Receivables Trust (SSTRT)(c) (d)
2017-2A CL A1 — 1.42% 2018 (0.3 years)	2,000,000	2,000,000
SoFi Consumer Loan Program LLC (SCLP)(c)
2016-2 CL A — 3.09% 2025 (1.3 years)	6,026,337	6,094,793
2016-3 CL A — 3.05% 2025 (1.3 years)	1,144,094	1,155,540
2017-1 CL A — 3.28% 2026 (1.6 years)	1,028,666	1,042,620
Springleaf Funding Trust (SLFT)(c)
2015-AA CL A — 3.16% 2024 (1.0 years)	7,550,000	7,604,238
Westlake Automobile Receivables Trust (WLAKE)(c)
2017-2A CL A1 — 1.45% 2018 (0.2 years)	5,001,871	5,002,065
Total Asset-Backed Securities (Cost $87,169,051)		87,393,910

Commercial Mortgage-Backed Securities – 0.5%(b)
	$ Principal
	Amount	$ Value
FORT CRE LLC (FCRE)(c)
2016-1A CL A1 — 2.73722% 2036 Floating Rate
(Mthly LIBOR + 150) (0.4 years)	1,220,888	1,232,522
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.9 years)	5,436,996	5,441,321
Total Commercial Mortgage-Backed Securities (Cost $6,657,884)		6,673,843

Mortgage-Backed Securities – 17.4%(b)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3815 CL AD — 4.0% 2025 (0.4 years)	129,425	130,525
3844 CL AG — 4.0% 2025 (0.7 years)	606,422	613,814
4281 CL AG — 2.5% 2028 (2.5 years)	1,663,943	1,667,455
3649 CL BW — 4.0% 2025 (2.6 years)	2,181,729	2,298,973
2952 CL PA — 5.0% 2035 (2.7 years)	553,970	584,397
3620 CL PA — 4.5% 2039 (3.3 years)	1,446,945	1,532,947
3842 CL PH — 4.0% 2041 (4.0 years)	1,488,534	1,570,333
3003 CL LD — 5.0% 2034 (4.1 years)	1,450,892	1,579,930
4107 CL LA — 2.5% 2031 (5.4 years)	6,957,674	6,771,618
4107 CL LW — 1.75% 2027 (8.1 years)	3,920,560	3,608,603
		20,358,595
Pass-Through Securities
EO1386 — 5.0% 2018 (0.3 years)	4,107	4,213
G18190 — 5.5% 2022 (1.8 years)	24,677	26,014
G13300 — 4.5% 2023 (2.0 years)	152,773	161,896
G18296 — 4.5% 2024 (2.3 years)	381,338	404,565
G18306 — 4.5% 2024 (2.3 years)	808,275	859,027
G18308 — 4.0% 2024 (2.4 years)	824,750	864,003
G13517 — 4.0% 2024 (2.4 years)	533,150	558,337
J13949 — 3.5% 2025 (2.9 years)	4,573,097	4,815,242
J14649 — 3.5% 2026 (3.0 years)	3,534,608	3,695,108
E02948 — 3.5% 2026 (3.0 years)	8,051,007	8,449,998
E02804 — 3.0% 2025 (3.0 years)	2,858,623	2,940,163
J16663 — 3.5% 2026 (3.1 years)	7,403,258	7,739,426
E03033 — 3.0% 2027 (3.3 years)	4,326,025	4,449,420
E03048 — 3.0% 2027 (3.3 years)	8,257,727	8,493,270
G01818 — 5.0% 2035 (4.3 years)	1,746,730	1,916,887
		45,377,569
Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 4.63722% 2023 Floating Rate
(Mthly LIBOR + 340) (0.5 years)	883,318	892,982
		66,629,146

Federal National Mortgage Association

Collateralized Mortgage Obligations
2003-9 CL DB — 5.0% 2018 (0.2 years)	8,764	8,786
2011-19 CL KA — 4.0% 2025 (0.2 years)	159,131	159,422
2010-145 CL PA — 4.0% 2024 (1.7 years)	693,962	712,282
2010-54 CL WA — 3.75% 2025 (2.1 years)	1,019,620	1,047,543
		1,928,033

Pass-Through Securities
256982 — 6.0% 2017 (0.0 years)	409	408
251787 — 6.5% 2018 (0.3 years)	614	681
357414 — 4.0% 2018 (0.4 years)	44,000	45,514
254907 — 5.0% 2018 (0.5 years)	21,548	22,057
MA0464 — 3.5% 2020 (1.1 years)	1,269,441	1,322,299
357985 — 4.5% 2020 (1.2 years)	51,242	52,467
888595 — 5.0% 2022 (1.5 years)	130,516	135,066
888439 — 5.5% 2022 (1.6 years)	130,622	137,559
AD0629 — 5.0% 2024 (1.8 years)	482,501	507,238

The accompanying notes form an integral part of these financial statements.

36 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
995960 — 5.0% 2023 (1.9 years)	428,809	451,018
AL0471 — 5.5% 2025 (2.0 years)	1,957,176	2,069,427
995693 — 4.5% 2024 (2.1 years)	799,381	842,638
AR8198 — 2.5% 2023 (2.1 years)	5,305,810	5,367,332
AE0031 — 5.0% 2025 (2.2 years)	774,050	821,258
MA1502 — 2.5% 2023 (2.2 years)	4,502,508	4,554,680
995692 — 4.5% 2024 (2.3 years)	650,348	683,919
995755 — 4.5% 2024 (2.3 years)	978,753	1,029,730
890112 — 4.0% 2024 (2.4 years)	529,077	554,237
MA0043 — 4.0% 2024 (2.4 years)	435,586	456,439
930667 — 4.5% 2024 (2.4 years)	629,616	662,517
AA4315 — 4.0% 2024 (2.4 years)	1,091,494	1,143,534
AA5510 — 4.0% 2024 (2.4 years)	252,729	264,716
931739 — 4.0% 2024 (2.5 years)	277,267	290,512
AD7073 — 4.0% 2025 (2.8 years)	870,368	915,336
310139 — 3.5% 2025 (2.9 years)	5,575,451	5,807,674
AH3429 — 3.5% 2026 (2.9 years)	14,711,585	15,376,165
AB1769 — 3.0% 2025 (3.0 years)	2,608,787	2,687,835
AB2251 — 3.0% 2026 (3.1 years)	3,251,689	3,350,376
AB3902 — 3.0% 2026 (3.3 years)	2,075,133	2,138,111
AK3264 — 3.0% 2027 (3.4 years)	5,295,322	5,456,269
AB4482 — 3.0% 2027 (3.4 years)	5,021,036	5,173,738
AL1366 — 2.5% 2027 (3.5 years)	3,701,839	3,752,133
555531 — 5.5% 2033 (4.1 years)	3,413,953	3,835,200
MA0587 — 4.0% 2030 (4.2 years)	5,100,885	5,418,523
725232 — 5.0% 2034 (4.2 years)	306,600	337,966
995112 — 5.5% 2036 (4.3 years)	1,482,679	1,662,903
		77,327,475
		79,255,508

Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.4 years)	9,395,400	9,700,004

Non-Government Agency

Collateralized Mortgage Obligations
Citigroup Mortgage Loan Trust, Inc. (CMLTI)(c)
2014-A CL A — 4.0% 2035 (1.8 years)	1,805,177	1,890,634
COLT Funding LLC (COLT)(c)
2017-2 CL A1A — 2.415% 2047 (2.2 years)	5,800,000	5,814,467
Flagstar Mortgage Trust (FSMT)(c)
2017-1 CL 2A2 — 3.0% 2047 (3.6 years)	3,541,014	3,596,638
J.P. Morgan Mortgage Trust (JPMMT)(c)
2016-3 CL 2A1 — 3.0% 2046 (3.4 years)	3,315,586	3,373,611
2017-3 CL 2A2 — 2.5% 2047 (3.7 years)	13,429,321	13,408,868
2014-5 CL A1 — 3.0% 2029 (4.4 years)	7,975,321	8,117,425
2014-2 CL 2A2 — 3.5% 2029 (5.5 years)	4,189,213	4,296,403
Sequoia Mortgage Trust (SEMT)
2012-1 CL 1A1 — 2.865% 2042 (0.9 years)	1,048,106	1,056,600
2012-4 CL A1 — 3.5% 2042 (1.1 years)	3,387,578	3,452,819
2017-CH1 CL A11 — 3.5% 2047 (2.2 years)(c)	4,100,000	4,171,495
2013-4 CL A3 — 1.55% 2043 (3.8 years)	7,518,797	7,382,070
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	6,777	6,800
		56,567,830
Total Mortgage-Backed Securities (Cost $206,786,054)		212,152,488

Taxable Municipal Bonds – 0.4%

Iowa State University Revenue
5.8% 7/01/22, Pre-Refunded 7/01/18 @ 100	1,335,000	1,377,693
Kansas Development Finance Authority Revenue, Series 2015H
2.258% 4/15/19	1,000,000	1,008,870

	$ Principal
	Amount
	or Shares	$ Value
2.608% 4/15/20	500,000	506,830
2.927% 4/15/21	750,000	764,183
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding 4.788% 6/01/18	1,000,000	1,019,690
Total Taxable Municipal Bonds (Cost $4,585,000)		4,677,266

U.S. Treasury – 26.4%

U.S. Treasury Notes
1.0% 12/15/17	20,000,000	19,994,619
0.75% 12/31/17	30,000,000	29,971,306
0.875% 1/31/18	20,000,000	19,981,216
0.75% 2/28/18	15,000,000	14,975,977
1.375% 6/30/18	25,000,000	25,016,602
0.75% 9/30/18	20,000,000	19,880,859
1.25% 1/31/19	15,000,000	14,968,066
0.875% 5/15/19	25,000,000	24,775,879
1.625% 6/30/19	10,000,000	10,028,906
1.5% 10/31/19	15,000,000	15,000,293
1.375% 1/31/20	15,000,000	14,946,094
1.375% 8/31/20	10,000,000	9,930,664
2.125% 8/31/20	15,000,000	15,213,867
2.0% 11/30/20	20,000,000	20,201,562
1.125% 2/28/21	15,000,000	14,705,566
1.375% 4/30/21	10,000,000	9,872,461
1.125% 7/31/21	15,000,000	14,632,324
2.0% 7/31/22	12,000,000	12,044,531
2.0% 5/31/24(f)	15,000,000	14,872,559
Total U.S. Treasury (Cost $321,229,966)		321,013,351

Common Stocks – 0.7%

Redwood Trust, Inc. (Cost $5,206,616)	545,000	8,878,050

Cash Equivalents – 0.4%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(a)	5,440,025	5,440,025
Total Cash Equivalents (Cost $5,440,025)		5,440,025
Total Investments in Securities (Cost $1,196,921,226)		1,212,765,830
Other Assets Less Other Liabilities — 0.4%		4,459,883
Net Assets - 100%		1,217,225,713
Net Asset Value Per Share - Investor Class		12.27
Net Asset Value Per Share - Institutional Class		12.29

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(b)	Number of years indicated represents estimated average life.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	Foreign domiciled entity.
(e)	Annual sinking fund.
(f)	Security designated to cover an unsettled bond purchase.

The accompanying notes form an integral part of these financial statements.

37 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

ULTRA SHORT GOVERNMENT FUND

Schedule of Investments
September 30, 2017

Corporate Bonds – 16.2%	$ Principal
	Amount	$ Value
AT&T Inc. 1.4% 12/01/17	2,430,000	2,429,758
Bank of America Corp.
5.75% 12/01/17	2,000,000	2,013,838
6.875% 4/25/18	1,555,000	1,599,967
Citigroup Inc. 6.125% 11/21/17	2,000,000	2,011,999
Goldman Sachs Group, Inc. 2.375% 1/22/18	3,000,000	3,007,284
Intel Corp. 1.35% 12/15/17	2,000,000	2,000,280
JPMorgan Chase Bank, N.A. 6.0% 1/15/18	500,000	506,385
Wells Fargo & Co. 5.625% 12/11/17	550,000	554,267
WM Wrigley Jr. Co. 2.0% 10/20/17(b)	2,000,000	1,999,742
Total Corporate Bonds (Cost $16,124,748)		16,123,520

Asset-Backed Securities – 2.6%

CarMax Auto Owner Trust (CARMX)
2017-2 CL A1 — 1.1% 2018 (0.1 years)	446,835	446,838
Commercial Credit Group Receivables Trust (CCG)(b)
2017-1 CL A1 — 1.35% 2018 (0.3 years)	1,198,044	1,198,084
Securitized Term Auto Receivables Trust (SSTRT)(b) (c)
2017-2A CL A1 — 1.42% 2018 (0.3 years)	1,000,000	1,000,000
Total Asset-Backed Securities (Cost $2,644,879)		2,644,922

U.S. Treasury – 78.7%

U.S. Treasury Notes
1.875% 10/31/17	7,500,000	7,504,823
0.875% 11/15/17	9,000,000	8,997,866
0.875% 11/30/17	7,500,000	7,497,366
0.75% 12/31/17	20,000,000	19,980,871
0.875% 1/31/18	10,000,000	9,990,608
0.75% 2/28/18	9,000,000	8,985,586
1.0% 3/15/18	8,000,000	7,992,842
0.75% 4/15/18	5,000,000	4,986,986
1.0% 5/15/18(d)	2,500,000	2,496,631
Total U.S. Treasury (Cost $78,462,753)		78,433,579

Cash Equivalents – 3.1%%
	Shares	$ Value
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92(a)	3,116,831	3,116,831
Total Cash Equivalents (Cost $3,116,831)		3,116,831
Total Investments in Securities (Cost $100,349,211)		100,318,852
Other Liabilities in Excess of Other Assets — (0.6%)		(633,080)
Net Assets - 100%		99,685,772

Net Asset Value Per Share		10.00

(a)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)	Foreign domiciled entity.
(d)	Security designated to cover an unsettled bond purchase.

The accompanying notes form an integral part of these financial statements.

38 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments
September 30, 2017

Municipal Bonds – 96.3%
	% of Net	$ Principal
	Assets	Amount	$ Value
California	0.4
San Diego County Regional Airport Authority, Subordinate
Airport Revenue, Series 2017B, AMT, 5.0%, 7/01/25		200,000	240,616

District of Columbia	1.0
Metropolitan Washington Airports Authority, Aviation System
Revenue, Refunding, Series 2017A, AMT, 5.0%, 10/01/27		500,000	614,410

Florida	2.7
Greater Orlando Aviation Authority, Priority Subordinated
Airport Facilities Revenue, Series 2017A, AMT, 5.0%, 10/01/25		500,000	602,525
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,030,870
			1,633,395
Illinois	0.2
Cook, Kane, Lake and McHenry Counties and State of Illinois,
General Obligation, Community College District No. 512,
Series 2009A, 5.0%, 12/01/23		100,000	104,379

Iowa	0.4
Iowa Finance Authority, Hospital Revenue, Bond Anticipation
Notes, Shenandoah Medical Center Project, Series 2015,
1.75%, 6/01/18		250,000	249,722

Nebraska	90.5
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian/AGC Insured, Escrowed
to Maturity, 4.4%, 12/15/17		250,000	251,740
Blair, Water System Revenue, Series 2016, AMT,
2.2%, 12/15/22		175,000	170,613
2.45%, 12/15/23		125,000	121,134
2.65%, 12/15/24		100,000	95,614
2.85%, 12/15/25		100,000	96,159
3.0%, 12/15/26		100,000	95,788
3.1%, 12/15/27		100,000	95,430
3.2%, 12/15/28		100,000	95,092
3.35%, 12/15/29		100,000	94,790
3.5%, 12/15/30		100,000	94,513
Buffalo County, General Obligation, Kearney Public Schools
District 0007
Series 2012, 1.4%, 12/15/18		280,000	280,076
Series 2016
2.0%, 12/15/18		305,000	308,553
3.0%, 12/15/24		250,000	268,767
Cass County, General Obligation, Refunding, Weeping Water
Public School District 0022, Series 2017
2.05%, 12/15/25		375,000	370,519
2.2%, 12/15/26		250,000	247,320
Chadron, Sales Tax and General Obligation, Aquatic Center,
Series 2016, 1.6%, 7/15/22		400,000	397,256
Columbus, Combined Revenue, Refunding, Series 2016,
AGM Insured
4.0%, 12/15/26		100,000	112,344
4.0%, 12/15/27		100,000	111,474
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	263,185
Dawson Public Power District, Electric System Revenue,
Refunding,
Series 2013C, 3.0%, 12/01/22		200,000	203,034
Series 2016A
2.0%, 6/15/26		170,000	161,201
2.1%, 6/15/27		105,000	99,117
Series 2016B
2.5%, 6/15/28		135,000	133,245
3.0%, 6/15/29		245,000	247,964
3.0%, 6/15/30		355,000	358,248
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A, 5.6%, 7/01/25		400,000	443,580

	$ Principal
	Amount	$ Value
Douglas County, General Obligation,
Omaha Public School District 0001
Series 2015, 5.0%, 12/15/28	1,000,000	1,198,730
Series 2016, 5.0%, 12/15/29	350,000	427,945
Refunding, Elkhorn Public School District 0010, Series 2016B
3.0%, 6/15/18	200,000	202,796
3.0%, 12/15/18	100,000	102,355
Westside Community School District 0066, Series 2015,
2.5%, 12/01/22	250,000	261,987
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28	500,000	514,965
Madonna Rehabilitation Hospital Project, Series 2014,
5.0%, 5/15/26	500,000	566,650
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(b)	215,000	221,796
Series 2015
4.0%, 11/01/18	250,000	256,762
4.0%, 11/01/19	110,000	115,004
5.0%, 11/01/20	100,000	109,696
5.0%, 11/01/21	100,000	112,149
5.0%, 11/01/22	250,000	285,390
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21	370,000	390,335
Hamilton County, General Obligation, Hampton Public School
District 0091, Series 2016, 1.0%, 12/15/19	300,000	296,892
Hastings, Combined Utility Revenue, Refunding, Series 2012,
2.0%, 10/15/17	430,000	430,159
Kearney, General Obligation, Highway Allocation Fund,
Refunding, Series 2017, 1.0%, 6/15/18	175,000	174,923
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue,
Refunding, Series 2015, 3.0%, 12/01/19	750,000	780,832
Series 2016, 3.0%, 12/01/25	500,000	538,250
Lincoln, Airport Authority, Revenue, 2014 Series C
2.0%, 7/01/18	185,000	186,519
2.0%, 7/01/19	190,000	193,144
2.0%, 7/01/21	195,000	196,472
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	654,230
2.5%, 4/01/21	925,000	948,421
Lincoln, Electric System Revenue, Refunding,
Series 2012
5.0%, 9/01/21	1,000,000	1,142,690
5.0%, 9/01/28	1,000,000	1,157,910
Series 2016, 3.0%, 9/01/28	500,000	522,980
Lincoln, General Obligation, Highway Allocation Fund,
Refunding, Series 2016
5.0%, 5/15/22	100,000	116,136
5.0%, 5/15/23	135,000	160,198
Lincoln, Parking Revenue, Refunding, Series 2011,
3.25%, 8/15/18	440,000	448,136
Lincoln, General Obligation, West Haymarket Joint Public
Agency, Series 2011, 5.0%, 12/15/26	300,000	344,160
Loup River Public Power District, Electric System Revenue,
Refunding, Series 2016
5.0%, 12/01/18	500,000	523,145
5.0%, 12/01/19	500,000	540,965
Madison County, Hospital Authority #1, Revenue, Refunding,
Faith Regional Health Services Project, Series 2017A
5.0%, 7/01/21	475,000	525,060
5.0%, 7/01/23	250,000	283,815
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding
2009 Series A, BHAC Insured,
5.0%, 4/01/20, Pre-Refunded 4/01/19 @ 100	500,000	529,055
2012 Series A, 5.0%, 4/01/18	100,000	101,923
2016 Series A
5.0%, 4/01/21	250,000	280,587
5.0%, 4/01/27	350,000	421,655

The accompanying notes form an integral part of these financial statements.

39 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Nebraska, Certificates of Participation,
Series 2015C
1.15%, 9/15/18	460,000	459,660
1.45%, 9/15/19	360,000	360,644
1.7%, 9/15/20	200,000	200,658
Series 2016A, 2.0%, 2/15/19	750,000	758,925
Series 2017A, 1.0%, 3/15/18	350,000	349,832
Series 2017B, 1.35%, 7/15/20	785,000	785,424
Nebraska Cooperative Republican Platte Enhancement
Project, River Flow Enhancement Revenue, Refunding,
Series 2015, 3.0%, 12/15/17	440,000	441,738
Nebraska Investment Financial Authority, Single Family Housing
Revenue 2016 Series C, 1.85%, 3/01/23	100,000	100,282
Nebraska Public Power District, Revenue
2008 Series B, 5.0%,
1/01/19, Pre-Refunded 1/01/18 @ 100	250,000	252,517
2012 Series A
4.0%, 1/01/21	500,000	543,580
5.0%, 1/01/21	500,000	559,425
2012 Series B, 3.0%, 1/01/24	1,000,000	1,051,060
2012 Series C, 5.0%
1/01/19, Pre-Refunded 1/01/18 @ 100	500,000	505,035
1/01/25, Pre-Refunded 1/01/18 @ 100	750,000	757,553
2015 Series A-2, 5.0%, 1/01/24	250,000	285,070
2016 Series C
4.0%, 1/01/19	880,000	912,226
5.0%, 1/01/35	480,000	558,010
Nebraska State Colleges, Facilities Corp., Deferred
Maintenance Revenue, Refunding, Series 2016,
AGM Insured, 4.0%, 7/15/28	750,000	828,232
Nebraska State Colleges, Student Fees and Facilities Revenue,
Refunding, Wayne State College Project, Series 2016B,
1.0%, 7/01/18	145,000	144,443
Wayne State College Project, Series 2016,
3.0%, 7/01/18	200,000	202,748
3.0%, 7/01/19	120,000	123,611
North Platte, Sewer System Revenue, Refunding, Series 2015,
3.0%, 6/15/24	250,000	255,950
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	833,040
Omaha, General Obligation,
Refunding, Series 2008
5.0%, 6/01/20	255,000	261,719
5.0%, 6/01/20, Pre-Refunded 6/01/18 @ 100	95,000	97,490
5.25%, 10/15/19, Pre-Refunded 10/15/18 @ 100	250,000	260,920
Various Purpose and Refunding, Series 2016A
4.0%, 4/15/22	815,000	905,481
4.0%, 4/15/23	185,000	208,317
Omaha, Public Facilities Corp., Lease Revenue
Omaha Baseball Stadium Project
Refunding, Series 2016A, 4.0%. 6/01/28	1,335,000	1,487,844
Series 2009
4.125%, 6/01/25, Pre-Refunded 6/01/19 @ 100	250,000	262,708
5.0%, 6/01/23, Pre-Refunded 6/01/19 @ 100	770,000	820,204
Series 2010, 4.125%, 6/01/29	650,000	686,647
Omaha Public Power District,
Electric System Revenue
2012 Series A, 5.0%, 2/01/24,
Pre-Refunded 2/01/22 @ 100	2,000,000	2,307,660
2015 Series A, 2.85%, 2/01/27	500,000	517,915
2015 Series B, 5.0%, 2/01/18	1,500,000	1,520,205
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	525,150
Omaha, Sanitary Sewerage System Revenue,
Refunding, Series 2016
5.0%, 4/01/26	250,000	306,790
4.0%, 4/01/31	350,000	386,568
Series 2014
5.0%, 11/15/17	500,000	502,380
5.0%, 11/15/22	200,000	234,458

	$ Principal
	Amount	$ Value
Omaha, Special Tax Revenue, Refunding Redevelopment,
Performing Arts Project, Series 2012, 3.0%, 10/15/17	765,000	765,536
Papillion, General Obligation, Tax Supported Recreational
Facilities, Series 2017, 3.0%, 9/15/24	420,000	440,089
Papillion-La Vista, General Obligation, Sarpy County
School District #27,
Refunding, Series 2017A
2.05%, 12/01/24	150,000	151,950
2.2%, 12/01/25	150,000	151,748
2.3%, 12/01/26	275,000	278,196
Series 2009, 5.0%, 12/01/28, Pre-Refunded
12/01/18 @ 100	500,000	523,085
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement,
Refunding, Series 2017, 5.0%, 12/15/26	185,000	211,202
Series 2013
3.0%, 12/15/17	385,000	386,617
3.0%, 12/15/18, Pre-Refunded 2/08/18 @ 100	500,000	503,590
Series 2013B, 5.0%, 12/15/19, Pre-Refunded 7/26/18 @ 100	400,000	413,032
Series 2015
2.0%, 12/15/20	100,000	101,744
2.25%, 12/15/21	100,000	102,056
4.0%, 12/15/24	100,000	106,891
4.0%, 12/15/25	100,000	106,699
Perennial Public Power District, Electric System Revenue,
Refunding, Series 2016A, 0.95%, 1/01/18	125,000	124,905
Public Power Generation Agency, Revenue, Refunding,
Whelan Energy Center Unit 2, 2015 Series A
5.0%, 1/01/18	250,000	252,363
5.0%, 1/01/28	200,000	232,792
Sarpy County, General Obligation, Bellevue Public School
District 0001, Series 2017, 5.0%, 12/15/27	250,000	309,255
Sarpy County, Certificates of Participation,
Series 2016, 1.75%, 6/15/26	500,000	475,345
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18	155,000	157,545
2.6%, 12/15/19	135,000	139,180
South Sioux City, Combined Electric, Water and Sewer Revenue,
Refunding, Series 2014A
1.9%, 6/01/20	280,000	280,787
2.25%, 6/01/21	250,000	251,755
Thayer County, General Obligation Hospital, Refunding,
Series 2017, 1.3%, 9/01/20	400,000	399,088
University of Nebraska, Facilities Corp.,
Lease Rental Revenue, NCTA Education Center/Student
Housing Project, Series 2011, 3.75% 6/15/19	285,000	297,928
Revenue, Refunding, Health Center and College of
Nursing Projects, Series 2016, 5.0%, 7/15/29	380,000	460,153
Revenue, UNMC Global Center Project, Series 2017,
5.0%, 12/15/18	1,000,000	1,047,950
University of Nebraska, University Revenue,
Kearney Student Housing Project, Series 2017
3.0%, 7/01/25	100,000	106,917
2.5%, 7/01/26	210,000	215,151
3.0%, 7/01/27	100,000	105,719
Lincoln Student Fees and Facilities, Series 2015A
2.0%, 7/01/18	400,000	403,104
2.0%, 7/01/19	600,000	609,720
Omaha Health & Recreation Project
4.05%, 5/15/19, Pre-Refunded 5/15/18 @ 100	390,000	397,414
5.0%, 5/15/33, Pre-Refunded 5/15/18 @ 100(c)	700,000	717,381
		55,270,579

The accompanying notes form an integral part of these financial statements.

40 | Q3 2017 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Texas	0.7
Austin, Airport System Revenue, Series 2017B, AMT,
5.0%, 11/15/26		250,000	299,088
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	117,945
			417,033
Washington	0.4
Port of Seattle, Intermediate Lien Revenue,
Series 2017C, AMT, 5.0%, 5/01/26		200,000	241,816
Total Municipal Bonds (Cost $58,270,434)			58,771,950

Cash Equivalents – 3.8%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.92%(a)		2,336,531	2,336,531
Total Cash Equivalents (Cost $2,336,531)			2,336,531
Total Investments in Securities (Cost $60,606,965)			61,108,481
Other Liabilities in Excess of Other Assets - (0.1%)			(71,329)
Net Assets - 100%			61,037,152
Net Asset Value Per Share			9.93

(a)	Rate presented represents the annualized 7-day yield at September 30, 2017.
(b)	Annual sinking fund.
(c)	Security designated to cover an unsettled bond purchase.

The accompanying notes form an integral part of these financial statements.

41 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

							Short		Nebraska
(In U.S. dollars,		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
except share data)	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	816,106,717	711,173,466	689,515,480	276,310,182	121,336,588	40,127,156	1,212,765,830	100,318,852	61,108,481
Controlled affiliates(a)	—	—	8,673,670	—	—	—	—	—	—
	816,106,717	711,173,466	698,189,150	276,310,182	121,336,588	40,127,156	1,212,765,830	100,318,852	61,108,481
Accrued interest and dividends receivable	474,391	173,617	52,879	1,502	423,669	255,690	7,133,503	396,679	590,667
Due from broker	—	—	232,928,458	—	—	—	—	—	—
Receivable for securities sold	734,282	1,835,705	—	—	146,856	—	—	—	—
Receivable for fund shares sold	3,850	22,809	146,482	241	10,076	20,000	433,482	—	—
Cash	—	—	392,000	—	—	—	—	—	—
Total assets	817,319,240	713,205,597	931,708,969	276,311,925	121,917,189	40,402,846	1,220,332,815	100,715,531	61,699,148
Liabilities:
Dividends payable on securities sold short	—	—	776,977	—	—	—	—	—	—
Due to adviser	921,105	772,020	721,728	314,053	95,172	14,410	497,387	16,381	54,566
Payable for securities purchased	—	2,128,709	—	—	—	—	2,000,000	1,000,000	607,430
Payable for fund shares redeemed	351,809	72,933	49,177	45,424	16,711	—	609,715	5,289	—
Securities sold short(b)	—	—	227,976,000	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	8,089	—
Total liabilities	1,272,914	2,973,662	229,523,882	359,477	111,883	14,410	3,107,102	1,029,759	661,996
Net assets	816,046,326	710,231,935	702,185,087	275,952,448	121,805,306	40,388,436	1,217,225,713	99,685,772	61,037,152
Composition of net assets:
Paid-in capital	516,718,676	462,448,688	460,326,764	165,988,629	100,606,853	40,076,105	1,204,646,638	99,719,152	60,572,236
Accumulated undistributed net investment income (loss)	(2,632,168)	(2,159,776)	(5,713,326)	(580,707)	239,733	10,432	76,828	(2,435)	2,660
Accumulated net realized gain (loss)	18,269,154	15,336,629	11,180,996	9,708,070	811,570	15,109	(3,342,357)	(586)	(39,260)
Net unrealized appreciation (depreciation) of investments	283,690,664	234,606,394	236,390,653	100,836,456	20,147,150	286,790	15,844,604	(30,359)	501,516
Net assets	816,046,326	710,231,935	702,185,087	275,952,448	121,805,306	40,388,436	1,217,225,713	99,685,772	61,037,152
Net assets(c):
Investor Class	612,446,482	385,676,788	28,988,839	275,952,448	121,805,306	7,425,968	103,311,182		61,037,152
Institutional Class	203,599,844	324,555,147	673,196,248			32,962,468	1,113,914,531	99,685,772
Shares outstanding(c) (d):
Investor Class	14,330,892	12,197,043	1,987,038	4,943,477	8,594,558	722,894	8,422,004		6,146,265
Institutional Class	4,730,379	10,190,643	45,002,370			3,208,503	90,648,086	9,971,943
Net asset value, offering and redemption price(c):
Investor Class	42.74	31.62	14.59	55.82	14.17	10.27	12.27		9.93
Institutional Class	43.04	31.85	14.96			10.27	12.29	10.00

(a) Cost of investments in securities:
Unaffiliated issuers	532,416,053	476,567,072	413,878,444	175,473,726	101,189,438	39,840,366	1,196,921,226	100,349,211	60,606,965
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	532,416,053	476,567,072	416,777,823	175,473,726	101,189,438	39,840,366	1,196,921,226	100,349,211	60,606,965
(b) Proceeds from short sales	—	—	182,955,326	—	—	—	—	—	—

(c) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class

(d) Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.

42 | Q3 2017 SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS

Six months ended September 30, 2017

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
(In U.S. dollars)	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Investment income:
Dividends:
Unaffiliated issuers(a)	2,778,179	2,206,056	1,834,350	832,445	366,278	4,116	305,200	—	—
Interest	575,813	642,836	833,141	300,889	502,290	489,531	14,954,905	483,063	687,124
Total investment income	3,353,992	2,848,892	2,667,491	1,133,334	868,568	493,647	15,260,105	483,063	687,124
Expenses:
Investment advisory fees	3,706,594	3,272,257	3,476,726	1,378,503	460,428	73,967	2,422,633	147,662	124,502
Administrative fees and expenses	307,885	283,896	250,324	214,845	124,471	73,257	412,904	86,419	90,733
Shareholder servicing fees:
Investor Class	545,182	398,142	30,350	—	—	5,178	145,828	—	—
Institutional Class	18,041	42,254	129,513	—	—	9,165	573,754	5,014	—
Custodian fees	9,200	8,388	12,874	3,879	4,506	4,737	17,497	3,374	3,620
Dividends on securities sold short	—	—	1,749,266	—	—	—	—	—	—
Professional fees	44,022	41,101	37,946	21,576	14,341	11,971	59,437	13,941	11,629
Registration fees	26,900	26,200	27,297	13,298	12,500	22,500	37,250	12,000	3,525
Sub-transfer agent fees	105,685	65,395	51,059	44,030	18,289	21,123	67,415	16,187	11,528
Trustees fees	41,823	37,100	33,949	13,889	6,082	1,921	61,278	4,990	2,974
Other	69,040	50,837	39,145	24,021	8,922	4,107	100,967	7,777	4,881
	4,874,372	4,225,570	5,838,449	1,714,041	649,539	227,926	3,898,963	297,364	253,392
Less expenses waived/reimbursed by investment adviser	(96,606)	(124,683)	—	—	(20,704)	(146,825)	(890,179)	(198,923)	—
Net expenses	4,777,766	4,100,887	5,838,449	1,714,041	628,835	81,101	3,008,784	98,441	253,392
Net investment income (loss)	(1,423,774)	(1,251,995)	(3,170,958)	(580,707)	239,733	412,546	12,251,321	384,622	433,732
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	18,273,099	19,856,508	11,801,925	9,709,136	812,030	15,486	1,123,317	(417)	—
Options written	—	—	—	—	—	—	114,997	—	—
Net realized gain (loss)	18,273,099	19,856,508	11,801,925	9,709,136	812,030	15,486	1,238,314	(417)	—
Net unrealized appreciation (depreciation):
Unaffiliated issuers	26,756,284	2,673,121	24,939,172	5,246,972	4,920,013	176,568	(1,778,306)	5,439	210,483
Controlled affiliates	—	—	(1,734,280)	—	—	—	—	—	—
Options written	—	—	—	—	—	—	70,003	—	—
Securities sold short	—	—	(13,832,360)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	26,756,284	2,673,121	9,372,532	5,246,972	4,920,013	176,568	(1,708,303)	5,439	210,483
Net realized and unrealized gain (loss) on investments	45,029,383	22,529,629	21,174,457	14,956,108	5,732,043	192,054	(469,989)	5,022	210,483
Net increase (decrease) in net assets resulting from operations	43,605,609	21,277,634	18,003,499	14,375,401	5,971,776	604,600	11,781,332	389,644	644,215

(a) Foreign taxes withheld	1,150	—	—	—	4,976	—	—	—	—

The accompanying notes form an integral part of these financial statements.

43 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Hickory
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30,	Year ended	Sept. 30,	Year ended	Sept. 30,	Year ended	Sept. 30,	Year ended
	2017	March 31,	2017	March 31,	2017	March 31,	2017	March 31,
(In U.S. dollars)	(Unaudited )	2017	(Unaudited )	2017	(Unaudited )	2017	(Unaudited	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(1,423,774)	(3,192,755)	(1,251,995)	(1,821,881)	(3,170,958)	(6,530,070)	(580,707)	(1,265,972)
Net realized gain (loss)	18,273,099	32,591,851	19,856,508	(2,079,364)	11,801,925	21,892,172	9,709,136	2,344,197
Net unrealized appreciation (depreciation)	26,756,284	50,374,828	2,673,121	84,694,558	9,372,532	46,718,737	5,246,972	29,836,129
Net increase (decrease) in net assets resulting from operations	43,605,609	79,773,924	21,277,634	80,793,313	18,003,499	62,080,839	14,375,401	30,914,354
Distributions to shareholders from:
Net investment income(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized gains(a):
Investor Class	(24,720,085)	—	—	—	(921,522)	(450,948)	(695,026)	—
Institutional Class	(7,791,399)	—	—	—	(21,399,745)	(9,034,420)
Return of capital(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—

Total distributions	(32,511,484)	—	—	—	(22,321,267)	(9,485,368)	(695,026)	—
Fund share transactions(a):
Investor Class	(34,669,269)	(160,901,195)	(55,290,218)	(150,687,609)	719,492	(8,964,256)	(10,227,101)	(56,584,907)
Institutional Class	9,329,922	(18,977,598)	5,520,859	(20,025,386)	16,057,112	(66,385,487)

Net increase (decrease) from fund share transactions	(25,339,347)	(179,878,793)	(49,769,359)	(170,712,995)	16,776,604	(75,349,743)	(10,227,101)	(56,584,907)
Total increase (decrease) in net assets	(14,245,222)	(100,104,869)	(28,491,725)	(89,919,682)	12,458,836	(22,754,272)	3,453,274	(25,670,553)
Net assets:
Beginning of period	830,291,548	930,396,417	738,723,660	828,643,342	689,726,251	712,480,523	272,499,174	298,169,727

End of period	816,046,326	830,291,548	710,231,935	738,723,660	702,185,087	689,726,251	275,952,448	272,499,174

Undistributed net investment income (loss)	(2,632,168)	(1,208,394)	(2,159,776)	(907,781)	(5,713,326)	(2,542,368)	(580,707)	—

(a) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class

The accompanying notes form an integral part of these financial statements.

44 | Q3 2017 SEMI-ANNUAL REPORT

				Short Duration		Ultra Short		Nebraska
Balanced		Core Plus Income		Income		Government		Tax-Free Income
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30,	Year ended	Sept. 30,	Year ended	Sept. 30,	Year ended	Sept. 30,	Year ended	Sept. 30,	Year ended
2017	March 31,	2017	March 31,	2017	March 31,	2017	March 31,	2017	March 31,
(Unaudited )	2017	(Unaudited )	2017	(Unaudited )	2017	(Unaudited )	2017	(Unaudited )	2017

239,733	111,928	412,546	539,071	12,251,321	25,029,733	384,622	262,146	433,732	1,059,486
812,030	3,837,636	15,486	394,851	1,238,314	(996,408)	(417)	(153)	—	8,962

4,920,013	3,050,576	176,568	10,103	(1,708,303)	4,394,198	5,439	(35,798)	210,483	(1,403,882)

5,971,776	7,000,140	604,600	944,025	11,781,332	28,427,523	389,644	226,195	644,215	(335,434)

—	(292,979)	(71,528)	(129,058)	(942,960)	(1,676,679)			(433,420)	(1,059,081)
		(332,230)	(411,467)	(11,231,533)	(23,730,853)	(387,057)	(262,146)

(1,275,937)	(3,344,298)	(18,331)	(75,492)	—	(254,793)			—	—
		(72,699)	(211,290)	—	(3,237,153)	—	—

—	—	—	—	—	(14,356)	—	—	—	—
		—	—	—	(203,189)

(1,275,937)	(3,637,277)	(494,788)	(827,307)	(12,174,493)	(29,117,023)	(387,057)	(262,146)	(433,420)	(1,059,081)

(1,079,423)	3,338,417	877,916	1,699,413	8,541,134	(6,057,739)			(2,146,460)	233,593
		9,024,887	8,642,485	10,988,319	(51,164,900)	1,654,090	(8,623,636)

(1,079,423)	3,338,417	9,902,803	10,341,898	19,529,453	(57,222,639)	1,654,090	(8,623,636)	(2,146,460)	233,593

3,616,416	6,701,280	10,012,615	10,458,616	19,136,292	(57,912,139)	1,656,677	(8,659,587)	(1,935,665)	(1,160,922)
118,188,890	111,487,610	30,375,821	19,917,205	1,198,089,421	1,256,001,560	98,029,095	106,688,682	62,972,817	64,133,739

121,805,306	118,188,890	40,388,436	30,375,821	1,217,225,713	1,198,089,421	99,685,772	98,029,095	61,037,152	62,972,817

239,733	—	10,432	1,644	76,828	—	(2,435)	—	2,660	2,348

The accompanying notes form an integral part of these financial statements.

45 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

STATEMENT OF CASH FLOWS

Partners III Opportunity

Six months ended September 30, 2017
(In U.S. dollars)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	18,003,499
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(50,051,329)
Proceeds from sale of investment securities	66,429,552
Short positions covered	(14,101,346)
Sale of short-term investment securities, net	10,117,042
Net unrealized appreciation on investments and short sales	(9,372,532)
Net realized gain on investments	(11,801,925)
Decrease in accrued interest and dividends receivable	50,323
Increase in due from broker	(2,766,046)
Decrease in receivable for securities sold	240,982
Decrease in receivable for fund shares sold	378,536
Increase in dividends payable on securities sold short	123,343
Decrease in due to adviser	(26,309)
Decrease in payable for fund shares redeemed	(1,287,127)
Net cash provided by operating activities	5,936,663

Cash flows from financing activities:
Proceeds from sales of fund shares	41,792,910
Payments for redemptions of fund shares	(45,922,268)
Cash distributions to shareholders	(1,415,305)
Net cash used in financing activities	(5,544,663)

Net increase (decrease) in cash	392,000
Cash:
Balance, beginning of period	—

Balance, end of period	392,000
Noncash financing activities:
Reinvestment of shareholder distributions	20,905,962

The accompanying notes form an integral part of these financial statements.

46 | Q3 2017 SEMI-ANNUAL REPORT

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The accompanying notes form an integral part of these financial statements.

47 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Value - Investor Class
Six months ended 9/30/2017	42.20	(0.08)	(a)	2.33	2.25	—	(1.71)	(1.71)
2017	38.43	(0.16)	(a)	3.93	3.77	—	—	—
2016	46.93	(0.25)	(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24)	(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)		7.76	7.59	—	—	—
2013	32.98	(0.02)		5.68	5.66	(0.03)	—	(0.03)

Value - Institutional Class
Six months ended 9/30/2017	42.44	(0.04)	(a)	2.35	2.31	—	(1.71)	(1.71)
2017	38.56	(0.08)	(a)	3.96	3.88	—	—	—
2016	46.99	(0.17)	(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26)	(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
Six months ended 9/30/2017	30.72	(0.07)	(a)	0.97	0.90	—	—	—
2017	27.66	(0.09)	(a)	3.15	3.06	—	—	—
2016	35.05	(0.14)	(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14)	(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)		5.59	5.45	—	—	—
2013	23.25	(0.06)		4.56	4.50	—	—	—

Partners Value - Institutional Class
Six months ended 9/30/2017	30.91	(0.03)	(a)	0.97	0.94	—	—	—
2017	27.75	(0.02)	(a)	3.18	3.16	—	—	—
2016	35.09	(0.08)	(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11)	(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
Six months ended 9/30/2017	14.74	(0.10	(a)	0.45	0.35	—	(0.50)	(0.50)
2017	13.73	(0.20	(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25	(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22	(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17	(a)	2.71	2.54	—	(0.37)	(0.37)
2013	12.90	(0.12	(a)	2.40	2.28	—	(0.92)	(0.92)

Partners III Opportunity - Institutional Class
Six months ended 9/30/2017	15.07	(0.07)	(a)	0.46	0.39	—	(0.50)	(0.50)
2017	13.96	(0.13)	(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19)	(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17)	(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12)	(a)	2.71	2.59	—	(0.37)	(0.37)
2013	12.93	(0.08)	(a)	2.40	2.32	—	(0.92)	(0.92)

Hickory
Six months ended 9/30/2017	53.11	(0.12)		2.97	2.85	—	(0.14)	(0.14)
2017	47.59	(0.25)		5.77	5.52	—	—	—
2016	59.51	(0.30)		(4.79)	(5.09)	—	(6.83)	(6.83)
2015	57.87	(0.35)		5.00	4.65	—	(3.01)	(3.01)
2014	50.22	(0.34)		7.99	7.65	—	—	—
2013	42.53	(0.25)		7.94	7.69	—	—	—

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Included in the expense ratio is 0.00%, 0.08%, 0.27%, 0.24%, 0.11% and 0.14% related to interest expense and 0.50%, 0.54%, 0.50%, 0.29%, 0.16% and 0.28% related to dividend expense on securities sold short for the periods ended September 30, 2017, March 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Included in the expense ratio is 0.00%, 0.08%, 0.27%, 0.24%, 0.12% and 0.14% related to interest expense and 0.50%, 0.55%, 0.51%, 0.29%, 0.15% and 0.27% related to dividend expense on securities sold short for the periods ended September 30, 2017, March 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The accompanying notes form an integral part of these financial statements.

48 | Q3 2017 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
42.74	5.43	†	612,446	1.21	*	1.21	*	(0.40)*	5	†
42.20	9.81		638,993	1.24		1.22		(0.42)	24
38.43	(8.05)		738,086	1.23		1.18		(0.59)	47
46.93	10.19		940,646	1.20		1.18		(0.54)	36
46.20	19.66		1,167,282	1.18		1.18		(0.41)	19
38.61	17.20		1,013,552	1.20		1.20		(0.07)	20

43.04	5.55	†	203,600	1.09	*	0.99	*	(0.18)*	5	†
42.44	10.06		191,299	1.10		0.99		(0.19)	24
38.56	(7.88)		192,310	1.08		0.99		(0.39)	47
46.99	9.57	†	200,254	1.08	*	0.99	*	(0.87)*	36

31.62	2.93	†	385,677	1.23	*	1.23	*	(0.45)*	4	†
30.72	11.06		429,226	1.27		1.24		(0.33)	16
27.66	(10.61)		531,353	1.26		1.18		(0.45)	31
35.05	8.99		789,853	1.22		1.18		(0.42)	26
33.20	19.64		1,074,499	1.18		1.18		(0.46)	19
27.75	19.35		844,213	1.19		1.19		(0.25)	24

31.85	3.04	†	324,555	1.07	*	0.99	*	(0.20)*	4	†
30.91	11.39		309,497	1.07		0.99		(0.08)	16
27.75	(10.45)		297,290	1.07		0.99		(0.25)	31
35.09	8.51	†	317,973	1.05	*	0.99	*	(0.49)*	26

14.59	2.43	†	28,989	2.13	*(c)	2.13	*(c)	(1.36)*	10	†
14.74	8.94		28,561	2.29	(c)	2.29	(c)	(1.43)	23
13.73	(9.56)		35,461	2.33	(c)	2.33	(c)	(1.63)	46
17.12	7.38		68,490	2.06	(c)	2.01	(c)	(1.33)	45
16.43	17.94		78,586	1.84	(c)	1.68	(c)	(1.10)	20
14.26	18.81		19,702	2.25	(c)	1.85	(c)	(0.93)	32

14.96	2.65	†	673,196	1.66	*(d)	1.66	*(d)	(0.89)*	10	†
15.07	9.52		661,165	1.80	(d)	1.80	(d)	(0.93)	23
13.96	(9.20)		677,019	1.95	(d)	1.95	(d)	(1.26)	46
17.31	7.76		1,014,821	1.69	(d)	1.69	(d)	(1.00)	45
16.55	18.20		1,163,661	1.43	(d)	1.43	(d)	(0.78)	20
14.33	19.08		664,770	1.59	(d)	1.59	(d)	(0.61)	32

55.82	5.37	†	275,952	1.24	*	1.24	*	(0.42)*	9	†
53.11	11.60		272,499	1.25		1.25		(0.44)	7
47.59	(9.04)		298,170	1.24		1.24		(0.50)	27
59.51	8.31		445,167	1.23		1.23		(0.54)	26
57.87	15.23		517,640	1.22		1.22		(0.62)	30
50.22	18.08		432,086	1.26		1.26		(0.62)	32

The accompanying notes form an integral part of these financial statements.

49 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations					Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations		Dividends from net investment income		Distributions from realized gains	Total distributions
Balanced
Six months ended 9/30/2017	13.63	0.03		0.66	0.69		—		(0.15)	(0.15)
2017	13.24	0.01		0.80	0.81		(0.03)		(0.39)	(0.42)
2016	14.07	0.02		(0.13)	(0.11)		—		(0.72)	(0.72)
2015	14.22	(0.02)		0.54	0.52		—		(0.67)	(0.67)
2014	13.58	(0.03)		1.34	1.31		—	#	(0.67)	(0.67)
2013	12.39	0.04		1.20	1.24		(0.05)		—	(0.05)

Core Plus Income - Investor Class
Six months ended 9/30/2017	10.23	0.11	(a)	0.06	0.17		(0.10)		(0.03)	(0.13)
2017	10.15	0.23	(a)	0.21	0.44		(0.23)		(0.13)	(0.36)
2016	10.21	0.22	(a)	(0.04)	0.18		(0.22)		(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29		(0.08)		—	(0.08)

Core Plus Income - Institutional Class
Six months ended 9/30/2017	10.23	0.12	(a)	0.06	0.18		(0.11)		(0.03)	(0.14)
2017	10.15	0.25	(a)	0.21	0.46		(0.25)		(0.13)	(0.38)
2016	10.20	0.25	(a)	(0.04)	0.21		(0.24)		(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30		(0.10)		—	(0.10)

Short Duration Income - Investor Class
Six months ended 9/30/2017	12.27	0.11	(a)	—	0.11		(0.11)		—	(0.11)
2017	12.28	0.23	(a)	0.04	0.27		(0.24	)(e)	(0.04)	(0.28)
2016	12.48	0.22	(a)	(0.15)	0.07		(0.23)		(0.04)	(0.27)
2015	12.49	0.19	(a)	0.02	0.21		(0.21)		(0.01)	(0.22)
2014	12.67	0.19	(a)	(0.15)	0.04		(0.22)		—	(0.22)
2013	12.47	0.17	(a)	0.26	0.43		(0.23)		— #	(0.23)

Short Duration Income - Institutional Class
Six months ended 9/30/2017	12.29	0.13	(a)	—	0.13		(0.13)		—	(0.13)
2017	12.30	0.26	(a)	0.04	0.30		(0.27	)(e)	(0.04)	(0.31)
2016	12.50	0.25	(a)	(0.15)	0.10		(0.26)		(0.04)	(0.30)
2015	12.51	0.22	(a)	0.02	0.24		(0.24)		(0.01)	(0.25)
2014	12.68	0.22	(a)	(0.15)	0.07		(0.24)		—	(0.24)
2013	12.48	0.19	(a)	0.26	0.45		(0.25)		— #	(0.25)

Ultra Short Government(c)
Six months ended 9/30/2017	10.00	0.04		— #	0.04		(0.04)		—	(0.04)
2017	10.00	0.03		— #	0.03		(0.03)		—	(0.03)
2016	10.00	—	#	— #	—	#	—	#	— #	— #
2015	10.00	—	#	— #	—	#	—	#	—	— #
2014	10.00	—	#	— #	—	#	—	#	— #	— #
2013	10.00	—	#	— #	—	#	—	#	— #	— #

Nebraska Tax-Free Income
Six months ended 9/30/2017	9.90	0.07		0.03	0.10		(0.07)		—	(0.07)
2017	10.12	0.17		(0.22)	(0.05)		(0.17)		—	(0.17)
2016	10.19	0.18		(0.06)	0.12		(0.19)		—	(0.19)
2015	10.19	0.22		— #	0.22		(0.22)		—	(0.22)
2014	10.44	0.23		(0.20)	0.03		(0.23)		(0.05)	(0.28)
2013	10.44	0.21		0.01	0.22		(0.21)		(0.01)	(0.22)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. All per share amounts, for all periods, have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016. In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).
(d)	Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.
(e)	Includes a return of capital distribution of less than $0.01.

The accompanying notes form an integral part of these financial statements.

50 | Q3 2017 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover rate (%)
14.17	5.08	†	121,805	1.08	*	1.05	*	0.40	*	12	†
13.63	6.32		118,189	1.11		1.11		0.10		26
13.24	(0.80)		111,488	1.11		1.11		0.12		35
14.07	3.73		125,578	1.09		1.09		(0.12)		37
14.22	9.86		126,904	1.10		1.10		(0.20)		36
13.58	10.02		98,105	1.12		1.12		0.30		47

10.27	1.65	†	7,426	1.75	*	0.60	*	2.06	*	16	†
10.23	4.41		6,522	1.90		0.77		2.26		54
10.15	1.78		4,809	2.35		0.85		2.20		26
10.21	2.90	†	3,950	3.17	*	0.85	*	1.39	*	8†

10.27	1.75	†	32,962	1.11	*	0.40	*	2.26*		16	†
10.23	4.61		23,854	1.22		0.57		2.47		54
10.15	2.06		15,108	1.37		0.65		2.39		26
10.20	2.96	†	11,804	2.54	*	0.65	*	1.56*		8	†

12.27	0.92	†	103,311	0.93	*	0.68	*	1.84	*	17	†
12.27	2.15		94,817	0.93		0.80		1.85		38
12.28	0.58		100,948	0.91		0.85		1.77		23
12.48	1.64		113,709	0.89		0.84		1.51		30
12.49	0.35		111,675	0.91		0.81		1.55		36
12.67	3.46		78,418	0.97		0.82		1.36		37

12.29	1.02	†	1,113,915	0.62	*	0.48	*	2.04	*	17	†
12.29	2.38		1,103,272	0.62		0.58		2.07		38
12.30	0.83		1,155,054	0.62		0.62		2.00		23
12.50	1.88		1,291,524	0.61		0.61		1.73		30
12.51	0.56		1,427,037	0.61		0.61		1.73		36
12.68	3.69		1,424,860	0.62		0.62		1.55		37

10.00	0.39	†	99,686	0.60	*	0.20	*	0.78	*	6	†
10.00	0.25		98,029	0.66		0.14		0.25		—
10.00	0.03		106,689	0.70		0.05		0.03			(d)
10.00	0.01		108,453	0.67		0.01		0.01			(d)
10.00	0.01		124,158	0.67		0.03		0.01			(d)
10.00	0.03		107,918	0.70		0.04		0.03			(d)

9.93	1.01	†	61,037	0.81	*	0.81	*	1.39	*	15	†
9.90	(0.54)		62,973	0.79		0.79		1.66		29
10.12	1.20		64,134	0.78		0.78		1.82		13
10.19	2.14		70,002	0.75		0.75		2.14		12
10.19	0.33		70,268	0.73		0.73		2.11		2
10.44	2.02		103,764	0.70		0.70		1.97		14

The accompanying notes form an integral part of these financial statements.

51 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

(1) Organization
 The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “‘40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2017, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short Duration Income Fund (formerly known as the Short-Intermediate Income Fund), Ultra Short Government Fund and Nebraska Tax-Free Income Fund (individually, a “Fund”, collectively, the “Funds”).

Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short Duration Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.

The investment objective of the Value, Partners Value, Partners III Opportunity and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Balanced Fund are long-term capital appreciation and capital preservation.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ‘40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies
The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
 Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value.

•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions
 The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

52 | Q3 2017 SEMI-ANNUAL REPORT

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
 The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
 It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2017, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Securities Transactions
 Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
 The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
 Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.

(h) Use of Estimates
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Six months ended September 30, 2017		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	136,580	5,783,199	291,928	11,556,078
Redemptions	(1,521,450)	(64,294,106)	(4,355,399)	(172,457,273)
Reinvestment of distributions	573,668	23,841,638	—	—
Net increase (decrease)	(811,202)	(34,669,269)	(4,063,471)	(160,901,195)

Value - Institutional Class
Sales	232,119	9,871,565	511,911	20,334,221
Redemptions	(187,042)	(7,988,962)	(991,618)	(39,311,819)
Reinvestment of distributions	177,995	7,447,319	—	—
Net increase (decrease)	223,072	9,329,922	(479,707)	(18,977,598)

Partners Value - Investor Class
Sales	106,410	3,303,236	517,644	14,678,569
Redemptions	(1,880,278)	(58,593,454)	(5,759,984)	(165,366,178)
Reinvestment of distributions	—	—	—	—
Net increase (decrease)	(1,773,868)	(55,290,218)	(5,242,340)	(150,687,609)

53 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

	Six months ended September 30, 2017		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Partners Value - Institutional Class
Sales	398,382	12,432,558	764,351	22,103,089
Redemptions	(221,806)	(6,911,699)	(1,462,950)	(42,128,475)
Reinvestment of distributions	—	—	—	—
Net increase (decrease)	176,576	5,520,859	(698,599)	(20,025,386)

Partners III Opportunity - Investor Class
Sales	347,661	5,078,884	254,763	3,612,738
Redemptions	(362,094)	(5,276,832)	(934,863)	(13,019,132)
Reinvestment of distributions	64,201	917,440	33,751	442,138
Net increase (decrease)	49,768	719,492	(646,349)	(8,964,256)

Partners III Opportunity - Institutional Class
Sales	2,478,938	36,714,026	2,163,035	30,625,453
Redemptions	(2,717,409)	(40,645,436)	(7,441,377)	(105,581,643)
Reinvestment of distributions	1,365,336	19,988,522	642,482	8,570,703
Net increase (decrease)	1,126,865	16,057,112	(4,635,860)	(66,385,487)

Hickory
Sales	123,719	6,700,422	345,905	17,104,540
Redemptions	(322,938)	(17,594,143)	(1,480,422)	(73,689,447)
Reinvestment of distributions	12,274	666,620	—	—
Net increase (decrease)	(186,945)	(10,227,101)	(1,134,517)	(56,584,907)

Balanced
Sales	121,489	1,684,596	519,358	6,983,613
Redemptions	(290,751)	(4,023,479)	(541,433)	(7,240,890)
Reinvestment of distributions	90,674	1,259,460	273,687	3,595,694
Net increase (decrease)	(78,588)	(1,079,423)	251,612	3,338,417

Core Plus Income - Investor Class
Sales	122,950	1,267,333	215,852	2,237,465
Redemptions	(46,306)	(478,540)	(71,653)	(740,518)
Reinvestment of distributions	8,665	89,123	19,715	202,466
Net increase (decrease)	85,309	877,916	163,914	1,699,413

Core Plus Income - Institutional Class
Sales	961,830	9,897,387	942,669	9,672,988
Redemptions	(124,372)	(1,277,428)	(159,680)	(1,653,260)
Reinvestment of distributions	39,370	404,928	60,581	622,757
Net increase (decrease)	876,828	9,024,887	843,570	8,642,485

Short Duration Income - Investor Class
Sales	2,153,370	26,503,209	2,822,978	34,888,898
Redemptions	(1,534,765)	(18,901,710)	(3,471,878)	(42,885,336)
Reinvestment of distributions	76,549	939,635	157,370	1,938,699
Net increase (decrease)	695,154	8,541,134	(491,530)	(6,057,739)

Short Duration Income - Institutional Class
Sales	11,253,035	138,853,096	17,806,912	220,538,916
Redemptions	(11,250,347)	(138,787,514)	(24,062,586)	(298,094,938)
Reinvestment of distributions	888,394	10,922,737	2,138,070	26,391,122
Net increase (decrease)	891,082	10,988,319	(4,117,604)	(51,164,900)

54 | Q3 2017 SEMI-ANNUAL REPORT

	Six months ended September 30, 2017		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Ultra Short Government
Sales	2,091,262	20,904,940	34,767,394	43,614,815
Redemptions	(1,959,352)	(19,587,202)	(36,558,503)	(52,456,235)
1-for-10 reverse split	—	—	(95,199,960)	—
Reinvestment of distributions	33,647	336,352	108,757	217,784
Net increase (decrease)	165,557	1,654,090	(96,882,312)	(8,623,636)

Nebraska Tax-Free Income
Sales	40,904	408,652	636,946	6,414,061
Redemptions	(299,391)	(2,980,566)	(717,977)	(7,214,586)
Reinvestment of distributions	42,757	425,454	103,506	1,034,118
Net increase (decrease)	(215,730)	(2,146,460)	22,475	233,593

4) Related Party Transactions
 Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Value and Partners Value Funds:

	Greater Than	Less Than or Equal To	Rate
	$0	$1,000,000,000	0.90%
	1,000,000,000	2,000,000,000	0.85%
	2,000,000,000	3,000,000,000	0.80%
	3,000,000,000	5,000,000,000	0.75%
	5,000,000,000		0.70%
Partners III Opportunity Fund:
	Greater Than	Less Than or Equal To	Rate
	$0	$1,000,000,000	1.00%
	1,000,000,000	2,000,000,000	0.95%
	2,000,000,000	3,000,000,000	0.90%
	3,000,000,000	5,000,000,000	0.85%
	5,000,000,000		0.80%
Hickory Fund:
	Greater Than	Less Than or Equal To	Rate
	$0	$2,500,000,000	1.00%
	2,500,000,000	5,000,000,000	0.90%
	5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.70% of the Fund’s average daily net assets.

The Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

The Ultra Short Government Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.30% of the Fund’s average daily net assets (effective December 16, 2016). Prior to December 16, 2016, the Ultra Short Government Fund paid an annual advisory fee equal to 0.40%.

The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.

The Adviser has agreed in writing to reimburse the Balanced and Ultra Short Government Funds (through July 31, 2018) or to pay directly a portion of the Funds’ expenses to the extent that total expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.95% and 0.20%, respectively, of each Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Balanced and Ultra Short Government Funds for the six months ended September 30, 2017, were $20,704 and $198,923, respectively.

Through July 31, 2018, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.30% and 0.99% of the Investor and Institutional Class shares’ average daily net assets, respectively.

Through July 31, 2018, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.60% and 0.40% of the Investor and Institutional Class shares’ average daily net assets, respectively.

Through July 31, 2018, the Adviser has agreed in writing to reimburse the Short Duration Income Fund or to pay directly a portion of the Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.68% and 0.48% of the Investor and Institutional Class shares’ average daily net assets, respectively.

The expenses reimbursed by the Adviser for the Value, Partners Value, Core Plus Income and Short Duration Income Funds for the six months ended September 30, 2017, were $0; $0; $40,935 and $127,431 for the Investor Class shares and $96,606; $124,683; $105,890 and $762,748 for the Institutional Class shares, respectively.

As of September 30, 2017, the controlling shareholder of the Adviser held shares totaling approximately 32%, 21%, 38%, 47%, 11% and 66% of the Partners III Opportunity, Hickory, Balanced, Core Plus Income, Ultra Short Government and Nebraska Tax-Free Income Funds, respectively.

55 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

(5) Distributions to Shareholders and Distributable Earnings
 The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

	Six months	Year	Six months	Year	Six months	Year	Six months	Year
	ended	ended	ended	ended	ended	ended	ended	ended
	Sept. 30,	March 31,	Sept. 30,	March 31,	Sept. 30,	March 31,	Sept. 30,	March 31,
Distributions paid from:	2017	2017	2017	2017	2017	2017	2017	2017
	Value		Partners Value		Partners III Opportunity		Hickory
Ordinary income	—	—	—	—	—	—	155,009	—
Long-term capital gains	32,511,484	—	—	—	22,321,267	9,485,368	540,017	—
Total distributions	32,511,484	—	—	—	22,321,267	9,485,368	695,026	—

	Balanced		Core Plus Income		Short Duration Income		Ultra Short Government
Ordinary income	220,934	1,222,313	412,895	757,672	12,174,493	27,843,194	387,057	262,146
Long-term capital gains	1,055,003	2,414,964	81,893	69,635	—	1,056,284	—	—
Return of capital	—	—	—	—	—	217,545	—	—
Total distributions	1,275,937	3,637,277	494,788	827,307	12,174,493	29,117,023	387,057	262,146

	Nebraska Tax-Free Income
Ordinary income	—	12,551
Tax exempt income	433,420	1,046,530
Total distributions	433,420	1,059,081

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows (in U.S. dollars):

			Partners III
	Value	Partners Value	Opportunity	Hickory
Undistributed ordinary income	—	—	—	154,489
Qualified late year ordinary loss deferral	(1,208,394)	(907,781)	(2,542,368)	—
Undistributed long-term gains	32,507,539	—	22,316,202	539,471
Capital loss carryforwards	—	(3,026,723)	—	—
Post October capital loss deferral	—	(1,493,156)	—	—
Net unrealized appreciation (depreciation)	256,934,380	231,933,273	226,402,257	95,589,484
	288,233,525	226,505,613	246,176,091	96,283,444

	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income
Undistributed ordinary income	220,788	10,490	—	6,615	—
Undistributed tax exempt income	—	—	—	—	2,348
Undistributed long-term gains	1,054,689	81,807	—	—	—
Capital loss carryforwards	—	—	—	(16)	(39,260)
Post October capital loss deferral	—	—	(4,580,671)	(153)	—
Net unrealized appreciation (depreciation)	15,227,137	110,222	17,552,907	(35,798)	291,033
	16,502,614	202,519	12,972,236	(29,352)	254,121

The Value, Partners Value and Partners III Opportunity Funds elected to defer ordinary losses arising after December 31, 2016. Such losses are treated for tax purposes as arising on April 1, 2017.

The Partners Value, Short Duration Income and Ultra Short Government Funds elected to defer realized capital losses arising after October 31, 2016. Such losses are treated for tax purposes as arising on April 1, 2017.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The character of the carryforwards are as follows (in U.S. dollars):

			Nebraska
	Partners	Ultra Short	Tax-Free
	Value	Government	Income
Short term (no expiration)	(3,026,723)	(16)	—
Long term (no expiration)	—	—	(39,260)

56 | Q3 2017 SEMI-ANNUAL REPORT

At September 30, 2017, the cost of investments for Federal income tax purposes is summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Tax Cost	532,416,053	476,567,072	416,783,728	175,473,726	101,189,438	39,840,366	1,196,921,226	100,349,211	60,606,965

At September 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Appreciation	289,760,254	248,890,477	293,581,842	105,634,994	20,661,027	377,727	18,151,951	2,263	759,651
Depreciation	(6,069,590)	(14,284,083)	(12,176,420)	(4,798,538)	(513,877)	(90,937)	(2,307,347)	(32,622)	(258,135)
Net	283,690,664	234,606,394	281,405,422	100,836,456	20,147,150	286,790	15,844,604	(30,359)	501,516

(6) Securities Transactions
 Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2017, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Purchases	35,535,402	23,169,985	64,152,675	18,355,892	16,466,375	12,339,002	152,721,612	5,000,000	8,772,727
Proceeds	62,137,504	57,446,980	66,641,325	35,103,544	8,259,358	3,893,291	164,682,156	2,355,121	8,800,000

(a) Illiquid and Restricted Securities
 The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2017, include the following:

	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at September 30, 2017		8,673,670	12,462,000
Percent of net assets at September 30, 2017		1.2%	4.5%

(b) Options Written
 Transactions relating to options written for the six months ended September 30, 2017, are summarized as follows:

	Short Duration Income
	Number of Contracts	$ Premiums
Options outstanding, beginning of period	1,000	114,997
Options exercised	(1,000)	(114,997)
Options outstanding, end of period	—	—

The locations in the Statements of Assets and Liabilities as of September 30, 2017, of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):

					Average	Gross
			Fair Value of		Month-End	Notional
				Liability	Notional	Amount
Fund	Type of Derivative	Location	Asset Derivatives	Derivatives	Amount	Outstanding
Short Duration
Income	Call options written	Options written, at value	—	—	500,000	—

57 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

Transactions in derivative instruments during the six months ended September 30, 2017, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized		Unrealized
Fund	Type of Derivative	Location	Gain (Loss)	Location	Gain (Loss)
Short Duration Income	Call options written	Net realized gain (loss) - options written	114,997	Net unrealized appreciation (depreciation) - options written	70,003

(7) Affiliated Issuers
 Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of Shares
	Shares Held	Gross	Gross	Held	Value	Dividend	Realized
	March 31, 2017	Additions	Reductions	September 30, 2017	September 30, 2017	Income	Gains/(Losses)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$8,673,670	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

(8) Contingencies
 Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
 Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (1.785% at September 30, 2017). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $232,928,458, with the broker at September 30, 2017.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk
 Approximately 91% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
 Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

58 | Q3 2017 SEMI-ANNUAL REPORT

•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2017, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	701,440,624	—	—	701,440,624
Cash Equivalents	114,666,093	—	—	114,666,093
Total
Investments in
Securities	816,106,717	—	—	816,106,717

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	590,397,010	—	—	590,397,010
Cash Equivalents	120,776,456	—	—	120,776,456
Total
Investments in
Securities	711,173,466	—	—	711,173,466

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Information
Technology	148,637,460	8,673,670	—	157,311,130
Other	483,822,200	—	—	483,822,200
Cash Equivalents	57,055,820	—	—	57,055,820
Total
Investments in
Securities	689,515,480	8,673,670	—	698,189,150

Liabilities:
Securities
Sold Short	(227,976,000)	—	—	(227,976,000)

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Telecommunication
Services	—	12,462,000	—	12,462,000
Other	202,300,816	—	—	202,300,816
Cash Equivalents	61,547,366	—	—	61,547,366
Total
Investments in
Securities	263,848,182	12,462,000	—	276,310,182

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	58,399,028	—	—	58,399,028
Corporate Bonds	—	25,009,612	—	25,009,612
Corporate
Convertible
Bonds	—	1,035,000	—	1,035,000
Mortgage-
Backed Securities	—	3,533,604	—	3,533,604
U.S. Treasury
Notes	—	30,830,322	—	30,830,322
Cash Equivalents	2,529,022	—	—	2,529,022
Total
Investments in
Securities	60,928,050	60,408,538	—	121,336,588

59 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	11,673,774	—	11,673,774
Corporate
Convertible
Bonds	—	985,453	—	985,453
Asset-Backed
Securities	—	8,571,444	—	8,571,444
Commercial
Mortgage-
Backed Securities	—	884,789	—	884,789
Mortgage-
Backed Securities	—	1,961,281	—	1,961,281
Taxable
Municipal Bonds	—	420,040	—	420,040
U.S. Treasury	—	15,340,221	—	15,340,221
Common Stocks	241,332	—	—	241,332
Cash Equivalents	48,822	—	—	48,822
Total
Investments in
Securities	290,154	39,837,002	—	40,127,156

Short Duration Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	503,801,303	—	503,801,303
Corporate
Convertible
Bonds	—	62,735,594	—	62,735,594
Asset-Backed
Securities	—	87,393,910	—	87,393,910
Commercial
Mortgage-
Backed Securities	—	6,673,843	—	6,673,843
Mortgage-
Backed Securities	—	212,152,488	—	212,152,488
Taxable
Municipal Bonds	—	4,677,266	—	4,677,266
U.S. Treasury	—	321,013,351	—	321,013,351
Common Stocks	8,878,050	—	—	8,878,050
Cash Equivalents	5,440,025	—	—	5,440,025
Total
Investments in
Securities	14,318,075	1,198,447,755	—	1,212,765,830

Ultra Short Government
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	16,123,520	—	16,123,520
Asset-Backed
Securities	—	2,644,922	—	2,644,922
U.S. Treasury	—	78,433,579	—	78,433,579
Cash Equivalents	3,116,831	—	—	3,116,831
Total
Investments in
Securities	3,116,831	97,202,021	—	100,318,852

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	58,771,950	—	58,771,950
Cash Equivalents	2,336,531	—	—	2,336,531
Total
Investments in
Securities	2,336,531	58,771,950	—	61,108,481

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2017, there were no transfers between Level 1, Level 2 and Level 3.

During the six months ended September 30, 2017, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Subsequent Events
 Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

60 | Q3 2017 SEMI-ANNUAL REPORT

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This is Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/17 – 9/30/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/17	Value 9/30/17	Expense Ratio	4/01/17-9/30/17(1)
Value - Investor Class	Actual	$1,000.00	$1,054.35	1.21%	$6.23
	Hypothetical(2)	1,000.00	1,018.95	1.21	6.12
Value - Institutional Class	Actual	1,000.00	1,055.47	0.99	5.10
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners Value - Investor Class	Actual	1,000.00	1,029.30	1.23	6.26
	Hypothetical(2)	1,000.00	1,018.85	1.23	6.22
Partners Value - Institutional Class	Actual	1,000.00	1,030.41	0.99	5.04
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.01
Partners III Opportunity - Investor Class	Actual	1,000.00	1,024.35	2.13	10.81
	Hypothetical(2)	1,000.00	1,014.35	2.13	10.76
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,026.50	1.66	8.43
	Hypothetical(2)	1,000.00	1,016.70	1.66	8.39
Hickory	Actual	1,000.00	1,053.70	1.24	6.38
	Hypothetical(2)	1,000.00	1,018.80	1.24	6.28
Balanced	Actual	1,000.00	1,050.77	1.05	5.40
	Hypothetical(2)	1,000.00	1,019.75	1.05	5.32
Core Plus Income - Investor Class	Actual	1,000.00	1,016.53	0.60	3.03
	Hypothetical(2)	1,000.00	1,022.00	0.60	3.04
Core Plus Income - Institutional Class	Actual	1,000.00	1,017.51	0.40	2.02
	Hypothetical(2)	1,000.00	1,023.00	0.40	2.03
Short Duration Income - Investor Class	Actual	1,000.00	1,009.23	0.68	3.43
	Hypothetical(2)	1,000.00	1,021.60	0.68	3.45
Short Duration Income - Institutional Class	Actual	1,000.00	1,010.19	0.48	2.42
	Hypothetical(2)	1,000.00	1,022.60	0.48	2.43
Ultra Short Government	Actual	1,000.00	1,003.94	0.20	1.00
	Hypothetical(2)	1,000.00	1,024.00	0.20	1.01
Nebraska Tax-Free Income	Actual	1,000.00	1,010.10	0.81	4.08
	Hypothetical(2)	1,000.00	1,020.95	0.81	4.10

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

61 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

OTHER INFORMATION

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds’ quarter-end holdings is available on the Funds’ website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May 25, 2017. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indices are likely to occur from time to time over various investment cycles.

In addition, the Board compared expenses of each Equity Fund to the expenses of other similar funds, noting that the total expenses for the Equity Funds were generally higher than industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund and the Partners Value Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.

The Board also reviewed matters with respect to the proposed continuation of the Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund, including the investment advisory fee as proposed to be reduced from 0.80% to 0.70%, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the proposed new investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. In connection with Weitz Inc.’s proposal to reduce the amount of the investment advisory fee that it receives from the Balanced Fund, Weitz Inc.’s representatives confirmed to the Board that Weitz Inc. undertakes to not reduce the level or quality of the investment management services that it provides to the Balanced Fund following the reduction in the amount of the investment advisory fee. Management reviewed with the Board the fact that the Fund utilizes an investment style that combines equity investments and fixed income investments. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The members of the Board also reviewed matters with respect to the terms of a proposed Expense Limitation Agreement for the Balanced Fund to limit the total annual operating expenses of the Fund.

The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund

62 | Q3 2017 SEMI-ANNUAL REPORT

relative to other similar funds on a long-term basis and over shorter time periods, taking into consideration the fact that: (i) the Core Plus Income Fund commenced operations on July 31, 2014 and (ii) the Ultra Short Government Fund had operated as a “government money market fund” until December 16, 2016. In addition, the Board compared expenses of each Income Fund to the expenses of other similar funds, noting that the expenses for each Income Fund compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between certain of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year, subject to certain proposed modifications.

The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The members of the Board also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related, and they took into consideration the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.

The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The members of the Board also considered and reviewed with the representatives of Weitz Inc. the cost allocation practices employed with respect to the Funds and determined that the cost allocation methods are reasonable and appropriately reflect the costs of services that are provided to the Funds.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The members of the Board also took into consideration the way in which Weitz Inc. has been carefully planning and implementing portfolio management transition arrangements. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefits the Funds and their shareholders. The Board further took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.

In connection with these matters, the Board also took into consideration the Shareholder Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Shareholder Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Shareholder Administrative Services Plans.

In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Agreements for each Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. they noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. the members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. The Board also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services provided. The Trustees concluded that Weitz Inc. is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Weitz Inc. to each of the Funds, Weitz Inc.’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio

63 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

managers of the Funds, and Weitz Inc.’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Weitz Inc., the Trustees concluded that Weitz Inc. is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2017, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of Weitz Inc. other information and data, including each Fund’s performance against its primary benchmark index and its peer funds as follows:

1. Value Fund. The Board first reviewed information and materials regarding the performance results for the Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2017. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

2. Partners Value Fund. The Board next reviewed information and materials regarding the performance results for Partners Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2017. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

3. Partners III Opportunity Fund. The Board then reviewed information and materials regarding the performance results for Partners III Opportunity Fund and noted that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year, three-year, five-year and ten-year periods ended March 31, 2017. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

4. Hickory Fund. The Board then reviewed information and materials regarding the performance results for Hickory Fund, noting that the Fund had underperformed its primary benchmark index, the Russell 2500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

5. Balanced Fund. The Board next reviewed information and materials regarding the performance results for the Balanced Fund and the Board noted that the Fund had underperformed its primary benchmark index, the S&P 500 Index, as well as a secondary blended index consisting of 60% of the S&P 500 Index and 40% of the Barclays Intermediate U.S. Government/Credit Index, for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

6. Core Plus Income Fund. The Board then reviewed information and materials regarding the performance results for the Core Plus Income Fund, noting that the Institutional Shares of the Fund, which commenced operations as of July 31, 2014, had outperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for both the one-year period ended March 31, 2017 and for the period since inception. The Board also noted that the Institutional Shares of the Fund had matched the performance of its peer group median for the one-year period ended March 31, 2017 and had outperformed its peer group median for the period since inception.

7. Short Duration Income Fund. The Board next reviewed information and materials regarding the performance results for the Short Duration Income Fund and the Board noted that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate 1-3 Year Index, for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017.

8. Ultra Short Government Fund. The Board next reviewed information and materials regarding the performance results for the Ultra Short Government Fund, noting that the Fund had underperformed its primary benchmark index, the Bank of America Merrill Lynch 6-Month Treasury Bill Index, for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2017. In connection with the Board’s review of the performance results presented for the Ultra Short Government Fund, the members of the Board took into consideration the fact that prior to December 16, 2016, the Ultra Short Government Fund had been operated as a government money market fund and, as a result, the performance returns for each of the periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies that are different from the investment objectives and strategies that the Fund implemented effective as of December 16, 2016.

9. Nebraska Tax-Free Income Fund. The Board then reviewed information and materials regarding the performance results for the Nebraska Tax-Free Income Fund, noting that the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 5-Year Municipal Bond Index, for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board also noted that the Fund had underperformed its peer group median for the three-, five- and ten-year periods ended March 31, 2017, and outperformed its peer group median for the one-year period ended March 31, 2017. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Shares and the Investor Shares of the Funds, as applicable) based upon the relevant information presented, as compared to the advisory fees and overall expenses of other mutual funds in each respective Fund’s designated peer group as follows:

1. Value Fund. The Board first reviewed expense information and materials for Value Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund’s assets that are less than or equal to $1 billion, with various breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is above the median net expense ratio of its peer funds.

2. Partners Value Fund. The Board next reviewed expense information and materials for Partners Value Fund, and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its

64 | Q3 2017 SEMI-ANNUAL REPORT

peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is lower than the median net expense ratio of its peer funds.

3. Partners III Opportunity Fund. The Board then reviewed expense information and materials for Partners III Opportunity Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.17%, which is lower than the median net expense ratio of its peer funds.

4. Hickory Fund. The Board then reviewed expense information and materials for Hickory Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $2.5 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $2.5 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.25%, which is above the median net expense ratio of its peer funds.

5. Balanced Fund. The Board then reviewed expense information and materials for the Balanced Fund and the Board noted that the Agreement provided for an amended investment advisory fee for the Fund at a rate of 0.70% of the Fund’s assets (to become effective as of July 31, 2017), and this new 0.70% fee rate was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.11%, which was lower than the median net expense ratio of its peer funds.

6. Core Plus Income Fund. The Board next reviewed expense information and materials for the Core Plus Income Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.57%, which is lower than the median net expense ratio of its peer funds.

7. Short Duration Income Fund. The Board next reviewed expense information and materials for Short Duration Income Fund and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.58%, which is lower than the median net expense ratio of its peer funds.

8. Ultra Short Government Fund. The Board next reviewed expense information and materials for the Ultra Short Government Fund and the Board noted that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.14%, which was lower than the median net expense ratio of its peer funds.

9. Nebraska Tax-Free Income Fund. The Board next reviewed expense information and materials for the Nebraska Tax-Free Income Fund, noting that the Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was comparable to the median of its peer funds. The Board also noted that the net expense ratio of the Fund was 0.79%, which is lower than the median net expense ratio of its peer funds.

On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for the Balanced Fund will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Weitz Inc. and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Weitz Inc. with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Weitz Inc. by virtue of Weitz Inc.’s provision of administrative and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Agreements, the Trustees determined that Weitz Inc. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Weitz Inc. management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that Weitz Inc. has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements under which Weitz Inc. has undertaken to waive a portion of its fees and to reimburse expenses of certain of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Weitz Inc., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

65 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

INDEX DESCRIPTIONS

Russell 1000®	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value	The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value	The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Bloomberg Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Bloomberg Barclays U.S. Aggregate Bond	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays U.S. Aggregate 1-3 Year	The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is generally representative of the market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg Barclays Intermediate U.S. Government/Credit	The Bloomberg Barclays Intermediate U.S. Government/Credit Index (“BIGC”) is the non-securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues and corporates with maturities from one to ten years.

CPI + 1%	The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index (“CPI”) as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

Bank of America Merrill Lynch 6-Month Treasury Bill	The Bank of America Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index that is generally representative of the market for U.S. Treasury Bills.

Bloomberg Barclays 5-Year Municipal Bond	The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index created by Bloomberg Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

66 | Q3 2017 SEMI-ANNUAL REPORT

Board of Trustees	Distributor

Lorraine Chang

John W. Hancock

Thomas R. Pansing, Jr.

Roland J. Santoni

Delmer L. Toebben

Wallace R. Weitz

Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.

1125 South 103rd Street, Suite 200

Omaha, NE 68124-1071

(800) 304-9745

Custodian
State Street Bank and Trust Company

Officers

Wallace R. Weitz, President

Thomas D. Carney, Vice President

John R. Detisch, Vice President, General Counsel,

Secretary & Chief Compliance Officer

Bradley P. Hinton, Vice President

Kenneth R. Stoll, Vice President & Chief

Financial Officer

Weitz Securities, Inc.

Transfer Agent and Dividend

Paying Agent
Weitz Investment Management, Inc.

Sub-Transfer Agent

Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund

Investor Class - WVALX

Institutional Class - WVAIX

Partners Value Fund

Investor Class - WPVLX

Institutional Class - WPVIX

Partners III Opportunity Fund

Investor Class - WPOIX

Institutional Class - WPOPX

Hickory Fund - WEHIX

Balanced Fund - WBALX

Core Plus Income Fund

Investor Class - WCPNX

Institutional Class - WCPBX

Short Duration Income Fund

Investor Class - WSHNX

Institutional Class - WEFIX

Ultra Short Government Fund - SAFEX

Nebraska Tax-Free Income Fund - WNTFX

Help us conserve resources by receiving your report electronically.
Visit us online at weitzinvestments.com.

Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/10/17

67 | Q3 2017 SEMI-ANNUAL REPORT UNAUDITED

Item 2. Code of Ethics.
Not required for Semi-Annual Report.
Item 3. Audit Committee Financial Expert.
Not required for Semi-Annual Report.
Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
                                             Wallace R. Weitz, President
Date: November 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: November 13, 2017

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial Officer
Date: November 13, 2017

* Print the name and title of each signing officer under his or her signature.